IDEX SERIES FUND

Annual
Report

OCTOBER  31,  1997




TABLE OF CONTENTS
PORTFOLIO MANAGERS'  COMMENTARY,
PORTFOLIO PERFORMANCE, STATISTICS AND
SCHEDULE OF INVESTMENTS

Aggressive Growth Portfolio                                           2    28
International Equity Portfolio                                        4    30
Capital Appreciation Portfolio                                        6    34
Global Portfolio                                                      8    36
Growth Portfolio .                                                    10   40
C.A.S.E. Portfolio.                                                   12   42
Value Equity Portfolio                                                14   44
Strategic Total Return Portfolio (formerly Equity-Income Portfolio)   16   46
Tactical Asset Allocation Portfolio                                   18   48
Balanced Portfolio                                                    20   50
Flexible Income Portfolio                                             22   52
Income Plus Portfolio                                                 24   53
Tax-Exempt Portfolio                                                  26   54

FINANCIAL STATEMENTS
Statement of Assets and Liabilities                                      56
Statement of Operations                                                  58
Statement of Changes in Net Assets                                        60

Financial Highlights                                                      64
Notes to Financial Statements                                             72
REPORT OF INDEPENDENT ACCOUNTANTS                                         78
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION                               80
To Contact Us                                                             85


Fellow Shareholders:

Reality check.
There is nothing like a vicious stock market plunge to remind us that prices can, and most assuredly will, move both ways. And sometimes with absolutely stunning speed.
Indeed, just as our period was gliding to a graceful and well-turned close, the financial markets quite unbecomingly stumbled and fell. Tripped up by currency turmoil in Southeast Asia and the attendant pressure on stock prices there, the Dow Jones Industrial Average dropped a staggering 554 points in a single session-Monday, October 27. The plunge marked the largest one-day point decline in the history of the market.
Recognizing, perhaps, that the selloff was an unduly harsh reaction to the Asian market's hysteria, the U.S. bellwether index bounced right back the following session, vaulting 337 points-the largest single-day advance in the history of the market. Despite all the great effort, however, the Dow still gave up 273 points, or just about 3.5%, for the final week of the month-and of our period. Ordinarily, of course, we are not that interested in the short-term vagaries of the stock market. But there is something important to be found in this recent turbulence: after a relentless three-year run to higher levels, volatility is back in the stock market.
That is not to say that something important has happened to hurt the long-term bull case for financial assets. It has not. To be sure, the potential for ripples in global growth rates is real, but relative valuations are as favorable as they have been in years. In fact, we are still reaching for superlatives to describe the combination of low inflation, strong earnings, and global capitalism that has been powering equities of all stripes. We remain undeniably at an amazing point in our economic history.
Nevertheless, with the reemergence of real and potentially significant volatility, this looks like a good time for prudent investors to conduct a reality check on their expectations-for risk as well as reward. The market has, after all, doubled in just the last three years and we are all, most likely, a bit spoiled. The biggest challenge in the near term may be accepting far less robust returns than those to which we have grown accustomed.
The good news in all of this is that professional investors are finding great reasons to like the financial markets. On the following pages, the IDEX Series Fund portfolio managers share their perspective on investing and discuss how they have responded to this period's changes and why. We encourage you to take the time to review these reports in order to better understand your investment and its performance. Knowing your Fund's Portfolio's-how they react to market volatility, securities in which they invest, the portfolio managers' investment style-can only make you a smarter investor. And smart investors are more likely to stick to their long-term investment horizons.
Within that long-term context, October's turmoil could be viewed as a character building exercise-the perfect medicine for an impetuous bull market with an invincibility complex. For that reason there may be cause for greater optimism now than even a few weeks ago. But no matter what the markets do, or when, we will do our best to provide you with solid, well-managed products and superior service. We respect your personal task of financial planning and appreciate the opportunity to assist.
Sincerely yours,


/s/ John R. Kenney        /s/ G. John Hurley


November 18, 1997




Aggressive Growth Portfolio

OBJECTIVE
Long-term capital appreciation through investments in domestic equities of developing companies or companies with promising growth potential.

This has been a challenging 12 months for growth stock investors. Early this period, the market was rewarding larger companies noted for their earnings predictability and liquidity, leaving less liquid and less stable growth stocks to become increasingly undervalued relative to blue chips. This effect was substantially magnified in the small cap market where quality growth stocks were selling at a discount to the broader market despite having the potential to grow their earnings three to four times faster.

The Aggressive Growth Portfolio, with its ability to invest in any size company, was able to offset this unfavorable investor psychology by increasing its exposure to large cap stocks. Although the Portfolio's small-cap exposure negatively impacted returns, the effect was minimized by a deliberate underweighting.

With economic data throughout the third quarter indicating the economy was in fact slowing and that inflation was not an imminent problem, market psychology began to improve and many investors began shifting their assets into stocks with greater return potential. As a result, premiums for quality growth stocks increased. This, coupled with strong earnings, helped the Portfolio rebound significantly from an unimpressive first half. The Portfolio's small-cap exposure and its heavy weighting in the technology sector added to an exceptional quarter of relative and absolute performance.

In August, as the economy displayed signs of increasing strength, investors grew a bit fearful of potential Federal Reserve action and the market stumbled slightly. This short-lived selloff was particularly acute for several prominent, multinational companies, which slid further amid negative earnings pre-announcements. Although the Portfolio had a negative month, its performance relative to the S&P 500 Index was favorable.

As October approached, many investors grew nervous. A great deal of press was generated on the similarities between the current market and 1987. Investors, many of whom had enjoyed substantial increases for the past several years, appeared looking for an excuse to sell. The catalyst came on October 27th. Triggered by a dramatic drop in the Hong Kong stock market, the Dow Jones Industrial Average slid 554 points. The drop was particularly acute in the semiconductor industry, causing the Portfolio to experience a volatile October, capping off another challenging yet successful year.

However, despite our Portfolio's respectable year, we are disappointed to note that we underperformed our benchmark measure, the S&P 500. Please refer to the Portfolio Peformance on page 3 for details.

Looking ahead, it seems the events in late October have subsided. The market bounced back the following day and appears to have stabilized. Moreover, there is no indication that the American economy has been damaged, or even will be damaged, in any systemic way by the events in Asia. Nor does it seem likely the Federal Reserve will raise rates as it would not want to further destabilize world markets. The outlook for the remainder of the calendar year is optimistic and a strong finish is anticipated.

/s/ David Alger
David Alger
Portfolio Manager
Fred Alger Management, Inc.


Top Five Industries (% of Net Assets)
Pharmaceuticals         11.7%
Computers                6.7%
Semiconductors           6.5%
Industrial Diversified   6.4%
Software                 6.2%


Five Largest Holdings (% of Net Assets)
Sunbeam Corp.                 3.3%
Compaq Computer Corp.         3.1%
Cisco Systems, Inc.           3.1%
Home Depot, Inc.              2.8%
Tyco International, Ltd.      2.7%



Aggressive Growth Portfolio

A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $19,763.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.


Average Annual Total Returns For the Period Ended 10/31/97(1)
                                             From Inception
                              1 year    Inception Date
Class A (without sales load)  24.71%    28.82%    12/2/94
Class A(2) (with sales load)  17.85%    26.35%    12/2/94
S&P 500(3)                    32.12%    30.06%    12/2/94
Class B (without sales load)  24.47%    8.02%     10/1/95
Class B(2) (with sales load)  19.47%    6.69%     10/1/95
Class C                       24.50%    28.47%    12/2/94

(1) Aggressive Growth Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) Aggressive Growth Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Aggressive Growth Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.


Investments by SECTOR as a percentage of net assets

                          10/31/97  10/31/96
Basic Materials                1.2%      1.7%
Consumer Cyclical             14.5%     16.1%
Consumer Non-Cyclical         18.3%     14.7%
Energy                         7.4%      4.1%
Financial                     12.7%     11.4%
Industrial                     8.4%      6.2%
Technology                    28.0%     41.4%
Utilities                      1.6%      1.1%
Short-term                    12.0%      2.9%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.


 International Equity Portfolio

OBJECTIVE
Long-term growth of capital by investing primarily in the common stock and other equity securities of foreign issuers traded on overseas exchanges and foreign over-the-counter markets.

Since its inception on February 3, 1997, the Portfolio received a substantial boost early on from the use of tactical currency strategies. Our outlook at the start of the year focused on the potential of the U.S. dollar and we consequently hedged all European and yen exposure back to dollars. As a result of the dollar's continued strength, the strong advances were protected as we unwound the positions in April and May.
The U.S. equity market has lead international markets in most regions, producing significant double digit returns for the nine month period. European, Latin American, and the UK markets have produced strong growth as well and, as such, have been the focus of our investment strategy over the period. In stark contrast, many Asian markets have endured turmoil caused by weakening currencies, while Japan's economy and its stock market have failed to impress. During October, returns from almost every world market were pared back as a barrage of attacks on the Hong Kong currency rocked equity markets, causing them to reappraise their recent advances. In an attempt to rear its ugly head, the legacy of October 1987 would seem to have been smartly brushed aside by the bulls.
Asset allocation and stock selection strategies contributed equally to the Portfolio's performance for the period. On the asset allocation side, underweighted positions in Japan and the Far East, notably Hong Kong and Malaysia, combined with a significant overweighting in Finland and Europe were the ingredients for our positive results.
Looking forward, we remain bullish on European equities, buoyed by the positive outlook for economic growth in the region. More specific, in the UK we have moved to a neutral stance since the recent correction, which has made equity valuations look somewhat more reasonable. In Japan we continue to hold an underweighted position as well as in the Far East where the worst may be over but there is a long way to go before the light shines at the end of the tunnel.

Investment Management Board
Co-Portfolio Manager
Scottish Equitable Investment
Management Limited

International Equity Portfolio's performance for the nine months ended October 31, 1997, lagged its comparative index, the Morgan Stanley Capital Intl-
Europe, Asia and Far East Index. Please review the Portfolio Performance on page 5 for details.
Early on, these returns were bolstered by strong European equity markets, where low inflation and weak currencies helped fuel a broad surge in stock prices.
Our exposure to the Pacific Basin, however, although an underweighted position, still proved to be a negative influence on returns. Indeed, currency devaluations there caused problems for many markets in the region. In addition, Japan remained mired in an economic slowdown, though the country did show signs of rebounding early in the period. Concerns leading up to the much-anticipated British handover of Hong Kong to China in July proved to be unwarranted, as that event passed with little impact on equity prices.
Despite the problems in the Pacific Basin, several of the Portfolio's holdings there performed well, particularly in Japan. Examples include NTT Data, a computer equipment and consulting company, Honda Motor Company, and Sony among others. Most of our equity investments in Europe contributed favorably to performance. Companies benefiting from the restructuring taking place on the European Continent registered some of the best returns for the Portfolio, including Coflexip SA, a French-based oil services company, and Merita, a Finnish bank. Across the Atlantic, we also enjoyed strong performance from Telebras, Brazil's largest telecommunications company.
Generally, the outlook for established international markets is positive, which should bode well for the International Equity Portfolio. We continue to have a favorable outlook for Europe where growth prospects and interest-rate conditions remain generally good. The Continent appears to be on target to achieve economic union by January 1, 1999. Improving economic conditions are needed for Japan's market to recover, though select areas within Japan look good, particularly well capitalized banks. The currency turmoil in Southeast Asia may continue to pose a short-term problem for stocks in the region but should eventually attract investment there.

/s/ Ralph R. Layman
Ralph R. Layman
Co-Portfolio Manager
GE Investment Management Incorporated


Top Five Countries (% of Net Assets)
United Kingdom           16.6%
Japan                    16.5%
France                   10.9%
Germany                   9.2%
Switzerland               7.8%

Five Largest Holdings (% of Net Assets)
Novartis                      2.3%
Total SA                      1.8%
Telecom Italia SpA            1.7%
Honda Motor Co. Ltd.          1.7%
Siebe PLC                     1.3%


International Equity Portfolio

A hypothetical $10,000 invested in Class A Shares at inception (2/3/97) was worth $10,004.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                   From Inception
                              Inception Date
Class A (without sales load)   5.70%    2/3/97
Class A(2) (with sales load)  (0.11)%   2/3/97
MSCI-EAFE(3)                  11.44%    2/3/97
Class B (without sales load)   5.20%    2/3/97
Class B(2) (with sales load)   0.20%    2/3/97
Class C                        5.30%    2/3/97

(1)  International Equity Portfolio performance includes dividends and capital
gains reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
(2) International Equity Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. International Equity Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3)  The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI
EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
     From inception calculation is based on life of Class A.

Investments by REGION as a percentage of net assets

                         10/31/97
Asia/Pacific Rim         19.1%
Australia                 1.5%
Europe                   64.8%
Latin America             6.0%
Middle East               1.1%
North America             0.3%
South Africa              0.7%
Short-term                5.2%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Capital Appreciation Portfolio

OBJECTIVE
Long-term growth of capital through investments by normally investing at least 50% in medium sized companies.

Although financial markets continued to display substantial volatility, domestic equities moved higher during the year. Recent market volatility was largely the result of mixed signals from the economy, along with growing fluctuations in global equity markets. Indeed, the downturn in the Far Eastern markets sent shock waves worldwide, dragging most international markets sharply lower as October came to a close.
During the period, we saw a dramatic reversal of fortune among equities. Earnings uncertainty took the wind out of the mega-caps' sails, and many of these former market leaders reversed course to end the third quarter lower. The resurgence of small and midsize stocks helped create much greater breadth and a healthier market. For well over a year, smaller stocks have been largely ignored by investors, which made for a very narrow rally.
In this environment, the Capital Appreciation Portfolio did close the period higher but failed to keep pace with the mid-cap market and therefore, trailed its benchmark indices, the S&P 500 and the S&P Midcap 400 for the year. Please refer to the corresponding Portfolio Performance on page 7 for details. The Portfolio was heavily weighted with high-growth equities and, with the notable exception of technology and a few other sectors, the market remained somewhat skittish of high price-to-earning multiples. We were also underweighted in financials and energy stocks, both of which were strong catalysts for the S&P MidCap 400's returns.
The companies represented in the Portfolio, however, are experiencing earnings growth that is often more robust than the market leadership. The estimated average forward earnings growth rate of the stocks in the portfolio is well above our benchmark index, roughly 30% versus 20%. But while the vast majority of our companies keep meeting, and in many cases exceeding, estimates, unfortunately some of our largest holdings have seen their stock price retreat of late. Papa John's, Omnicare, Paychex, and Barnett Industrial all ended the period lower.
I remain convinced that these companies will be recognized for their outstanding results and potential. I do not intend to change my discipline, but I do not want to be inflexible either. I have, in fact, made several moderate adjustments to the Portfolio over the last several months. It is now somewhat more diversified, with more names in the bottom quartile of assets. I have also added several stocks that are transforming themselves into predictable growth stories. Examples include British-based Imperial Chemical, which is undergoing a major restructuring, and AES, the largest power producer in the world. These are companies in which I have a high degree of confidence, and where I believe management will execute effectively.
During the period, several stocks did perform very well, gaining between 20% and 30%. These would include Heftel and Clear Channel in the media group and Charles Schwab and American Capital Strategies in the financial group. On the sell side, I took profits in HFS and cut Wisconsin Central, both longtime holdings.
All together, I am disappointed with our results this year. We continue to see substantial fundamental improvement throughout the Portfolio, but, to date, our stocks have reflected only a fraction of that progress. While I remain extremely constructive on the Portfolio's potential, I am actively pursuing new ideas. My promise to you is that I will continue to search for companies with compelling potential, and where our intensive analysis can add value.

/s/ James P. Goff
James P. Goff
Portfolio Manager
Janus Capital Corporation


Top Five Industries (% of Net Assets)
Restaurants                        13.0%
Retailers - Specialty              11.3%
Broadcasting                        6.1%
Pharmaceuticals                     4.1%
Computers                           4.0%

Five Largest Holdings (% of Net Assets)
J.D. Wetherspoon PLC                6.3%
Fastenal Company                    5.8%
PizzaExpress PLC                    4.6%
Petco Animal Supplies, Inc.         4.1%
Omnicare, Inc.                      3.8%

Capital Appreciation Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $16,280.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                             From Inception
                              1 year    Inception Date
Class A (without sales load)   4.09%    20.53%    12/2/94
Class A(2) (with sales load)  (1.63)%   18.21%    12/2/94
S&P 500(3)                    32.12%    30.06%    12/2/94
S&P 400(3)                    32.53%    26.24%    12/2/94
Class B (without sales load)   3.56%    11.66%    10/1/95
Class B(2) (with sales load)  (1.44)%   10.37%    10/1/95
Class C                        3.64%    20.01%    12/2/94

(1) Capital Appreciation Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) Capital Appreciation Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Capital Appreciation Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Standard & Poor's 500 (S&P 500) Index and Standard & Poor's MidCap 400 (S&P 400) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

Investments by SECTOR as a percentage of net assets

                          10/31/97  10/31/96
Basic Materials                1.6%      2.1%
Consumer Cyclical             37.1%     37.5%
Consumer Non-Cyclical         10.3%     15.0%
Energy                         2.7%     -
Financial                     14.3%      5.9%
Industrial                     8.6%     11.7%
Technology                    13.7%     22.5%
Utilities                      3.7%      1.5%
Short-term                     6.4%      1.9%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Global Portfolio
OBJECTIVE
Long-term growth and preservation of capital through investments primarily in common stocks of foreign and domestic issuers.

This year saw a dramatic increase in equity volatility around the world, which generally proved unsettling for global investors. However, within this environment, the Global Portfolio continued its stellar performance as it outperformed its benchmark index, the Morgan Stanley Capital International World Index by more than 5%. Please refer to the Portfolio Performance on page 9 for highlights. Many established markets, particularly in Europe, saw major swings in stock prices, and some markets (such as Germany, France, and Japan) actually experienced a true correction of over 10%. Fluctuations in the dollar precipitated the turmoil, but the summer doldrums distorted the situation.
The Far East, however, provided much of the impetus for global fluctuations. After the devaluation of Thailand's currency, most of Southeast Asia was forced to follow suit. This debacle quickly spilled over to the equity markets, with many exchanges posting significant declines in local terms. Asian markets remain in disarray and the near-term picture is disconcerting. It will take time for the dust to settle, but the Far East certainly has a long road to haul.
We were fortunate to sidestep much of Southeast Asia's free fall due to our small weighting in the region, but the Portfolio was unable to dodge every bullet. Volkswagen, for example, dropped significantly. The position had performed exceedingly well but management opted to take advantage of the stock's strong run to issue six million new shares, which will dilute earnings going forward.
Securitas, Hitachi, Fujitsu, and Telebras also ended lower. Securitas dropped after earnings were impacted by restructuring charges taken at its German division. Both Hitachi and Fujitsu were heavily influenced by the Japanese market, which gave up its second quarter advances. Economic uncertainty continues to roil the Japanese markets and yields on the 10-year bonds dropped to their lowest recorded levels ever. The economy seems to have lost its recent momentum and may be on the brink of another recession.
On a positive note, our European airlines and Ericsson, a telecommunication equipment company, moved higher during the period. European airlines are experiencing very solid demand, and load factors (a measure of people per flight) are up dramatically. SAS Danmark's "Star Alliance" agreement with United Airlines and Lufthansa has created substantial cost savings, while Lufthansa recently topped analysts' earnings estimates by tripling its pretax profits. Ericsson, which dominates the global wireless equipment infrastructure market, has a number of great new mobile handset models that are rapidly gaining market share.
Other stocks that performed well this period include Philips Electronics, the Netherlands-based electronics company, Elf Acquitane, a French oil company, and Siebe, a U.K.-based engineering company.
Going forward, I expect the current volatility in global equity markets to continue. We have had an almost vertical ascent in our domestic markets, and European stocks had a powerful run as well. Interest rates, I believe, remain the overriding factor for international markets. While our economic growth domestically has been strong, Europe's growth remains moderate and Southeast Asia may be turning recessionary. In this mixed environment, I intend to stick to my discipline of focusing on finding individual companies with strong growth potential. Superior stock picking has allowed us to generate good returns with relatively low volatility, and I believe this approach will serve us well going forward.

/s/ Helen Young Hayes
Helen Young Hayes
Portfolio Manager
Janus Capital Corporation

Top Five Countries (% of Net Assets)
United States                      20.7%
United Kingdom                     15.9%
Netherlands                        11.6%
France                             11.4%
Japan                               7.9%

Five Largest Holdings (% of Net Assets)
Philips Electronics NV ADR          2.7%
Philips Electronics NV              2.5%
Rentokil Initial Group PLC          2.5%
NTT Data Communications             2.3%
Elf Aquitaine SA                    2.2%


Global Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (10/1/92) was worth $26,662.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                                       From Inception
                              1 year    5 year    Inception Date
Class A (without sales load)  22.72%    21.01%    22.66%    10/1/92
Class A(2) (with sales load)  15.98%    19.65%    21.30%    10/1/92
MSCIW(3)                      17.25%    15.79%    10.40%    10/1/92
Class B (without sales load)  22.53%         -    22.54%    10/1/95
Class B(2) (with sales load)  17.53%         -    21.38%    10/1/95
Class C                       22.72%         -    19.65%    10/1/93

(1) Global Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) Global Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Global Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.


Investments by REGION as a percentage of net assets

                          10/31/97  10/31/96
Asia/Pacific Rim               8.8%     12.1%
Australia                       -        1.0%
Europe                        64.4%     56.2%
Latin America                  4.7%      5.4%
Middle East                     -        0.8%
North America                 14.1%      9.4%
South Africa                   0.5%      0.2%
Short-term                     6.6%     13.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Growth Portfolio
OBJECTIVE
Long-term growth of capital through investments in companies selected solely for their earnings and growth potential.

Despite the dramatic volatility in the equity markets this year, the Growth Portfolio posted solid returns, though lagging in comparison to its benchmark index, the S&P 500. Please review details on the corresponding Portfolio Performance on page 11. Equities tracked bonds for much of the period, rising in July, falling in August when interest rates rose, and then turning up again in September, when rates declined. During October, however, we saw dramatic fluctuations stemming from the turmoil in Southeast Asia, which dampened returns.
In general, smaller companies finally gathered momentum, especially during the third quarter. The net effect was that valuations in all market capitalization categories were brought into greater equilibrium. As a result, we are now in a broader market environment with fewer excesses, and this is good news for stocks. The keys to continued progress are interest rates and earnings-we need rates to continue to work lower, which I believe they will, and earnings to move up. Until economic growth and inflation are once again linked up, I expect equities to produce exceptionally attractive returns.
This does not mean, however, that we will see a seamless advance in equity prices. With valuations and earnings expectations this high, almost any disappointment, or pickup in economic growth, will likely buffet the market. In fact, skittishness has been a hallmark of market pricing for approximately two years.
Our positons in the drug sector contributed nicely to the Portfolio's performance this period. Warner-Lambert, Eli Lilly, and Pfizer all moved ahead on the strength of exciting products that are currently in the market or in company pipelines. Energy and oil service companies also performed well. International demand for oil and natural gas is excellent, technology is making energy producers more cost-effective, and management is behaving more rationally. Our main position is Schlumberger, the premier provider of new technology to the oil and gas industry. Among our technology stocks, Microsoft posted solid returns for us. Microsoft virtually owns the PC and network operating systems market and is benefiting from explosive growth in the Internet and in commercial applications for computer networks despite recent attention to the company from Washington regulators.
We have recently added a healthy mix of very exciting stocks in both the large and smaller capitalization categories. Many of these companies are benefiting from important secular developments in the financial services, telecommunications, technology, pharmaceutical, and agribiotech sectors. These sectors are themselves the beneficiaries of immense fundamental changes in economic and demographic trends.
Looking forward, I remain enthusiastic about the Portfolio's potential and about the long-term prospects for the stock market. I do, however, expect continued price volatility. Given that the advance the domestic markets enjoyed in 1995-1996 was unusual by historical standards, this year's volatility would seem to be a reversion to (or through) the mean. Stock selection is always important, but I expect it will become increasingly so if cash continues to spread out over a wider range of assets. This is an environment where I believe our stock picking discipline can best add value and where we have a chance to show our true colors.

/s/ Scott W. Schoelzel
Scott W. Schoelzel
Portfolio Manager
Janus Capital Corporation

Top Five Industries (% of Net Assets)
Pharmaceuticals               19.2%
Software                       9.7%
Banks                          9.0%
Semiconductors                 6.7%
Computers                      5.4%


Five Largest Holdings (% of Net Assets)
Microsoft Corp.                6.1%
Pfizer, Inc.                   5.2%
Merrill Lynch & Co., Inc.      5.2%
Dell Computer Corp.            5.2%
Warner - Lambert Co., Inc.     4.7%


Growth Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (5/8/86) was worth $54,510.

Note: Performance of Class B, C and T Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                                            From Inception
                              1 year    5 year    10 year   Incep     Date
Class A (without sales load)  16.40%    15.30%    17.87%    16.49%    5/8/86
Class A(2) (with sales load)  10.00%    14.00%    17.21%    15.91%    5/8/86
S&P 500(3)                    32.12%    19.87%    17.17%    15.93%    5/8/86
Class B (without sales load)  16.11%    -         -         17.48%    10/1/95
Class B(2) (with sales load)  11.11%    -         -         16.26%    10/1/95
Class C                       16.19%    -         -         15.06%    10/1/93
Class T(4) (w/o sales load)   16.54%    15.93%    17.99%    17.16%    9/20/96
Class T(4) (with sales load)  6.64%     13.89%    16.94%    16.32%    9/20/96

(1)  Growth Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) Growth Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Growth Portfolio Class B Shares performance reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.
(4) Growth Portfolio Class T Shares are owned by the former shareholders of IDEX Fund and IDEX Fund 3 as a result of a reorganization on September 20, 1996. The performance shown is that of IDEX Fund, from inception on 6/4/85 until the reorganization. All future performance will be based solely on Class T Shares. Class T Shares performance with sales load reflects the maximum sales charge of 8.5%. Class T Shares are not available to new investors.

Investments by SECTOR as a percentage of net assets

                               10/31/97  10/31/96
Basic Materials                     0.5%       -
Consumer Cyclical                   1.8%      9.1%
Consumer Non-Cyclical              25.6%     17.5%
Energy                              6.1%       -
Financial                          18.5%     17.8%
Independent                          -        1.7%
Industrial                          5.9%       -
Technology                         33.2%     37.0%
Utilities                           2.9%      0.2%
Long-term U.S. Gov't                 -        1.5%
Short-term                          5.4%     15.2%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.


C.A.S.E. Portfolio
OBJECTIVE
Growth of capital through investments in stocks exhibiting below market risk and below market multiples with above average fundamentals.
Over the past several years, the U.S. economy has benefited greatly from the effects of corporate downsizing, baby-boomer purchasing, and a flurry of exciting new technologies. For what is now the longest period in its history, our market has been experiencing low inflation, declining interest rates, and earnings that exceeded analysts' expectations. During the past seven years, the fundamental valuations of America's largest companies have escalated to nearly twice their long-term historical levels.
Unabated, the market could push to the upper limits of its confidence range (9100 Dow). On the other hand, an unanticipated economic event could just as easily drive the market to the low end of its range (5500 Dow). The world economies are at historically high levels and latent with debt. As they adjust for these excesses, the resulting margin calls are causing global monetary misalignments which materially decrease our country's exports.
Recent events in the Far East proved to be little more than a fire drill. In the seventh year of an unprecedented expansionary economy, it seems very risky to be buyers of the high multiple, high capitalization growth stocks. With the valuations of these stocks nearly twice their historical levels, we find it increasingly difficult to justify the characteristics of this class of investment. On a going forward basis, we are no longer buyers of that market. We intend to only be cautious buyers of individual stocks that meet a very stringent code of growth and value characteristics.
To be sure, the C.A.S.E. Portfolio has performed well. Even with its respectible returns, we slightly underperformed our comparative index, the S&P 500, for the year. Please glance to page 13 for further details.
Positioning for the near future, we believe stocks which make up the Portfolio exhibit below average price earnings multiples, higher than average returns and five year earnings growth rates nearly double that of the market. We believe our "blending" of both growth and value disciplines will reduce the Portfolio's downside market volatility and it should also perform in line with the market on the upside. C.A.S.E.'s focus seeks to protect and to nurture your investment in the C.A.S.E. Portfolio.

/s/ William E. Lange
William E. Lange
Portfolio Manager
C.A.S.E. Management, Inc.

Top Five Industries (% of Net Assets)
Computers                          9.1%
Oilfield Equipment & Services      8.0%
Banks                              6.0%
Aerospace/Defense                  4.8%
Diversified Technology             4.8%


Five Largest Holdings (% of Net Assets)
Tidewater, Inc.                    2.2%
Sun Company, Inc.                  2.1%
USX - US Steel Group, Inc.         2.0%
US Freightways, Inc.               2.0%
Airbourne Freight Corp.            2.0%


C.A.S.E. Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (2/1/96) was worth $12,795.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                             From Inception
                              1 Year    Inception Date
Class A (without sales load)  28.31%    18.94%    2/1/96
Class A(2) (with sales load)  21.25%    15.15%    2/1/96
S&P 500(3)                    32.12%    25.63%    2/1/96
Class B (without sales load)  27.62%    18.27%    2/1/96
Class B(2) (with sales load)  22.62%    16.23%    2/1/96
Class C                       27.73%    18.37%    2/1/96

(1)  C.A.S.E. Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) C.A.S.E. Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. C.A.S.E. Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.


Investments by SECTOR as a percentage of net assets

                               10/31/97  10/31/96
Basic Materials                     2.0%      5.0%
Consumer Cyclical                   5.6%      9.2%
Consumer Non-Cyclical               7.8%     19.6%
Energy                             10.1%      1.7%
Financial                          13.6%     12.5%
Independent                         1.7%      1.5%
Industrial                         19.5%      6.7%
Technology                         28.1%     10.6%
Utilities                           1.1%      8.7%
Short-term                         15.4%     27.5%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Value Equity Allocation Portfolio

OBJECTIVE
Maximum total return with minimum risk through investments primarily in common stocks showing above average statistical value and are in fundamentally attractive industries.

The Value Equity Portfolio commenced operations on February 3, 1997. During the initial nine months ended October 31, 1997, the Portfolio paralleled the performance of its benchmark index, the S&P 500. Please refer to the Portfolio Performance on page 15 for details.
The cornerstone of our investment process is a disciplined approach to value recognition within industries representing long-term market leadership. We believe that investment opportunity is created by changes in the economic, monetary, political and social environment. We seek to recognize change early in asset categories, market sectors, industries and companies - before these changes are reflected in securities' prices. Stock selection emphasizes medium- to large-capitalization companies representing above-average statistical value. Investments are concentrated in those fundamentally attractive industries identified as the beneficiaries of long-term investment trends. NWQ's value equity discipline serves as a complimentary, risk-averse style to other more aggressive growth managers.
Despite the recent turmoil in the emerging market currencies and virtually all of the global equity markets, the fundamentals for the U.S. economy and the U.S. financial markets remain generally favorable. While the domestic economy continues along its "Goldilocks" path, the clouds appearing on foreign horizons bear watching. The currency turmoil that has recently engulfed Thailand, Malaysia, Hong Kong, and others in Asia may be nothing more than a bit of passing turbulence. Should the economic crisis currently developing among the "Asian Tiger" economies be contained, there is little reason to believe that instability there will have any greater impact upon the U.S. than did the 1994-95 Mexican currency debacle.
In the last three years, the stock market has soared. In fact, the annual returns for the S&P 500 Index during this period have compounded at over 32% per year. This has resulted in a stock market that is somewhat expensive, but we do not believe it is excessively overpriced, and realize that overvaluation can persist for a long time. The old adage that it is not a stock market but a market of stocks should be recalled, given today's generally high valuations. Investors need to focus on those areas of the market where prices are still reasonable based on traditional measures.
The Portfolio's stock holdings are concentrated in the industrial, manufacturing and financial sectors where price-to-earnings ratios are still 13-16 times earnings and where the long-term profit outlook remains favorable. We believe investments in these areas should carry more opportunity during the current economic expansion and far less risk in any market correction than stocks selling at much higher multiples in other sectors of the market.

/s/ Edward C. Fridel
Edward C. Fridel
Portfolio Manager
NWQ Investment Management
Company, Inc.

Top Five Industries (% of Net Assets)
Banks                         9.8%
Heavy Construction            9.4%
Oil Drilling                  8.9%
Insurance                     8.8%
Chemicals                     5.8%

Five Largest Holdings (% of Net Assets)
Loews Corp.                   3.1%
Deere & Company               3.0%
Caterpillar, Inc.             2.9%
The Boeing Company            2.8%
U.S. West Media Group, Inc.   2.4%


Value Equity Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (2/3/97) was worth $11,070.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                             From Inception
                                        Inception Date
Class A (without sales load)            17.14%    2/3/97
Class A(2) (with sales load)            10.70%    2/3/97
S&P 500(3)                              17.94%    2/3/97
Class B (without sales load)            16.65%    2/3/97
Class B(2) (with sales load)            11.65%    2/3/97
Class C                                 16.73%    2/3/97

(1)  Value Equity Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
(2) Value Equity Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Value Equity Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

Investments by SECTOR as a percentage of net assets

                              10/31/97
Basic Materials                    11.1%
Consumer Cyclical                   7.9%
Consumer Non-Cyclical               3.2%
Energy                             14.1%
Financial                          20.0%
Independent                         1.5%
Industrial                         17.5%
Technology                         11.6%
Short-term                         12.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Strategic Total Return Portfolio

OBJECTIVE
Long-term growth of capital and income by investing in common stocks and bonds of well established and fundamentally strong companies.
Currently, the Strategic Total Return Portfolio is invested in companies where we anticipate significant structural changes to occur, such as a sale or spin-off of a non-core business, a strategic acquisition or a major share repurchase. A keen eye toward valuation levels of specific securities continues to be an important means of controlling portfolio risk.
In addition, we utilize corporate bonds to generate portfolio income, as well as to moderate overall portfolio volatility. Our approach to fixed-income securities is based on the same investment principles as our equity approach: investing in well-managed, fundamentally sound businesses at attractive valuations. This disciplined approach to equity selection and investment in convertible and fixed-income securities is designed to allow the Strategic Total Return Portfolio to participate in a significant part of the upside potential of the stock market while controlling downside risk.
Given its emphasis on guarding against downside volatility, the Portfolio did an excellent job of keeping pace with the incredible advance in the stock market during the period. Performance between the Portfolio and that of its benchmark indices, the S&P 500 and the Lehman Brothers Intermediate/Government Corporate Bond Index, as expected, was split. However, we are pleased to report that the Portfolio outperformed a composite (equal blend) of both indices. Please refer to the Portfolio Performance on page 17 for details.
While the investments in common stocks provided most of the Portfolio's growth, fixed-income securities, while generating a solid return in their own right, provided the valuable benefit of stability. In fact, on a cumulative basis, the Portfolio suffered only about half the decline of the Standard & Poor's 500 Index during the months of decline over the past year (December, March, and August).
While we correctly anticipated the continued outperformance by established, quality companies this period, we believe valuation measures have become extended in some of these stocks. Accordingly, though we will continue to invest in some large U.S. companies given their global leadership in many industries, we will become increasingly selective. At the same time, the recent strength among stocks of small and mid-sized companies appears to hold promise. In addition to the exciting prospects for many of these companies that serve niche markets, values seem much more compelling. Convertible securities are also playing an increasingly important role in the management of the Portfolio as we strive to combine the company characteristics we view as appealing with the security type that offers a favorable reward/risk trade off.
The Portfolio's asset mix is expected to remain relatively stable over time and dividend and interest income remain an important variable in the Portfolio's success formula. Nevertheless, we think the Strategic Total Return Portfolio is well suited for an environment where the outlook for financial assets is compelling but with valuation concerns looming as a potential risk. We remain diligent in our efforts to identify specific investment opportunities with attractive valuations.

/s/ Luther King
Luther King
/s/ Scot C. Hollmann
Scot C. Hollmann
Co-Portfolio Managers
Luther King Capital Management Corporation

Top Five Industries (% of Net Assets)
Industrial - Diversified                6.9%
Insurance                               5.8%
Pharmaceuticals                         4.9%
Real Estate                             4.5%
Oil Companies - Major                   4.2%

Credit Quality (% of Net Assets)
AAA            13.0%
AA              2.3%
A               7.2%
BBB             5.9%
BB               -
B               2.9%
Not Rated       1.0%
NA              1.2%

Five Largest Holdings (% of Net Assets)
US Treasury Notes 5-31-2001        2.0%
US Treasury Notes 11-15-1999       1.7%
Parker Drilling Co.                1.7%
US Treasury Notes 9-30-2001        1.7%
US Treasury Notes 3-31-2001        1.6%


Strategic Total Return Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $16,133.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                             From Inception
                              1 year    Inception Date
Class A (without sales load)  22.80%    20.15%    12/2/94
Class A(2) (with sales load)  16.05%    17.84%    12/2/94
S&P 500(3)                    32.12%    30.06%    12/2/94
LBIGCB(3)                      7.49%     9.01%    12/2/94
Composite Index(4)            19.81%    19.54%    12/2/94
Class B (without sales load)  22.03%    18.47%    10/1/95
Class B(2) (with sales load)  17.03%    17.27%    10/1/95
Class C                       22.15%    19.52%    12/2/94

(1) Strategic Total Return Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) Strategic Total Return Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Strategic Total Return Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.
(4)  The Composite Index reflects an equal blend of the two benchmark indices.

Investments by SECTOR as a percentage of net assets

                          10/31/97  10/31/96
Basic Materials                6.2%      6.6%
Consumer Cyclical              6.9%      8.1%
Consumer Non-Cyclical         18.2%     19.1%
Energy                         9.2%      8.6%
Financial                     19.3%     17.9%
Independent                    1.3%      1.1%
Industrial                    13.3%     15.5%
Technology                     5.6%      8.3%
Utilities                      5.7%      6.7%
Long-term U.S. Gov't          13.1%      4.6%
Short-term                     0.2%      3.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Tactical Asset Allocation Portfolio
OBJECTIVE
Enhance value during strong markets through increased weighting in stocks and preserve capital during weak/volatile markets primarily through increased weighting in U.S. Treasuries.

Stock and bond markets were highly volatile during the latter part of 1996 and the first part of 1997, a result of shifting market sentiment regarding the outlook for earnings, interest rates, and the general pace of the economic expansion. For the year, performance between the Tactical Asset Allocation Portfolio and that of its benchmark indices, the S&P 500 and the Lehman Brothers Intermediate Government/Corporate Bond Index, was split. However, the Portfolio performed marginally better than a composite (equal blend) of both indices. Please refer to the Portfolio Performance on page 19 for details.
The recent strength in market indices has been highly concentrated in a relatively small number of "mega-cap" stocks-essentially, the largest companies with the largest capitalizations and highest amount of market liquidity. Meantime, funds and portfolios which emphasize small- and mid-cap holdings have lagged the S&P 500, and even a majority of the large-cap names have been disappointing in a relative sense. In other words, only a manager who emphasizes price momentum and has concentrated a portfolio in the "mega-caps" will have out performed in the recent market environment. Our philosophy, on the other hand, adheres to a "value" discipline. Companies will be scrutinized for their growth potential, market positioning, and strategic planning, but only companies with reasonable valuations are candidates to be included in the Portfolio. Our performance during the period reflects the fact that "value" is out of favor in this particular market environment.
Nevertheless, we have had success with many companies in this market utilizing a value-oriented approach. A good example would be Green Tree Financial, a financial services firm with a leading position in providing consumer loans for the purchase of manufactured housing.
While many stocks in the high-growth technology sector often do not fit our investment criteria, we believe it is necessary to take a representative position in the group. Simply put, technological advancements are providing outstanding opportunities for above-average growth, and, as a manager, we need to take advantage of these opportunities. Identifying undervalued opportunities in the technology sector is challenging, but we have had success with Seagate Technology, a maker of high-end disk drives and other data storage products and components, and Applied Materials, the leading manufacturer of semiconductor equipment.
Looking ahead, economic conditions continue to be strong, with steady corporate earnings growth, higher productivity, and healthy capital spending, especially in the area of technology. Such conditions make the long-term fundamental outlook for stocks quite favorable. Several other factors are helping sustain the bull market as well, including inflationary measures which appear to be largely benign, greater demand for stocks, and a relative lack of new equity supply. But even with these conditions in place, sentiment has often turned anxious, and sharp downturns in the market have become common.
The potential for higher interest rates-which could slow economic growth and scare off investors-has been very closely scrutinized. In addition, valuation measures are signaling caution in our forecasting models. Our allocation to stocks moved higher during the period to take advantage of selected opportunities, but ended the period at 56%, slightly below a neutral position. We believe a neutral stance is appropriate given the current status of the market, and is consistent with our stated portfolio management objective.
Our stock selection process and asset allocation models have provided long-term clients with returns that have exceeded the returns produced by "growth" or "momentum" managers. Going forward, we expect our approach to once again gain favor and reward investors, while providing downside protection in times of market instability.

/s/ John Riazzi
John Riazzi
/s/ Arvind Sachdeva
Arvind Sachdeva
Co-Portfolio Managers
Dean Investment Associates

Top Five Industries (% of Net Assets)
Financial - Diversified                 6.8%
Insurance                               5.6%
Real Estate                             5.8%
Auto Manufacturers                      4.8%
Communications                          4.3%

Credit Quality (% of Net Assets)
AAA            13.6%
AA              3.8%
A               9.3%
BBB             4.1%
BB               -
B                -
Not Rated       1.8%
NA              1.3%

Five Largest Holdings (% of Net Assets)
E.I. DuPont De Nemours 9-1-2002         3.7%
US Treasury Notes 2-15-2004             3.7%
Ford Motor Credit Co. 11-9-1998         3.7%
Countrywide Funding Corp. 1-15-2003     3.7%
Cox Communications, Inc. Class A        2.3%


Tactical Asset Allocation Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (10/1/95) was worth $12,761.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                             From Inception
                              1 Year    Inception Date
Class A (without sales load)  19.84%    15.51%    10/1/95
Class A(2) (with sales load)  13.25%    12.41%    10/1/95
S&P 500(3)                    32.12%    26.58%    10/1/95
LBIGCB(3)                      7.49%     6.95%    10/1/95
Composite Index(4)            19.81%    16.77%    10/1/95
Class B (without sales load)  19.08%    14.78%    10/1/95
Class B(2) (with sales load)  14.08%    13.53%    10/1/95
Class C                       19.20%    14.89%    10/1/95

(1)  Tactical Asset Allocation Portfolio performance includes dividends and
capital gains reinvested.   Investment return and principal value will
fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) Tactical Asset Allocation Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Tactical Asset Allocation Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.
(4)  The Composite Index reflects an equal blend of the two benchmark indices.

Investments by SECTOR as a percentage of net assets

                          10/31/97  10/31/96
Basic Materials                8.2%      9.4%
Consumer Cyclical             18.3%     13.9%
Consumer Non-Cyclical           -        3.1%
Energy                          -        2.0%
Financial                     25.3%     17.8%
Independent                    2.2%      1.5%
Industrial                     2.2%      5.4%
Technology                     9.0%      8.2%
Utilities                      7.9%       -
Long-term U.S. Gov't          16.8%     18.8%
Short-term                     9.6%     20.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Balanced Portfolio

OBJECTIVE
Long-term growth and preservation of capital balanced with current income through investments in stocks and income producing securities.
Despite some dramatic volatility, the Balanced Portfolio generated solid returns this year, as did its benchmark indices, the S&P 500 Index and the Lehman Brothers Long Government/Corporate Bond Index. Performance between the Portfolio and that of its benchmarks, as expected, was split. However, we are pleased to report that the Portfolio outperformed a composite (equal blend) of both indices. Please refer to the Portfolio Performance on page 21 for details. The stock market, however, has begun to be more selective recently. Technology and economically sensitive stocks have fared well, while companies with pricing power-oil service companies, for example-or companies that could best use operating leverage in a robust economy were afforded a premium. Smaller companies have also picked up momentum, while larger companies reached an inflection point and stalled out. As a result, we are now in a broader market environment, with fewer excesses. This is constructive news for stocks.
The bond market, meanwhile, has been a "hot reactor" to economic data, rising quickly in anticipation of faster growth and falling again when growth moderates. Although it always pays to keep an eye on interest rates, the recent rate volatility has been within a relatively narrow range, and that is encouraging. Viewed from a broader time horizon, interest rates have been fairly steady.
There were several significant changes in the Portfolio during the later half of the year. On the fixed-income side, maturities on all new Treasury positions were lengthened to the 8-10 year range. This was done because, despite the strength of the economy, inflation is extremely low and the supply of Treasury issues is declining along with the U.S. budget deficit. If the economy should slow from here, we could see rates move even lower.
The most significant change on the equity side of the portfolio was the increase in oil service and natural gas stocks. Schlumberger, the premier provider of new drilling and pumping technology to oil and gas drillers, Smith International, a leader in drilling fluids and drill bits, Burlington Resources and Pioneer Natural Resources, the best of the gas producers, were among the positions that were added or increased.
Meanwhile, we continued to do well with our drug and retail stocks. Warner-Lambert, Monsanto, Costco, and Dayton Hudson are among our better performers. We also did well with TCI Communications, one of the largest cable operators in the U.S., and with Carnival Cruise Lines.
We cut back our financial holdings recently, due in part to excesses in the lending market; I took profits in Associates First Capital after the stock hit my price target. United Healthcare was sold when it hit our price targets. The Portfolio experienced declines in Cincinnati Bell and Minnesota Mining & Manufacturing. Cincinnati Bell's phone rep business softened due to increased competition, and 3M was not able to translate good top-line growth during the quarter into significantly stronger earnings.
Although the overall environment is very favorable for financial assets, I expect stock prices to remain volatile because investor expectations are very high, and it will be virtually impossible for some companies to live up to analysts' estimates. In this very robust and nearly inflation-free economy, however, companies that perform up to expectations will be rewarded. I believe the stocks we own will receive good marks and benefit from investors' ongoing enthusiasm for equities, while our fixed-income holdings will continue to provide competitive yields.

/s/ Blaine Rollins
Blaine Rollins
Portfolio Manager
Janus Capital Corporation

Top Five Industries (% of Net Assets)
Banks                         8.8%
Entertainment                 6.5%
Financial - Diversified       5.8%
Oilfield Equipment & Services 5.5%
Industrial - Diversified      4.8%

Credit Quality (% of Net Assets)
AAA            23.6%
AA              2.3%
A               4.5%
BBB             4.5%
BB               -
B               1.7%
Not Rated       1.4%

Five Largest Holdings (% of Net Assets)
US Treasury Notes 5-15-1999   5.2%
US Treasury Notes 8-15-2000   3.3%
US Treasury Notes 4-30-2002   2.9%
Schweizerische Lebens         2.8%
US Treasury Notes 8-15-2007   2.3%


Balanced Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $17,459.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                             From Inception
                              1 year    Inception Date
Class A (without sales load)  22.96%    21.08%    12/2/94
Class A(2) (with sales load)  16.20%    18.75%    12/2/94
S&P 500(3)                    32.12%    30.06%    12/2/94
LBLGCB(3)                      8.81%    10.40%    12/2/94
Composite Index(4)            20.47%    20.23%    12/2/94
Class B (without sales load)  22.19%    21.28%    10/1/95
Class B(2) (with sales load)  17.19%    20.11%    10/1/95
Class C                       22.31%    20.44%    12/2/94

(1) Balanced Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) Balanced Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Balanced Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers Long Government/Corporate Bond (LBLGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.
(4)  The Composite Index reflects an equal blend of the two benchmark indices.

Investments by SECTOR as a percentage of net assets

                          10/31/97  10/31/96
Basic Materials                1.6%      0.3%
Consumer Cyclical             12.8%     11.4%
Consumer Non-Cyclical          3.4%      6.6%
Energy                         9.8%       -
Financial                     20.6%     36.9%
Industrial                    10.4%      9.6%
Technology                     8.4%      8.7%
Utilities                      5.5%      1.4%
Long-term U.S. Gov't          23.7%     13.7%
Long-term Foreign Gov't         -        3.1%
Short-term                     2.3%      8.4%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Flexible Income Portfolio
OBJECTIVE
Maximum total return, consistent with preservation of capital, by investing in income producing securities of any grade.

The bond market essentially traded within two distinct ranges during the last twelve months. Late in 1996 and continuing into 1997, economic growth picked up and bonds responded by sending yields to the high end of its trading range. But more recently, economic growth has moderated, and inflationary pressures remain modest. At the same time, the recent turmoil in international markets has created a flight to quality, and the U.S. bond market proved to be the main beneficiary.
As always, it has paid to keep a close eye on rate movements, but it is encouraging that the recent volatility has been within a relatively narrow range. Over the past year, this keen sight has afforded the Flexible Income Portfolio excellent performance. We are please to report that the Portfolio outperformed its benchmark measure, the Lehman Brothers Long Government/Corporate Bond Index. Please focus your attention on page 23 which provides additional detail.
Globally, the economic backdrop is very positive. In our own economy, the fastest growing sector of gross domestic product is technology, which is in a deflationary mode. Overseas, mature and developing countries alike have only recently begun to scramble up the technology curve. The dramatic increase in global capacity and productivity are also largely responsible for the secular decline in interest rates and the resurgence of the high-yield bond market, not to mention the long life rally in stocks.
Meanwhile, the demand for U.S. obligations is still robust both at home and abroad. This is because our bonds continue to look inexpensive relative to the debt of other countries. The real rate of return on U.S. bonds (the yield minus the rate of inflation) is the highest in thirty years and is very attractive compared to yields in the other mature economies of the world.
Our holdings in 10-year U.S. Treasuries and our investment-grade corporate bonds benefited from this very positive economic backdrop, as well as from the general decline in interest rates. Our corporate holdings in the banking/financial services area also benefited from industry consolidation.
Our high-yield positions were helped by the ongoing strength in stocks and investors' desire for better yields. In fact, 1997 is turning into a record year for bond issuance and capital raised through high-yield securities. During the summer, the calendar of new high-yield and corporate bond offerings was extremely busy, as companies moved to lock in lower interest rates and foreign and domestic demand was strong. Among our high-yield holdings, Star Markets, a regional supermarket chain, is an example of how attractive high-yield bonds are in the current low-yield environment. Our Star bonds carry a 13% coupon, which the company would like to redeem in order to refinance at a lower rate.
As we look ahead to next year, low inflation and moderate growth in the U.S., Europe, and Japan should provide a favorable, stable-growth environment for bonds. Turmoil in the markets of Southeast Asia is also keeping wage and pricing pressure at a minimum. As long as these conditions are in place, and technology continues to improve global productivity, we should see solid returns from fixed income securities.

/s/ Sandy Rufenact
Sandy R. Rufenact
/s/ Ronald V. Speaker
Ronald V. Speaker*
Co-Portfolio Managers
Janus Capital Corporation

* On January 13, 1997, Mr. Speaker settled a Securities and Exchange Commission administrative action involving two personal trades made by him in January 1993. Without admitting or denying fault, Mr. Speaker agreed to a civil money penalty, disgorgement of profits and interest payments totaling $37,199, and a 90 day suspension which ended April 25, 1997. Sandy R. Rufenacht was appointed Co-Portfolio Manager and will share responsiblity for portfolio management with Mr. Speaker.


Top Five Industries (% of Net Assets)
Banks                              15.1%
Industrial - Diversified           12.9%
Financial - Diversified            10.8%
Broadcasting                        7.1%
Insurance                           5.4%

Credit Quality (% of Net Assets)
AAA                       5.8%
AA                        3.0%
A                        14.0%
BBB                      13.2%
BB                       15.6%
B                        23.0%
CCC                       3.2%
NA                       13.0%
Not Rated                 3.3%

Five Largest Holdings (% of Net Assets)
US Treasury Notes 5-15-2007        5.8%
Time Warner, Inc. 8-15-2007        4.8%
Ford Motor Credit Co. 8-15-2008    4.4%
Selmer Co., Inc. 5-15-2005         3.9%
Anchor Bancorp, Inc. 7-9-2003      3.6%


Flexible Income Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (6/29/87) was worth $22,251.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                                                 From Inception
                              1 year    5 year    10 year   Inception Date
Class A (without sales load)  11.53%    8.93%     9.06%     8.55%     6/29/87
Class A(2) (with sales load)   6.23%    7.88%     8.53%     8.04%     6/29/87
LBLGCB(3)                      8.81%    7.62%     9.19%     9.07%     6/29/87
Class B (without sales load)  10.79%      -         -       9.07%     10/1/95
Class B(2) (with sales load)   5.79%      -         -       7.75%     10/1/95
Class C                       10.91%      -         -       6.68%     10/1/93

(1) Flexible Income Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) Flexible Income Portfolio Class A Shares performance reflects the maximum sales charge of 4.75%. Flexible Income Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Lehman Brothers Long Government/Corporate Bond (LBLGCB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

Investments by SECTOR as a percentage of net assets

                               10/31/97  10/31/96
Basic Materials                     3.1%       -
Consumer Cyclical                  13.3%      9.1%
Consumer Non-Cyclical              12.5%      4.4%
Financial                          31.2%     45.4%
Industrial                         17.2%     10.5%
Technology                          9.0%      5.6%
Utilities                           2.6%      2.9%
Long-term U.S. Gov't                5.8%     11.4%
Short-term                          2.8%     10.3%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Income Plus Portfolio
OBJECTIVE
High current income while avoiding excessive risk by investing primarily in fixed income and dividend paying equity securities.

High-yield bonds continued to outper-form their investment-grade counter parts throughout the period, pushing spreads to historically tight levels. Fundamentals remained strong with moderate inflation and strong economic growth creating excellent earnings and cash flow prospects for many companies. Low default rates and a strong equity environment also helped provide support to the high-yield sector. Technically, mutual fund cash flows have been extremely strong with continued support from cross-over buyers, pension accounts, and collateralized bond obligations.
In the investment-grade sector, participants began the period as Federal Reserve watchers and ended the period as Asia watchers. Collapsing currency and equity values in most of the Southeast Asian countries led to drastic widening in the "Yankee" sector (bonds of foreign borrowers issued in the U.S. and denominated in dollars). While the Income Plus Portfolio typically doesn't hold Yankee issues, the spillover effect into domestic names has been significant, pushing spreads wider across all sectors. These events led to a dramatic reduction in new issues as well. But as volatility begins to wane and the new issue calendar picks up, investment-grade spreads should begin to stabilize.
The key determinate for interest rate risk appears to be inflation expectations. Investors are nervous that an accelerating economy will re-ignite inflation, especially that of wage induced inflation. We prefer not to attempt a prediction of this outcome, but rather react to those numerous variables that create bond price movement. Currently, the Portfolio's duration is approximately equal that of the blended index which should help mitigate any further rise in interest rates.
For the year ended October 31, 1997, the Portfolio underperformed its comparative benchmark, the Merrill Lynch High Yield Master Index. Please refer to the Portfolio Performance on page 25 for additional details.
Overall, the outlook for the Income Plus Portfolio remains favorable, but not without challenges. It has become rather cliche to state that we are living in a more global environment, but the events of the past month vividly point out how interdependent financial markets worldwide have become. Given the significant percentage of worldwide GDP growth represented by Southeast Asia (approximately 33%), we believe the slowing of these economies along with their lower exported prices will continue to provide a positive backdrop for inflation in the U.S. Accordingly, our strategy for fiscal 1998 will be looking for signs that would signal a slowing of this economy, which would provide more solid evidence that a portfolio structure toward higher quality and longer duration is the strategy of choice.

/s/ David R. Halfpap
David R. Halfpap
Portfolio Manager
AEGON USA Investment Management, Inc.

Top Five Industries (% of Net Assets)
Financial - Diversified            11.4%
Banks                               7.4%
Electric                            5.7%
Publishing                          5.3%
Food Retail                         4.6%

Credit Quality (% of Net Assets)
AAA                 -
AA                  -
A                   10.1%
BBB                 47.1%
BB                  10.0%
B                   19.1%
Not Rated            0.5%

Five Largest Holdings (% of Net Assets)
Bank of Boston Corp. 12-15-2026         4.5%
Chase Capital Corp. 3-1-2027            4.1%
Inco, Ltd. 6-15-2022                    4.0%
Time Warner, Inc. 144A                  3.7%
Mark IV Industries, Inc. 4-1-2003       3.6%


Income Plus Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (6/14/85) was worth $33,685.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                                                 From Inception
                              1 year    5 year    10 year   Inception Date
Class A (without sales load)  11.86%    9.71%     10.94%    10.74%    6/14/85
Class A(2) (with sales load)   6.55%    8.65%     10.40%    10.31%    6/14/85
MLHYM(3)                      13.57%    12.25%    12.49%    12.39%    6/14/85
Class B (without sales load)  11.10%      -         -       9.97%     10/1/95
Class B(2) (with sales load)   6.10%      -         -       8.66%     10/1/95
Class C                       11.22%      -         -       7.55%     10/1/93

(1)  Income Plus Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) Income Plus Portfolio Class A Shares performance reflects the maximum sales charge of 4.75%. Income Plus Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

Investments by SECTOR as a percentage of net assets

                          10/31/97  10/31/96
Basic Materials                4.0%      3.9%
Consumer Cyclical             26.5%     25.1%
Consumer Non-Cyclical          9.5%     17.3%
Energy                         4.5%     11.2%
Financial                     26.2%     10.7%
Industrial                    10.3%     15.0%
Technology                     5.2%       -
Utilities                      7.2%      5.7%
Short-term                     4.7%      9.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Tax-Exempt Portfolio
OBJECTIVE
Maximum interest income exempt from federal income tax while preserving capital by investing primarily in high quality municipal obligations.

Moderate economic growth, benign inflation, favorable supply/demand dynamics, and progress toward fiscal reform all helped the municipal market fare well this period.
Early in the year, bond yields rose in all maturities and the yield curve flattened slightly as bond market participants braced for a Federal Reserve interest-rate tightening. The municipal market also benefited from a continued improvement in credit conditions and limited new-issue supply. After the March Fed Funds increase, yields declined sharply. The result of this decline was a 30 year bond yield lower than 6.50% and long-term municipal yields 10 basis points from the record lows attained in 1993.
Buoyed by economic releases that reflected the slowest inflation rate for the first half of a year in eleven years, July was marked as the best performing month in the last four years. August and September served as correction months, with yields gyrating and the yield curve flattening from its steepest level seen earlier in the year.
Bond yields moved significantly lower during October. On top of comments from Federal Reserve Chairman Alan Greenspan early in the month that renewed fears of a rate increase, came the global awareness of Asia's economic problems and tumbling foreign markets. While the Treasury market rallied to yield 6.15%, a decline of 30 basis points, municipals fell only 15 basis points. In part, this lag in the municipal market was the result of exploding new issue volume during September. The heavy volume was influenced by the lower interest rate levels and is expected to remain relatively robust for the remainder of the year. New issue volume in 1997 was expected to exceed the $200 billion mark for the first time since 1993.
For the year ended October 31, 1997, the Tax-Exempt Portfolio underperformed the Lehman Brothers Long Municipal Bond Index while paralleling the Lehman Brothers General Municipal Bond Index. Please reference the Portfolio Performance on page 27 for further details.
Going forward, many are touting municipal bonds as a performing asset class. While municipals may continue to underperform Treasuries a short while longer, I believe steady demand for tax-exempt bonds will help the municipal market outperform Treasury bonds over the long haul. This should provide Portfolio investors relative good value.

/s/ Rachel Dennis
Rachel Dennis
Portfolio Manager
AEGON USA Investment Management, Inc.


Credit Quality (% of Net Assets)
AAA            29.6%
AA             32.4%
A              12.9%
BBB              -
BB               -
B                -
Not Rated      21.0%

Regional Concentrations
(% of Net Assets)
Northeast       8.2%
Midwest        47.3%
South          21.9%
West           21.3%


Tax-Exempt Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (4/1/85) was worth $25,763.

Note: Performance of Class B and C Shares will differ from the performance shown in this chart for Class A Shares, based upon the different loads and fees paid by shareholders investing in these classes. On October 1, 1996, the Portfolio changed its fiscal year end from September 30 to October 31.

Average Annual Total Returns For the Period Ended 10/31/97(1)
                                                                 From Inception
                              1 year    5 year    10 year   Inception Date
Class A (without sales load)   8.68%    6.57%      8.06%     8.23%    4/1/85
Class A(2)(with sales load)    3.52%    5.54%      7.54%     7.81%    4/1/85
LBGMB(3)                       8.49%    7.52%      8.80%     9.46%    4/1/85
LBLMB(3)                      10.02%    8.67%     10.00%    10.58%    4/1/85
Class B (without sales load)   7.93%      -         -        6.69%    10/1/95
Class B(2) (with sales load)   2.93%      -         -        5.34%    10/1/95
Class C                        8.39%      -         -        5.24%    10/1/93

(1)  Tax-Exempt Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
(2) Tax-Exempt Portfolio Class A Shares performance reflects the maximum sales charge of 4.75%. Tax-Exempt Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
(3) The Lehman Brothers General Municipal Bond (LBGMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A. For reporting periods through the six months ended April 30, 1997, the Portfolio had selected the Lehman Brothers Long Municipal Bond (LBLMB) Index as its benchmark measure, however, LBGMB values were inadvertently shown in reports. The LBGMB Index is more widely used as a benchmark for municipal income funds, and therefore, is considered more appropriate for comparisons to the Portfolio. Differences in the LBLMB Index that was previously used and the LBGMB Index values for such periods were relatively insignificant (see above). Commencing with periods ended October 31, 1997, the Portfolio has changed its benchmark index from LBLMB to LBGMB.

Investments by ISSUER TYPE as a percentage of net assets

                               10/31/97  10/31/96
General Obligation Bonds           22.6%     27.2%
  Education                        12.8%     17.5%
  Hospital                          4.2%      4.0%
  Housing -                        11.8%
  Industrial                       16.7%     16.3%
  Public Facilities                16.1%     11.9%
  Transportation                    8.3%      4.0%
  Utility                          18.0%      7.0%
Revenue Bonds                      76.1%     72.5%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.




October 31, 1997
SCHEDULE OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO
   Description                                           Shares          Value
COMMON STOCK  (92.1%)
 Basic Materials  (1.2%)
  Chemicals  (0.6%)
   E.I. Du Pont de Nemours and Company                   4,100       $233,188

  Precious Metals  (0.6%)
   Titanium Metals Corp. *                               8,000        250,000

 Consumer, Cyclical  (14.5%)
  Airlines  (2.6%)
   AMR Corp. *                                           9,000      1,047,938

  Clothing/Fabric  (0.7%)
   Tommy Hilfiger Corp. *                                7,500        296,719

  Entertainment  (2.9%)
   Carnival Corp.                                       12,500        606,250
   International Game Technology                        15,900        406,444
   Mirage Resorts, Inc. *                                5,000        125,000
                                                                    1,137,694
  Home Furnishings  (0.4%)
   Newell Company                                        4,400        168,850

  Retailers - Broadline  (2.3%)
   Wal-Mart Stores, Inc.                                25,500        895,688

  Retailers - Drug Based  (1.8%)
   Cardinal Health, Inc.                                 6,500        482,625
   Rite Aid Corp.                                        4,000        237,500
                                                                      720,125
  Retailers - Specialty  (3.3%)
   General Nutrition Companies *                         6,900        217,350
   Home Depot, Inc.                                     19,650      1,093,031
                                                                    1,310,381
  Toys  (0.5%)
   Mattel, Inc.                                          5,000        194,375

 Consumer, Non-Cyclical  (18.3%)
  Beverages  (0.2%)
   PepsiCo, Inc.                                         2,300         84,669

  Consumer Services  (1.8%)
   CUC International, Inc. *                            24,750        730,125

  Healthcare  (1.3%)
   Bergen Brunswig Corp.                                 5,000        200,313
   PhyCor, Inc. *                                       13,300        306,731
                                                                      507,044
  Household Products  (3.3%)
   Sunbeam Corp.                                        29,200      1,323,125

  Pharmaceuticals  (11.7%)
   AmeriSource Health Corp. *                            3,500        204,750
   BioChem Pharma, Inc. *                               15,000        375,938
   Bristol-Myers Squibb Company, Inc.                   11,300        991,575
   Eli Lilly and Company                                10,200        682,125
   McKesson Corp.                                        2,000        214,625
   Merck and Company, Inc.                               4,200        374,850
   Pfizer, Inc.                                          4,200        297,150
   Schering Plough Corp.                                15,400        863,362
   Warner-Lambert Company, Inc.                          4,300        615,706
                                                                    4,620,081
 Energy  (7.4%)
  Oil Drilling  (2.8%)
   Diamond Offshore Drilling, Inc.                      10,700        666,075
   Nabors Industries, Inc.                              10,500        431,812
                                                                    1,097,887
  Oilfield Equipment and Services  (4.6%)
   EVI, Inc. *                                           4,400       $282,425
   Halliburton Company                                   9,600        572,400
   Schlumberger, Ltd.                                    7,700        673,750
   Smith International, Inc. *                           4,000        305,000
                                                                    1,833,575
 Financial  (12.7%)
  Banks  (3.6%)
   Bank of New York Company, Inc.                       10,700        503,569
   Banc One Corp.                                        8,000        417,000
   Citicorp                                              2,400        300,150
   First Union Corp.                                     4,000        196,250
                                                                    1,416,969
  Diversified  (2.3%)
   Equifax, Inc.                                         5,000        155,312
   Household International, Inc.                         1,700        192,525
   The Money Store, Inc.                                20,000        567,500
                                                                      915,337
  Insurance  (1.7%)
   American International Group, Inc.                    6,650        678,716

  Real Estate  (0.6%)
   Starwood Lodging Trust                                3,800        227,287

  Securities Brokers  (3.4%)
   Charles Schwab Corp.                                 12,000        409,500
   Morgan Stanley, Dean Witter, Discover and Company    15,075        738,675
   Paine Webber Group, Inc.                              4,400        194,425
                                                                    1,342,600
  United States Government Agencies  (1.1%)
   Federal Home Loan Mortgage Corp.                     11,500        435,563

 Industrial  (8.4%)
  Diversified  (6.4%)
   General Electric Company                              2,500        161,406
   Textron, Inc.                                         5,100        294,844
   Tyco International, Ltd.                             28,702      1,083,501
   Westinghouse Electric Corp.                          37,000        978,187
                                                                    2,517,938
  Pollution Control  (1.5%)
   U.S.A. Waste Services, Inc. *                        16,125        596,625

  Railroads  (0.5%)
   Burlington Northern Santa Fe, Inc.                    2,100        199,500

 Technology  (28.0%)
  Advanced Medical Devices  (1.0%)
   Guidant Corp.                                         7,000        402,500

  Aerospace/Defense  (0.8%)
   Gulfstream Aerospace Corp. *                          5,500        159,500
   Sunstrand Corp.                                       3,000        163,125
                                                                      322,625
  Communications  (5.2%)
   America Online, Inc.                                  6,500        500,500
   Cisco Systems, Inc. *                                14,800      1,214,062
   Tellabs, Inc. *                                       6,300        340,200
                                                                    2,054,762
  Computers  (6.7%)
   Adaptec, Inc. *                                       5,000        242,187
   Bay Networks, Inc. *                                 16,000        506,000
   Compaq Computer Corp.                                19,400      1,236,750
   International Business Machines Corp.                 5,500        539,344
   Teradyne, Inc. *                                      3,800        142,263
                                                                    2,666,544
  Diversified  (1.6%)
   Ciena Corp. *                                        11,800        649,000

  Semiconductors  (6.5%)
   Altera Corp. *                                       17,900       $794,313
   Applied Materials, Inc. *                             5,700        190,237
   Linear Technology Corp.                              13,200        829,950
   Maxim Integrated Products, Inc. *                     5,700        377,625
   Texas Instruments, Inc.                               3,400        362,737
                                                                    2,554,862
  Software  (6.2%)
   Electronics For Imaging, Inc. *                       7,200        336,600
   HBO & Company                                        13,500        587,250
   Microsoft Corp. *                                     6,100        793,000
   Oracle Systems Corp. *                               11,050        395,383
   Parametric Technology Corp. *                         7,500        330,937
                                                                    2,443,170
 Utilities  (1.6%)
  Telephone
   WorldCom, Inc. *                                     18,300        615,337

Total Common Stock (cost $ 29,771,221)                             36,490,799

   Description                                       Principal          Value
SHORT-TERM SECURITIES  (12.0%)
 Commercial Paper  (5.1%)
   France Telecom  5.510%  11-5-1997                  $500,000       $499,694
   GTE Corp.  5.560%  11-6-1997                      1,000,000        999,228
   Omnibus Funding  5.530%  11-4-1997                  500,000        499,769
                                                                    1,998,691

 Repurchase Agreement  (6.9%)
   State Street Bank & Trust ***
        4.250% Repurchase Agreement
        dated 10-31-1997 to be repurchased at
        $ 2,746,597 on 11-3-1997                     2,745,638      2,745,638

Total Short-Term Securities (cost $ 4,744,329)                      4,744,329

Total Investments (104.1%) (cost $ 34,515,550)                     41,235,128
Liabilities in Excess of Other Assets  (4.1%)                      (1,626,644)
Net Assets (100.0%)                                               $39,608,484

October 31, 1997
SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
  Description                                            Shares          Value
Argentina  (0.3%)
 COMMON STOCK
  Perez Companc SA                                       1,755        $10,958

Australia  (1.5%)
 COMMON STOCK
  Brambles Industries, Ltd.                              1,421         27,259
  Burns, Philip & Company, Ltd.                          7,630          4,015
  Coca-Cola Amatil, Ltd.                                   941          7,065
  National Australia Bank, Ltd.                          1,200         16,377
  WMC, Ltd.                                              2,320          8,221
                                                                       62,937
Austria  (1.4%)
 COMMON STOCK
  EVN Energie-Versorgung Niegeroesterreich AG               97         11,257
  OEMV AG                                                  140         19,905
  VA Technologie AG                                        147         26,086
                                                                       57,248
Belgium  (0.4%)
 COMMON STOCK
  Generale de Banque SA                                     35         14,261

Brazil  (2.6%)
 COMMON STOCK
  Companhia Brasileira de Distribuicao Grupo
     Pao de Acucar ADR                                     425          7,863
  Telecommunicacoes Brasileiras SA ADR                     447         45,370
  Telecomunicacoes de Sao Paulo SA                      97,449         25,174
  Unibanco de Bancos Brasileiros SA GDR                    960         26,160
                                                                      104,567
Canada  (0.3%)
 COMMON STOCK
  Bombardier, Inc. Class B ADR                             718         13,751

Chili  (0.7%)
 COMMON STOCK
  Enersis SA ADR                                           900         29,700

Denmark  (0.8%)
 COMMON STOCK
  Danisco A/S                                              126          7,110
  Den Danske Bank                                          216         24,310
                                                                       31,420
Finland  (1.9%)
 COMMON STOCK  (1.1%)
  Cultor OY                                                315         17,003
  Merita, Ltd.                                           3,981         19,416
  Pohjola Insurance Group                                   65          2,481
  Sampo Insurance Company                                  168          5,020
                                                                       43,920
 CONVERTIBLE PREFERRED STOCK  (0.8%)
  Nokia Corp.                                              374         32,588
                                                                       76,508
France  (10.9%)
 COMMON STOCK
  AXA-UAP                                                  547         37,333
  Alcatel Alsthom                                          151         18,159
  Cap Gemini Sogeti SA                                     271         21,446
  Carrefour SA                                              42         21,844
  Coflexip SA ADR                                          333         18,315
  Compagnie Generale des Eaux                              278         32,328
  Elf Aquitaine SA                                         188         23,194
  Lyonnaise des Eaux SA                                    254         26,289
  Michelin Generale de Etablissments                       492         25,155
  Renault SA *                                             761         21,104
  Rhone-Poulenc Rorer, Inc.                                288         12,515
  Schneider SA                                             838         44,597
  Total SA                                                 664         73,428
  Usinor Sacilor                                         2,316        $38,217
  Valeo SA                                                 437         29,048
                                                                      442,972
Germany  (9.2%)
 COMMON STOCK  (9.0%)
  Adidas AG                                                247         35,879
  BASF AG                                                  607         20,849
  BHW Holding AG                                         1,460         25,179
  Commerzbank AG                                           727         24,823
  Daimler-Benz AG                                          322         21,859
  Fresenius AG *                                           191         13,762
  Gehe AG                                                  224         11,732
  Mannesman AG                                             138         58,300
  SGL Carbon AG                                            241         34,240
  Siemens AG                                               904         55,978
  VEBA AG                                                  814         45,695
  Volkswagen AG                                             35         20,741
                                                                      369,037
 NON-CONVERTIBLE PREFERRED STOCK  (0.2%)
  Fresenius Medical Care AG *                              103          5,931
                                                                      374,968
Greece  (0.2%)
 COMMON STOCK
  Alpha Credit Bank                                        108          7,117

Hong Kong  (1.9%)
 COMMON STOCK
  Cheung Kong, Ltd.                                      2,000         13,907
  China Light & Power Company, Ltd.                      1,000          5,265
  Costco Pacific                                         5,000          5,800
  Dao Heng Bank Group Ltd.                               2,000          4,605
  Giordano International, Ltd.                          12,000          4,424
  HSBC Holdings PLC                                      1,225         27,733
  Hutchison Whampoa, Ltd.                                1,000          6,921
  Johnson Electric Holdings, Ltd.                        2,300          6,278
  Lai Sun Development Company, Ltd.                      5,000          2,070
                                                                       77,003
India  (0.1%)
 COMMON STOCK
  BSES, Ltd. GDR *                                         123          1,986
  Mahindra & Mahindra, Ltd. ADR                            290          3,045
                                                                        5,031
Indonesia  (0.3%)
 COMMON STOCK
  PT Astra International                                12,000         12,316
  PT Mulia Industrindo                                   8,500          1,533
                                                                       13,849
Israel  (1.1%)
 COMMON STOCK
  ECI Telecom, Ltd.                                      1,098         30,332
  Teva Pharmaceutical Industries, Ltd.                     350         16,363
                                                                       46,695
Italy  (4.0%)
 COMMON STOCK
  Credito Italiano                                       2,256          6,004
  ENI SpA                                                  917          5,146
  Industrie Natuzzi SpA ADR                                 98          2,193
  Instituto Bancario San Paolo di Torino                 2,000         15,143
  Montedison SpA                                        25,653         20,776
  Saipem SpA                                             4,470         25,044
  Telecom Italia Mobile SpA                             18,746         69,393
  Telecom Italia SpA                                     4,374         17,635
                                                                      161,334
Japan  (16.5%)
 COMMON STOCK
  Canon, Inc.                                            1,000        $24,279
  Credit Saison Company, Ltd.                            1,360         36,524
  DDI Corp.                                                  4         13,370
  Daiwa House Industry Company, Ltd.                     1,000          9,645
  East Japan Railway Company *                               3         14,592
  Fuji Bank, Ltd.                                        1,000          8,647
  Fujisawa Pharmaceutical Company                        1,000          8,481
  Hitachi Construction Machinery Company                 1,000          5,097
  Hitachi Maxell, Ltd.                                   1,000         22,283
  Hitachi, Ltd.                                          2,000         15,382
  Honda Motor Company, Ltd.                              2,000         67,348
  Industrial Bank of Japan, Ltd.                         1,000          9,894
  Ishikawajima-Harima Heavy Industries
     Company, Ltd.                                       3,000          6,810
  Matsushita Electric Industrial Company, Ltd.           1,000         16,796
  Minebea Company, Ltd.                                  1,000          9,978
  Mitsui & Company, Ltd.                                 2,000         15,182
  Mitsui Fudosan Company, Ltd.                           1,000         11,308
  Mycal Corp.                                            2,000         19,124
  NEC Corp.                                              2,000         21,951
  NTT Data Communications Systems Corp.                     10         47,809
  Namco, Ltd.                                              400         13,404
  Nichiei Company                                          100         10,975
  Nintendo Company                                         100          8,647
  Nippon Steel Corp.                                     2,000          4,124
  Nippon Telegraph & Telephone Corp.                        20         16,962
  Nissan Motor Company                                   1,000          5,330
  Olympus Optical Company, Ltd.                          1,000          7,392
  Osaka Gas Company                                      4,000          8,847
  Sanwa Bank                                             1,000         10,061
  Sapporo Breweries                                      2,000         12,472
  Shin-Etsu Chemical Company, Ltd.                       1,000         24,445
  Sony Corp.                                               600         49,838
  Sumitomo Bank                                          1,000         10,643
  Sumitomo Electric Industries                           1,000         13,220
  Sumitomo Realty and Development Company                1,000          7,309
  Sumitomo Sitix Corp.                                   1,000         17,627
  Sumitomo Special Metals Company                        1,000         19,207
  Suzuki Motor Company Limited                           1,000         10,643
  Tohoku Electric Power                                    300          4,889
  Toray Industries, Inc.                                 3,000         16,712
  Uniden Corp.                                           1,000         12,306
                                                                      669,553
Mexico  (1.7%)
 COMMON STOCK
  Controladora Commercial Mexicana ADR                     890         17,689
  Gruma SA *                                             1,026          4,018
  Grupo Carso SA de C.V. ADR                               732          8,967
  Grupo Financiero Bancomer SA ADR *                       500          4,822
  Grupo Industrial Maseca SA de C.V. ADR                 1,380         20,096
  Panamerican Beverages, Inc. Class A                      373         11,563
                                                                       67,155
Netherlands  (5.6%)
 COMMON STOCK
  ABN Amro Holding NV                                      440          8,829
  Baan Company NV *                                        463         32,673
  Elsevier NV                                            1,886         29,522
  Gucci Group NV ADR                                        67          2,437
  IHC Caland NV                                            501         30,700
  ING Groep NV                                             769         32,165
  Philips Electronics NV                                   424         33,076
  VNU-Verenigde Nederlandse Uitgeversbedrijven
       Verenigd Bezit                                    1,366         32,248
  Vendex International NV                                  471         25,623
                                                                      227,273
Peru  (0.7%)
 COMMON STOCK
  Telefonica del Peru SA ADR                             1,117        $22,061

Philippines  (0.2%)
 COMMON STOCK
  Metropolitan Bank & Trust Company *                      480          3,326
  San Miguel Corp. Class B                               5,500          6,146
                                                                        9,472
Portugal  (0.6%)
 COMMON STOCK  (0.6%)
  Banco Comercial Portugues SA                             847         17,175
  Banco Comercial Portugues SA ADR                         309          6,180
                                                                       23,355
 CONVERTIBLE PREFERRED STOCK  (0.0%)
  Banco Comercial Portugues SA ADR                          17          1,239
                                                                       24,594
Singapore  (0.1%)
 COMMON STOCK
  Uraco Holdings, Ltd.                                  22,000          4,957

South Africa  (0.7%)
 COMMON STOCK
  Barlow, Ltd.                                             519          5,228
  Dimension Data Holdings, Ltd. *                        4,392         18,245
  Iscor, Ltd.                                           11,209          5,820
                                                                       29,293
South Korea  (0.0%)
 COMMON STOCK
  Kookmin Bank GDR                                           1              7

Spain  (2.4%)
 COMMON STOCK
  Banco Bilbao Vizccaya SpA                                862         22,965
  Banco Santander SA                                       409         11,415
  Repsol SA                                                932         38,937
  Telefonica de Espana *                                   920         25,015
                                                                       98,332
Sweden  (3.0%)
 COMMON STOCK
  Autoliv, Inc.                                            876         35,070
  Electrolux AB                                            205         16,933
  Hoganas AB                                               788         29,185
  Investor AB Class B                                       66          3,069
  Kinnevik Investments AB B-Free                           164          3,256
  L.M. Ericsson Telephone Company Class B                  121          5,320
  Modern Times Group MTG AB *                              164          1,169
  Netcom Systems AB *                                      322          5,384
  Sandvik AB                                               810         24,604
                                                                      123,990
Switzerland  (7.8%)
 COMMON STOCK
  ABB AG                                                    48         62,333
  Holderbank Financiere Glarus AG                            8          6,415
  Nestle SA                                                 22         30,886
  Novartis                                                  59         92,067
  Oerlikon-Buehrle Holding AG                              169         21,526
  Roche Holding AG                                           4         35,023
  Schweizerische Rueckversicherungs Gesellschaft             9         13,506
  Zurich Versicherungs Gesellschaft                        138         56,757
                                                                      318,513

  Description                                        Principal          Value
U.S.A.  (5.2%)
 SHORT-TERM SECURITIES
  Time Deposit
  State Street Bank & Trust
       4.750% Euro Time Deposit
       dated 10-31-1997 to mature at
       $ 213,083 on 11-3-1997  (cost $ 213,000)       $213,000       $213,000


  Description                                            Shares          Value
United Kingdom  (16.6%)
 COMMON STOCK
  Airtours PLC                                           2,290        $45,370
  BAA PLC                                                1,180         10,864
  BG PLC                                                 2,280          9,961
  Barclays PLC                                             608         15,341
  Bass PLC                                                 217          2,999
  Billiton PLC *                                         4,378         12,708
  British Aerospace PLC                                    613         16,299
  British Land Company PLC                               1,390         16,046
  British Telecommunications PLC                         2,720         20,587
  Cadbury Schweppes PLC                                    400          3,998
  Cordiant PLC                                           5,403         11,316
  D.F.S. Furniture Company PLC                             855          7,721
  Devro PLC                                              1,070          6,624
  Electrocomponents PLC                                  2,970         23,039
  Fairey Group PLC                                       1,270         13,086
  GKN PLC                                                  570         12,845
  General Electric Company PLC                             680          4,324
  Glaxo Wellcome PLC                                       463          9,898
  Granada Group PLC                                      2,460         33,797
  Guinness PLC                                           2,150         19,236
  Legal & General Group PLC                              1,000          8,126
  Lloyds TSB Group PLC                                   1,050         12,816
  LucasVarity PLC                                        5,809         19,855
  Marks and Spencer PLC                                  1,000         10,371
  Medeva PLC                                             4,175         14,375
  Railtrack Group PLC                                    2,931         46,480
  Reed International PLC                                 4,567         44,916
  SEMA Group PLC                                           765         17,175
  Safeway PLC                                            2,705         17,653
  ScottishPower PLC                                      2,930         21,821
  Seven Trent PLC                                        1,021         14,840
  Shell Transport & Trading Company                      3,202         22,666
  Siebe PLC                                              2,799         53,508
  Sun Life and Provincial Holding PLC                    2,000         12,030
  Tesco PLC                                              1,460         11,540
  The Berkeley Group PLC                                 1,086         11,763
  WPP Group PLC                                          3,950         18,067
  Zeneca Group PLC                                         679         21,501
                                                                      675,562

Total Investments (98.7%) (cost $ 4,082,576)                        4,014,081

   Notional
  Description                                            Amount          Value
UNREALIZED GAIN(LOSS)  ON FORWARD FOREIGN
    CURRENCY CONTRACTS (0.0%) @
A  Austrian Schilling 11-3-1997           Buy          128,670           $336
D  German Deutschemark  11-10-1997        Sell          70,457         (1,725)
D  German Deutschemark  11-28-1997        Sell          44,353           (668)
F  French Franc 10-31-1997                Buy          364,143          1,340
F  French Franc 10-31-1997                Sell         114,458           (245)
L  Italian Lira 10-31-1997                Sell      12,278,030             58
Total Unrealized Net Loss on Forward Foreign
   Currency Contracts                                                    (904)

Other Assets in Excess of Liabilities (1.3%)                           50,754
Net Assets (100.0%)                                                $4,063,931



October 31, 1997
SCHEDULE OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO
   Description                                           Shares          Value
COMMON STOCK  (91.1%)
 Basic Materials  (1.6%)
  Chemicals
   Imperial Chemical Industries PLC +                   27,992       $416,933

 Consumer, Cyclical  (37.1%)
  Advertising  (1.7%)
   Outdoor Systems, Inc. *                               9,037        277,888
   Snyder Communications, Inc. *                         4,825        142,337
                                                                      420,225
  Airlines  (0.5%)
   Ryanair Holdings PLC ADR *                            5,025        125,625

  Auto Parts And Equipment  (0.4%)
   OEA Inc.                                              2,275         91,568

  Broadcasting  (6.1%)
   Chancellor Media Corp. Class A *                      5,325        292,210
   Clear Channel Communications, Inc. *                 10,100        666,600
   Heftel Broadcasting Corp. Class A *                   4,775        317,537
   Univision Communications, Inc. *                      4,275        265,050
                                                                    1,541,397
  Entertainment  (3.1%)
   Family Golf Centers, Inc. *                           6,050        161,838
   Premier Parks, Inc. *                                 5,425        217,000
   Regal Cinemas, Inc. *                                 4,875        112,125
   Royal Caribbean Cruises, Ltd.                         6,100        283,269
                                                                      774,232
  Home Construction  (0.1%)
   Apogee Group, Inc. Class A                            1,400         33,425

  Publishing  (0.4%)
   Central Newspapers, Inc.                              1,725        113,311

  Restaurants  (13.0%)
   J. D. Wetherspoon PLC + *                            58,914      1,594,125
   Papa John's International, Inc. *                    17,893        528,962
   PizzaExpress PLC +                                   93,607      1,166,844
                                                                    3,289,931
  Retailers - Broadline  (0.5%)
   Fred Meyer, Inc. *                                    4,400        125,675

  Retailers - Specialty  (11.3%)
   CompUSA, Inc. *                                       6,775        221,882
   Fastenal Company                                     29,850      1,462,650
   MSC Industrial Direct Company *                       3,050        126,956
   Petco Animal Supplies, Inc. *                        33,440      1,028,280
                                                                    2,839,768
 Consumer, Non-Cyclical  (10.3%)
  Consumer Services  (3.3%)
   A. C. Nielsen Corp. *                                 1,400         32,025
   Apollo Group, Inc. Class A *                         16,150        682,338
   Profit Recovery Group International *                 7,350        114,844
                                                                      829,207
  Food - Other  (1.0%)
   JP Foodservice, Inc. *                                8,150        260,291

  Food Retailers  (0.5%)
   Quality Food Centers, Inc.                            2,550        121,444

  Healthcare  (1.2%)
   AmeriPath, Inc. *                                     2,800         46,200
   Pediatrix Medical Group, Inc. *                       6,050        255,613
                                                                      301,813
  Medical Supplies  (0.2%)
   ESC Medical Systems, Ltd. *                           1,450         56,912

  Pharmaceuticals  (4.1%)
   Omnicare, Inc.                                       34,475       $958,836
   Forest Laboratories, Inc. *                           1,375         63,594
                                                                    1,022,430
 Energy  (2.7%)
  Oil Drilling  (2.1%)
   Diamond Offshore Drilling, Inc.                       4,375        272,343
   Santa Fe International Corp.                          2,825        138,955
   Transocean Offshore, Inc.                             2,400        129,600
                                                                      540,898
  Oilfield Equipment and Services  (0.6%)
   Camco International, Inc.                             1,425        102,956
   Hanover Compressor Company *                          2,375         51,360
                                                                      154,316
 Financial  (14.3%)
  Banks  (2.1%)
   First Empire State Corp.                                350        143,150
   Northern Trust Corp.                                  2,200        128,700
   Regions Financial Corp.                               4,050        148,838
   Star Banc Corp                                        1,975         96,898
                                                                      517,586
  Diversified  (3.2%)
   AmeriCredit Corp. *                                   3,800        110,438
   American Capital Strategies, Ltd. *                   6,675        120,150
   Amvescap PLC +                                       40,829        268,497
   HealthCare Financial Partners, Inc. *                 2,200         75,900
   Medallion Financial Corp.                            11,375        238,875
                                                                      813,860
  Insurance  (2.7%)
   Progressive Corp.                                     3,350        349,238
   Protective Life Corp.                                 3,700        195,638
   UCI, Inc. *                                           3,875        129,812
                                                                      674,688
  Real Estate  (3.5%)
   Insignia Financial Group, Inc. *                     23,250        502,781
   Security Capital Group, Inc. *                        7,350        235,200
   Vornado Realty Trust SBI                              3,475        155,072
                                                                      893,053
  Savings & Loans  (0.5%)
   H. F. Ahmanson & Company                              2,200        129,800

  Securities Brokers  (2.0%)
   Charles Schwab Corp.                                 15,013        512,301

  United States Government Agencies  (0.3%)
   Federal Agricutural Mortgage Corp. *                  1,550         80,600

 Industrial  (8.6%)
  Building Materials  (1.5%)
   Barnett, Inc. *                                      18,550        382,594

  Containers and Packaging  (2.0%)
   Sealed Air Corp. *                                    9,600        495,000

  Electronic Components and Equipment  (2.8%)
   Berg Electronics Corp. *                              9,175        214,466
   Littlefuse, Inc. - Warrants                           3,400         85,000
   Littlefuse, Inc. *                                   13,600        416,500
                                                                      715,966
  Other Industrial Services  (1.5%)
   Trigen Energy Corp.                                  15,925        379,214

  Pollution Control  (0.8%)
   Culligan Water Technologies, Inc. *                   4,450        189,681

 Technology  (12.8%)
  Advanced Medical Devices  (1.9%)
   Sofamor Danek Group, Inc. *                           7,125       $490,734

  Communications  (2.7%)
   America Online, Inc.                                  2,875        221,375
   PriCellular Corp. *                                  41,460        450,878
                                                                      672,253
  Computers  (4.0%)
   Capita Group PLC +                                   34,799        180,159
   Paychex, Inc.                                        21,675        826,360
                                                                    1,006,519
  Diversified  (1.7%)
   Ceridian Corp. *                                      4,825        188,476
   Philips Electronics NV ADR                            3,050        239,044
                                                                      427,520
  Semiconductors  (1.4%)
   Maxim Integrated Products, Inc. *                     3,650        241,813
   Sanmina Corp. *                                         700         52,325
   BMC Industries, Inc.                                  1,700         54,719
                                                                      348,856
  Software  (1.1%)
   Aspen Technology, Inc.                                3,750        141,094
   Parametric Technology Corp. *                         2,850        125,756
                                                                      266,850
 Utilities  (3.7%)
  Electric  (3.2%)
   AES Corp. *                                          20,300        804,387

  Telephone  (0.5%)
   NEXTEL Communications, Inc. Class A *                 4,500        118,125

 Total Common Stock (cost $ 19,367,602)                            22,978,988

CONVERTIBLE PREFERRED STOCK  (0.9%)
 Technology
  Diversified
   Nokia Corp. + (cost $ 267,722)                        2,685        233,955

   Description                                       Principal          Value
SHORT-TERM SECURITIES (6.4%)
 United States Government Agencies (2.4%)
  Federal Home Loan Mortgage Acceptance Corp.
              5.650% 11-3-1997                        $600,000        599,812

 Commercial Paper (4.0%)
  Household Finance Company
              5.680% 11-3-1997                       1,000,000        999,684

 Total Short-term Securities (cost $ 1,599,496)                     1,599,496

 Total Investments (98.4%) (cost $ 21,234,820)                     24,812,439

                                                       Notional
    Description                                          Amount         Value
 UNREALZED GAIN(LOSS) ON FORWARD FOREIGN
    CURRENCY CONTRACTS (-0.3%) @
 B    British Pound 11-5-1997    Buy                    23,430       $      89
 B    British Pound 11-6-1997    Buy                     9,414              79
 B    British Pound 11-28-1997  Sell                   150,000         (7,652)
 B    British Pound 12-4-1997    Sell                    2,000            (73)
 B    British Pound 1-20-1998    Sell                   75,000           1,114
 B    British Pound  2-11-1998   Sell                  120,000           (468)
 B    British Pound  2-19-1998   Sell                  225,000             890
 B    British Pound  2-25-1998   Sell                  350,000        (30,813)
 B    British Pound  2-26-1998   Sell                  290,000             709
 B    British Pound  2-26-1998   Sell                  152,000        (12,549)
 B    British Pound  3-4-1998   Sell                   210,000        (14,099)
 N    Norwegian Krone 11-3-1997   Sell                  22,096            (16)
 Total Unrealized Net Loss on Forward Foreign
    Currency Contracts                                                (62,790)

 Other Assets in Excess of Liabilities (1.9%)                         472,657
 Net Assets (100.0%)                                              $25,222,306




October 31, 1997
SCHEDULE OF INVESTMENTS
GLOBAL PORTFOLIO
  Description                                            Shares          Value
Argentina  (1.7%)
 COMMON STOCK
  Banco Frances del Rio la Plata SA ADR                  8,047       $198,157
  Banco Rio de la Plata SA ADR *                        20,375        213,938
  Disco SA ADR *                                        15,325        620,663
  Nortel Inversora SA ADR                               41,650      1,041,250
  Telecom Argentina France SA ADR                       20,850        527,766
  Telefonica de Argentina SA ADR                        30,075        845,859
  YPF Sociedad Anonima SA ADR                           46,125      1,476,000
                                                                    4,923,633

Belgium  (0.4%)
 COMMON STOCK
  Barco NV                                                 842        161,796
  Credit Communal Holding/Dexia                          8,793        957,048
                                                                    1,118,844

Brazil  (1.1%)
 COMMON STOCK  (0.8%)
  Centrais Eletricas de Santa Catarina SA               54,000         58,776
  Companhia Cervejaria Brahma                          770,000        488,190
  Companhia Energetica de Minas Gerais SA ADR            2,725        108,782
  Companhia Paranaense de Energia-Copel  #           4,000,000         49,342
  Ericsson Telecomunicacoes SA                       9,200,000        271,202
  Telecommunicacoes Brasileiros SA ADR                   4,450        456,120
  Unibanco de Bancos Brasileiros SA GDR                 34,075        928,544
                                                                    2,360,956
 NON-CONVERTIBLE PREFERRED STOCK  (0.4%)
  Companhia Energetica de Minas Gerais SA           18,088,000        722,043
  Petroleo Brasileiro SA                             1,563,000        310,474
                                                                    1,032,517
                                                                    3,393,473
Denmark  (1.2%)
 COMMON STOCK
  Amtssparekassen Fyn A/S *                              7,880        546,506
  BG Bank A/S                                           28,898      1,853,076
  SAS Danmark                                           37,152        638,506
  Unidanmark A/S *                                       7,318        493,061
                                                                    3,531,149

Finland  (1.2%)
 COMMON STOCK  (0.9%)
  Amer Group, Ltd.                                      34,380        715,781
  Merita, Ltd.                                          96,366        469,996
  Metra OY *                                            15,737        418,650
  Raision Tehtaat OY                                     9,252        998,789
  Sampo Insurance Company                                4,340        129,680
                                                                    2,732,896
 CONVERTIBLE PREFERRED STOCK  (0.3%)
  Nokia Corp.                                            5,492        478,541
  Nokia Corp. ADR                                        5,575        491,994
                                                                      970,535
                                                                    3,703,431
France  (11.4%)
 COMMON STOCK
  Alcatel Alsthom                                        8,215        987,938
  Assurances Generales de France                         8,411        441,082
  Atos SA *                                             18,549      2,076,865
  Banque Nationale de Paris                              9,481        417,741
  CLF-Dexia France                                      12,865      1,287,067
  Cap Gemini Sogeti SA                                  39,066      3,091,556
  Carrefour SA                                             693        360,423
  Compagnie Bancaire SA                                  1,908        243,962
  Dassault Systems SA ADR                               12,000        360,000
  Elf Aquitaine SA                                      51,800      6,390,587
  Grand Optical Photoservice SA                         12,950      2,078,731
  Lagardere Group SA                                    88,560      2,538,614
  Lyonnaise des Eaux SA                                 44,359      4,591,148
  Michelin Generale de Etablissments                    46,790     $2,392,273
  Renault SA *                                          94,676      2,625,595
  Rhone-Poulenc Rorer, Inc.                             35,746      1,553,382
  Rhone-Poulenc Rorer, Inc. Warrants                     5,213            901
  Societe Generale                                       3,515        479,805
  Total SA                                               9,165      1,013,503
                                                                   32,931,173

Germany  (6.1%)
 COMMON STOCK
  Adidas AG                                              9,391      1,364,126
  Allianz Holding AG                                     4,503      1,013,726
  Altana AG *                                            3,961        287,685
  Bayerische Bereinsbank AG                             33,223      1,920,760
  Bayerische Motoren Werke (BMW) AG                        413        298,764
  Deutsche Bank AG                                      52,388      3,453,221
  Deutsche Lufthansa AG                                 49,400        866,240
  Deutsche Pfandbrief & Hypothekenbank AG               32,050      1,825,122
  Fresenius Medical Care AG ADR *                       45,150      1,063,847
  Gehe AG                                               15,820        828,560
  Pfeiffer Vacuum Technology SpA ADR *                   1,900         61,750
  Siemens AG                                             7,499        464,361
  Tarkett AG                                            11,102        273,703
  Volkswagen AG                                          6,875      4,070,213
                                                                   17,792,078

Hong Kong  (0.6%)
 COMMON STOCK
  China Telecom Ltd. *                                 218,000        348,292
  First Pacific Company, Ltd.                          810,200        510,961
  Hutchison Whampoa, Ltd.                               84,000        581,371
  Swire Pacific, Ltd.                                   73,500        392,697
                                                                    1,833,321

India  (0.3%)
 COMMON STOCK
  Bajaj Auto, Ltd. GDR                                   2,547         40,536
  Tata Engineering & Locomotive, Ltd. 144A GDR          63,214        657,426
  Tata Engineering & Locomotive, Ltd. GDR               23,600        245,440
                                                                      943,402

Ireland  (0.3%)
 COMMON STOCK
  Ryanair Holdings PLC ADR *                            31,850        796,250


Italy  (1.4%)
 COMMON STOCK
  Aeroporti di Roma SpA                                 34,259        310,079
  Assicurazioni Generali                                27,417        611,691
  Banca Commerciale Italiana SpA                       432,792      1,178,602
  Credito Italiano                                     161,845        430,728
  Telecom Italia SpA                                   226,148      1,414,341
                                                                    3,945,441

Japan  (7.9%)
 COMMON STOCK
  Denso Corp.                                           57,000      1,232,227
  Fujitsu, Ltd.                                        108,000      1,185,333
  Hitachi, Ltd.                                        186,000      1,430,531
  Kita Kyushu Coca-Cola Bottling Company                 1,500         32,676
  Matsushita Electric Work, Ltd.                        48,000        435,021
  Mitsubishi Motors Corp.                               19,000         83,412
  Mitsubishi Trust & Banking Corp.                      38,000        467,615
  Mitsui Estate Company, Ltd.                          167,000      2,110,585
  Mitsui Fudosan Company, Ltd.                          87,000        983,786
  Mitsui Trust & Banking Company *                     130,000       $451,817
  NTT Data Communications Systems Corp.                  1,370      6,549,846
  Nippon Telegraph & Telephone Corp.                     4,870      4,130,207
  Nomura Securities Company, Ltd.                       45,000        523,821
  Sony Corp.                                             5,700        473,460
  Sumitomo Trust & Banking Company, Ltd. *             122,000        930,190
  Takeda Chemical Industries, Ltd.                      46,000      1,254,511
  Tokio Marine & Fire Insurance Company                 59,000        588,675
                                                                   22,863,713

Luxembourg  (0.2%)
 COMMON STOCK
  Millicom International Cellular SA ADR *              13,725        576,450


Mexico  (1.6%)
 COMMON STOCK
  Cifra SA de C.V. Series B  #                          18,256         35,749
  Fomento Economico Mexicano, SA de C.V.               177,800      1,252,561
  Grupo Carso SA de C.V.                                74,917        474,996
  Grupo Casa Autrey SA ADR                              41,025        702,553
  Grupo Financiero Inbursa SA Class B                        1              4
  Grupo Televisa SA GDS                                 61,575      1,908,825
  Kimberly Clark de Mexico SA                           47,600        205,177
  Kimberly Clark de Mexico SA ADR                          100          2,000
                                                                    4,581,865

Netherlands  (11.6%)
 COMMON STOCK
  ASM Lithography Holding NV ADR *                       3,850        282,013
  Akzo Nobel NV                                         20,160      3,539,510
  Akzo Nobel NV 144A                                    12,238      2,148,637
  Elsevier NV                                           84,830      1,327,850
  Getronics NV                                          56,463      1,857,469
  KLM                                                   35,514      1,199,292
  Koninklijke Nedlloyd Groep NV *                       11,533        341,521
  Koninklijke Nutricia Verenigde Bedrijven NV           85,005      2,421,236
  Philips Electronics NV                                92,746      7,234,997
  Philips Electronics NV ADR                           100,350      7,864,931
  Royal PTT Nederland NV                                10,054        382,862
  Simac Techniek NV                                     12,000      1,529,176
  Vedior NV                                             15,219        311,644
  Wolters Kluwer NV                                     26,362      3,225,405
                                                                   33,666,543

Norway  (0.4%)
 COMMON STOCK
  Merkantildata A/S                                     23,628        786,435
  SAS Norske ASA                                         9,750        163,646
  Tomra Systems ASA                                      4,593        117,595
                                                                    1,067,676

Peru  (0.3%)
 COMMON STOCK
  Telefonica del Peru SA ADR                            42,525        839,869


Russia  (0.5%)
 COMMON STOCK
  Lukoil Holding Company ADR *                           7,375        619,500
  Mosenergo ADR                                          4,525        201,933
  Unified Energy System GDR                             18,616        586,404
                                                                    1,407,837

South Africa  (0.5%)
 COMMON STOCK
  Dimension Data Holdings, Ltd. *                      328,832      1,366,007

Spain  (0.5%)
 COMMON STOCK
  Adolfo Dominguez SA *                                 19,168       $523,146
  Azkoyen SA                                                 1             82
  Corp Financiera Reunida SA *                          19,433        103,813
  Prosegur CIA de Segundad SA                            4,118         45,972
  Tele Pizza SA *                                        9,730        665,726
                                                                    1,338,739

Sweden  (7.3%)
 COMMON STOCK
  Assa Abloy AB                                        182,248      4,151,933
  Astra AB Class A                                      15,256        245,934
  Electrolux AB                                         46,919      3,875,537
  Investment Bure AB                                    43,218        526,838
  L.M. Ericsson Telephone Company ADR                   36,448      1,612,824
  L.M. Ericsson Telephone Company Class B               53,674      2,359,768
  Nordbanken AB                                          5,454        170,755
  Pricer AB B Shares *                                  32,828        761,001
  Prosolvia AB *                                        16,650        572,302
  Securitas AB                                         151,896      4,047,322
  Skandia Forsakrings AB                                30,127      1,404,803
  WM Data AB Class B                                    88,950      1,540,568
                                                                   21,269,585

Switzerland  (6.0%)
 COMMON STOCK
  ABB AG                                                   232        301,277
  Ares-Serono Group                                        457        861,743
  Clariant AG                                              298        228,374
  Credit Suisse Group                                   12,484      1,752,210
  Hero AG *                                                537        282,762
  Kuoni Reisen AG                                          100        377,130
  Novartis                                               1,818      2,836,926
  Roche Holding AG                                         469      4,106,482
  Schweizerische Lebensversicherungs und Rentenanstalt   4,734      3,193,391
  Swissair AG *                                            652        870,818
  TAG Heuer International SA *                           1,401        159,505
  Zurich Versicherungs Gesellschaft                      5,773      2,374,351
                                                                   17,344,969

U.S.A.  (20.7%)
 COMMON STOCK  (14.1%)
  Analog Devices, Inc. *                                 4,100        125,306
  BankAmerica Corp.                                      7,050        504,075
  Bristol-Myers Squibb Company, Inc.                    26,250      2,303,438
  Cardinal Health, Inc.                                  6,175        458,494
  Cincinnati Bell, Inc.                                 26,275        709,425
  Cisco Systems, Inc. *                                 39,725      3,258,691
  Compaq Computer Corp.                                 19,150      1,220,813
  E.I. Du Pont de Nemours and Company                   29,400      1,672,125
  Electronics For Imaging, Inc. *                       17,075        798,256
  General Electric Company                               4,350        280,847
  Halliburton Company                                    6,000        357,750
  Immunex Corp.                                          2,775        177,600
  Manpower, Inc.                                         9,825        377,034
  Microsoft Corp. *                                     17,200      2,236,000
  Minnesota Mining & Manufacturing Company               9,125        834,937
  Monsanto Company                                     109,725      4,690,744
  Parametric Technology Corp. *                         68,225      3,010,428
  Pfizer, Inc.                                          18,475      1,307,106
  Sara Lee Corp.                                        27,675      1,414,884
  Schlumberger, Ltd.                                    30,450      2,664,375
  SLM Holdings Corp.                                    17,375      2,439,016
  Solutia, Inc.                                         62,830      1,390,114
  Tele Communications, Inc. Class A *                  143,000     $3,280,063
  Texas Instruments, Inc.                               13,975      1,490,958
  Transocean Offshore, Inc.                             11,200        604,800
  Wang Laboratories, Inc. *                              2,775         64,172
  Warner-Lambert Company, Inc.                           7,050      1,009,472
  Westinghouse Electric Corp.                           80,725      2,134,167
                                                                   40,815,090

  Description                                         Principal          Value
 SHORT-TERM SECURITIES  (6.6%)
  Commerical Paper
  General Electric Capital Corp.
       5.700%  11-3-97                              $4,200,000      4,198,670
  Household Finance Company
       5.680%  11-3-97                              15,000,000     14,995,267
                                                                   19,193,937
                                                                   60,009,027

  Description                                            Shares          Value
United Kingdom  (15.9%)
 COMMON STOCK
  Barclays PLC                                          59,571     $1,503,112
  British Petroleum Corp.                               72,105      1,058,885
  Compass Group PLC 144A                               166,016      1,745,401
  Electrocomponents PLC                                289,971      2,249,402
  Glaxo Wellcome PLC                                    54,229      1,159,348
  Grand Metropolitan PLC                                92,112        827,975
  Hays PLC                                             261,685      3,055,928
  Imperial Chemical Industries PLC                      62,794        935,301
  Ionica Group PLC *                                   258,333      1,330,934
  JBA Holdings PLC                                      81,374      1,305,437
  Lloyds TSB Group PLC                                 230,067      2,808,118
  Logica PLC                                           155,052      2,195,157
  Misys PLC                                             94,565      2,380,545
  Misys (Jersey) PLC                                    27,018        680,141
  Pearson PLC                                           74,546        946,103
  Pilkington PLC                                       393,066        994,429
  Powerscreen International PLC                         13,457        157,262
  Premier Farnell PLC                                  159,878      1,242,906
  Rentokil Initial Group PLC                         1,803,147      7,220,388
  Royal and Sun Alliance Insurance Group PLC           110,280      1,061,496
  Siebe PLC                                            301,416      5,762,135
  SmithKline Beecham PLC                                56,196        531,497
  SmithKline Beecham PLC ADR                            18,800        895,350
  Stagecoach Holdings PLC                              182,759      2,232,224
  TI Group PLC                                          85,188        777,869
  Tomkins PLC                                           90,482        461,995
  Victrex PLC                                           24,380         95,992
  Williams PLC                                          71,870        424,762
                                                                   46,040,092

Total Investments (99.1%) (cost $ 250,215,149)                    287,284,567

 Notional
 Amount             Description                                          Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
   CURRENCY CONTRACTS  (-0.5%)@
B  92,935           British Pound  11-3-1997               Sell       $(1,520)
B  650,592          British Pound  11-4-1997               Sell          (290)
B  696,068          British Pound  11-4-1997                Buy           311
B  422,465          British Pound  11-5-1997                Buy         1,597
B  165,354          British Pound  11-6-1997                Buy         1,381
B  10,700,000       British Pound  2-11-1998               Sell      (425,452)
B  10,700,000       British Pound  2-11-1998                Buy       153,523
B  6,800,000        British Pound  2-18-1998               Sell      (291,784)
B  1,500,000        British Pound  2-19-1998               Sell         5,933
B  300,000          British Pound  2-19-1998                Buy          (458)
D  214,639          German Deutschmark  11-4-1997          Sell           756
D  1,200,000        German Deutschmark  1-9-1998           Sell       (21,656)
D  4,500,000        German Deutschmark  2-3-1998           Sell      (121,134)
D  4,500,000        German Deutschmark  2-3-1998            Buy        21,895
D  1,750,000        German Deutschmark  2-18-1998          Sell       (76,953)
D  400,000          German Deutschmark  2-18-1998           Buy         1,061
D  7,250,000        German Deutschmark  2-19-1998          Sell      (210,184)
D  7,250,000        German Deutschmark  2-19-1998           Buy       132,470
D  5,287,000        German Deutschmark  2-26-1998          Sell      (154,459)
D  4,850,000        German Deutschmark  2-26-1998           Buy        14,418
F  1,376,232        French Franc  11-4-1997                 Buy         5,152
F  19,284,833       French Franc  11-28-1997               Sell       (25,971)
F  3,929,010        French Franc  11-28-1997                Buy           572
F  20,000,000       French Franc  1-9-1998                 Sell      (153,817)
F  20,000,000       French Franc  1-9-1998                  Buy        68,485
F  29,300,000       French Franc  2-18-1998                Sell      (353,088)
F  11,000,000       French Franc  2-18-1998                 Buy        (2,026)
G  614,548          Dutch Guilder  11-3-1997                Buy           904
G  70,806           Dutch Guilder  11-4-1997               Sell           163
G  305,714          Dutch Guilder  11-4-1997                Buy          (705)
G  2,000,000        Dutch Guilder  2-18-1998               Sell       (78,204)
G  16,000,000       Dutch Guilder  2-19-1998               Sell      (409,732)
G  11,500,000       Dutch Guilder  2-19-1998                Buy        98,524
H  122,438          Hong Kong Dollar  11-3-1997             Buy            (2)
J  460,000,000      Japanese Yen  11-4-1997                Sell       158,520
J  460,000,000      Japanese Yen  11-4-1997                 Buy       (78,955)
J  210,000,000      Japanese Yen  12-18-1997               Sell       143,839
J  271,000,000      Japanese Yen  1-20-1998                Sell       163,183
J  310,000,000      Japanese Yen  2-18-1998                Sell          (378)
J  1,351,000,000    Japanese Yen  3-18-1998                Sell       241,492
J  650,000,000      Japanese Yen  3-18-1998                 Buy        58,906
J  50,000,000       Japanese Yen  3-25-1998                Sell          (173)
K  5,000,000        Swedish Krona  2-2-1998                Sell       (19,606)
K  26,900,000       Swedish Krona  2-11-1998               Sell      (164,714)
K  17,000,000       Swedish Krona  2-11-1998                Buy        (7,228)
R  587,000          South African Rand  11-3-1997          Sell        (9,412)
R  587,000          South African Rand  11-3-1997           Buy        (3,640)
R  2,600,000        South African Rand  10-2-1998          Sell        15,717
S  307,438          Swiss Franc  11-3-1997                  Buy         1,763
S  2,248            Swiss Franc  11-4-1997                 Sell             3
S  48,581           Swiss Franc  11-4-1997                  Buy           (67)
S  2,018,000        Swiss Franc  11-12-1997                Sell         6,534
S  2,000,000        Swiss Franc  11-12-1997                 Buy           479
S  2,500,000        Swiss Franc  1-20-1998                 Sell       (55,596)
Total Unrealized Net Loss on Forward Foreign
   Currency Contracts                                              (1,369,623)

Other Assets in Excess of Liabilities  (1.4%)                       3,927,546
Net Assets  (100.0%)                                             $289,842,490



October 31, 1997
SCHEDULE OF INVESTMENTS
GROWTH PORTFOLIO
   Description                                           Shares          Value
COMMON STOCK  (90.9%)
 Basic Materials  (0.5%)
  Chemicals
   E.I. Du Pont de Nemours and Company                 106,650     $6,065,719
   Solutia, Inc.                                        34,595        765,414
                                                                    6,831,133
 Consumer, Cyclical  (1.8%)
  Airlines  (0.9%)
   UAL Corp.                                           128,625     11,270,766

  Retailers - Broadline  (0.9%)
   Price / Costco, Inc. *                              287,925     11,085,113

  Toys  (0.0%)
   Mattel, Inc.                                         13,950        542,306

 Consumer, Non-Cyclical  (25.6%)
  Beverages  (1.4%)
   Coca-Cola Company                                   316,850     17,902,025

  Consumer Services  (0.1%)
   Federal Express Corp.                                14,100        941,175
   META Group, Inc.                                      9,525        205,978
                                                                    1,147,153
  Cosmetics  (2.3%)
   Avon Products, Inc.                                 203,775     13,347,262
   The Gillette Company                                169,250     15,073,828
                                                                   28,421,090
  Food Retailers  (0.5%)
   Starbucks Corp.                                     204,400      6,745,200

  Household Products  (2.0%)
   Colgate-Palmolive Company                           384,025     24,865,619

  Pharmaceuticals  (19.2%)
   Astra AB Class A +                                  542,442      8,744,402
   Bristol-Myers Squibb Company, Inc.                  314,725     27,617,119
   Eli Lilly and Company                               640,050     42,803,344
   Pfizer, Inc.                                        919,250     65,036,938
   SmithKline Beecham PLC ADR                          723,800     34,470,975
   SmithKline Beecham PLC +                             87,262        825,317
   Warner Chilcott Laboratories ADR *                   17,150        242,244
   Warner-Lambert Company, Inc.                        411,375     58,903,758
                                                                  238,644,097
 Energy  (6.1%)
  Oil Companies - Major  (4.9%)
   Amoco Corp.                                         168,550     15,453,928
   Mobil Corp.                                         168,350     12,257,984
   Texaco, Inc.                                        586,100     33,371,069
                                                                   61,082,981
  Oilfield Equipment and Services  (1.2%)
   Schlumberger, Ltd.                                  164,525     14,395,938

 Financial  (18.5%)
  Banks  (9.0%)
   BankAmerica Corp.                                   659,225     47,134,588
   Chase Manhattan Corp.                               123,425     14,240,159
   Citicorp                                            264,870     33,125,304
   Wells Fargo & Company                                60,533     17,637,803
                                                                  112,137,854
  Diversified  (3.9%)
   American Express Company                            291,475     22,735,050
   Grupo Financiero Inbursa SA Class B +               514,375      1,811,828
   Household International, Inc.                       207,350     23,482,388
                                                                   48,029,266
  Real Estate  (0.4%)
   Vornado Realty Trust SBI                            124,325     $5,548,003

  Securities Brokers  (5.2%)
   Merrill Lynch & Company, Inc.                       956,375     64,674,859

 Industrial  (5.9%)
  Diversified  (5.1%)
   General Electric Company                            862,850     55,707,753
   Monsanto Company                                    172,975      7,394,681
                                                                   63,102,434
  Electronic Components and Equipment  (0.5%)
  .                International Manufacturing Services, Inc. *        12,850 1
39,744
   KLA-Tencor Corp. *                                    3,675        161,470
   Kulicke and Soffa Industries, Inc. *                216,075      5,563,931
   Sawtek, Inc. *                                        2,875         97,750
                                                                    5,962,895
  Heavy Construction  (0.3%)
   Caterpillar, Inc.                                    82,250      4,215,313

 Technology  (29.6%)
  Advanced Medical Devices  (1.4%)
   Bio-Technology General Corp.                         14,550        178,238
   Guidant Corp.                                       282,275     16,230,812
   Photoelectron Corp. *                                43,150        474,650
                                                                   16,883,700
  Biotechnology  (0.0%)
   U.S. Bioscience, Inc. *                               1,593         16,229

  Communications  (3.7%)
   Advanced Fibre Communications                        82,200      2,388,937
   Cisco Systems, Inc. *                               288,725     23,684,473
   L.M. Ericsson Telephone Company ADR                   7,650        338,513
   LCC International, Inc. Class A *                     8,275        155,156
   Lucent Technologies, Inc.                           195,975     16,155,689
   Northern Telecom, Ltd.                                3,775        338,570
   Objective Communications, Inc. *                      2,050         47,663
   QUALCOMM, Inc. *                                      6,225        350,934
   TTI Team Telecom International, Ltd.                 41,775        240,206
   Telecommunicacoes Brasileiras SA ADR                  9,900      1,004,850
   Tellabs, Inc. *                                       8,275        446,850
   ViaSat, Inc.                                         14,000        257,250
                                                                   45,409,091
  Computers  (5.4%)
   3COM Corp. *                                          2,075         85,983
   Asustek Computer, Inc. GDR *                         10,175        127,611
   BEA Systems, Inc.                                     6,225         84,038
   Check Point Software Technologies, Ltd. *             4,150        176,375
   Compaq Computer Corp.                                 7,813        498,047
   Dell Computer Corp. *                               800,600     64,148,075
   EMC Corp. *                                           5,100        285,600
   International Business Machines Corp.                 4,950        485,409
   MMC Networks, Inc.                                    3,675         80,391
   Sun Microsystems, Inc. *                             11,150        381,888
   Teradyne, Inc. *                                     32,025      1,198,936
   Western Digital Corp. *                               4,925        147,442
                                                                   67,699,795
  Diversified  (2.7%)
   Brilliant Digital Entertainment, Inc.                46,475        377,609
   Ciena Corp. *                                       452,100     24,865,500
   First Data Corp.                                    139,400      4,051,312
   GenRad, Inc. *                                        4,550        134,225
   HMT Technology Corp. *                                4,150         70,031
   Jabil Circuit, Inc. *                                 2,050         93,019
   Philips Electronics NV +                             17,180      1,340,190
   Philips Electronics NV ADR                           40,475      3,172,228
   Retix *                                              16,450         83,278
                                                                   34,187,392
  Industrial Technology  (0.0%)
   ASM Lithography Holding NV ADR *                      5,325       $390,056

  Semiconductors  (6.7%)
   8x8, Inc. *                                          24,850        347,900
   Advanced Micro Devices, Inc.                          4,925        113,275
   Altera Corp. *                                        1,700         75,437
   Analog Devices, Inc. *                               17,192        525,430
   Applied Materials, Inc. *                             8,200        273,675
   Atmel Corp. *                                         4,150        107,381
   Credence Systems Corp. *                              4,925        145,287
   Intel Corp.                                         313,775     24,160,675
   Lam Research Corp. *                                118,525      4,281,716
   Micron Technology, Inc.                               3,700         99,206
   Sanmina Corp. *                                       6,175        461,581
   Texas Instruments, Inc.                             486,925     51,948,811
   Xilinx, Inc. *                                        5,725        195,366
                                                                   82,735,740
  Software  (9.7%)
   Aspen Technology, Inc.                                4,100        154,262
   Aware, Inc. *                                         4,150         50,319
   BMC Software, Inc. *                                  5,925        357,722
   Cadence Design Systems, Inc.                         20,550      1,094,287
   Cognos, Inc. *                                        4,125         94,359
   Compuware Corp. *                                     4,300        284,338
   HBO & Company                                       166,350      7,236,225
   JBA Holdings PLC +                                    7,566        121,377
   Microsoft Corp. *                                   581,500     75,595,000
   Oracle Systems Corp. *                                5,975        213,793
   Parametric Technology Corp. *                        22,625        998,328
   PeopleSoft, Inc. *                                  495,650     31,163,994
   Sapient Corp.                                        12,775        680,269
   VIASOFT, Inc.                                        22,975        941,975
   Vantive Corp.                                         9,025        227,881
   Veritas Software Corp.                               26,487      1,102,521
   Visio Corp.                                           7,425        276,117
   Whittman-Hart, Inc.                                  11,100        321,900
   Xylan Corp. *                                        12,350        197,600
                                                                  121,112,267
 Utilities  (2.9%)
  Electric  (0.7%)
  Telephone  (2.4%)
   AES Corp. *                                         227,225      9,003,791

  Telephone  (2.2%)
   NEXTEL Communications, Inc. Class A *             1,028,500     26,998,125
   Telefonica del Peru SA ADR                           45,525        899,119
                                                                   27,897,244

  Total Common Stock (cost $ 794,038,931)                       1,131,939,350

CONVERTIBLE PREFERRED STOCK  (3.6%)
 Technology
  Diversified
   Nokia Corp. ADR  (cost $ 35,162,297)                506,625     44,709,656

NON-CONVERTIBLE PREFERRED STOCK  (0.0%)
 Technology
  Software
   SAP AG Vorzug +  (cost $ 42,825)                        300         89,326

NON-CONVERTIBLE CORPORATE BONDS  (0.0%)
 Technology
  Communications
  Lernout & Hauspie Speech Products NV 144A ADR
       8.000%  11-15-2001  (cost $ 101,700)           $101,700       $247,258


SHORT-TERM SECURITIES  (5.4%)
 United States Government Agencies (2.0%)
  Federal National Mortgage Association Corp.
       5.470%  11-25-1997                           25,000,000     24,908,833

 Commercial Paper  (3.4%)
  Citi Group Holdings
       5.700%  11-3-1997                             5,000,000      4,998,417
  Household Finance Company
       5.680%  11-3-1997                            36,800,000     36,788,388
                                                                   41,786,805
 Repurchase Agreement (0.0%)
  State Street Bank & Trust ***
       4.250%  Repurchase Agreement
       dated 10-31-97 to be repurchaed at
       $ 24,008 on 11-3-1997                            24,000         24,000

 Total Short-Term Securities (cost $ 66,719,638)                   66,719,638

 Total Investments (99.9%) (cost $ 896,065,391)                 1,243,705,228

                                                      Notional
   Description                                           Amount          Value
 UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN CURRENCY
    CONTRACTS  (-0.2%)@
 B  British Pound  2-25-1998       Sell              22,100,000    (1,940,501)
 B  British Pound  2-25-1998       Buy                7,000,000        320,422
 B  British Pound  3-4-1998        Sell               3,000,000      (209,505)
 B  British Pound  3-4-1998        Buy                  125,000          7,017
 B  British Pound  3-11-1998       Sell                 600,000       (35,969)
 D  German Deutschmark  3-4-1998   Sell                 159,000        (6,008)
 D  German Deutschmark  3-4-1998   Buy                   25,000            537
 D  German Deutschmark  3-4-1998   Sell                   8,000          (116)
 G  Dutch Guilder  1-12-1998       Sell               2,400,000       (37,300)
 G  Dutch Guilder  1-12-1998       Buy                  975,000         17,153
 G  Dutch Guilder  2-25-1998       Sell                 750,000       (24,879)
 G  Dutch Guilder  3-5-1998        Sell                 150,000        (3,670)
 G  Dutch Guilder  3-5-1998        Buy                  100,000          2,246
 G  Dutch Guilder  3-31-1998       Sell                 300,000        (2,068)
 Total Unrealized Net Loss on Forward Foreign
    Currency Contracts                                             (1,912,641)

 Other Assets in Excess of Liabilities  (0.3%)                      3,221,637
 Net Assets  (100.0%)                                          $1,245,014,224


October 31, 1997
SCHEDULE OF INVESTMENTS
C.A.S.E. PORTFOLIO
   Description                                           Shares          Value
COMMON STOCK  (89.5%)
 Basic Materials  (2.0%)
  Steel
   USX - US Steel Group, Inc.                            4,900       $166,600

 Consumer, Cyclical  (5.6%)
  Entertainment  (0.9%)
   Eastman Kodak Company                                 1,300         77,838

  Retailers - Apparel  (1.0%)
   TJX Companies, Inc.                                   2,900         85,913

  Retailers - Broadline  (2.3%)
   Dayton Hudson Corp.                                   2,200        138,187
   Woolworth Corp. *                                     3,100         58,900
                                                                      197,087
  Retailers - Specialty  (1.4%)
   Toys R Us, Inc. *                                     3,400        115,813

 Consumer, Non-Cyclical  (7.8%)
  Beverages  (0.7%)
   Coca-Cola Company                                     1,000         56,500

  Consumer Services  (1.8%)
   Federal Express Corp.                                 2,300        153,525

  Food Retailers  (1.3%)
   Ruddick Corp.                                         7,200        112,500

  Healthcare  (2.2%)
   NovaCare, Inc. *                                      5,000         65,313
   Tenet Healthcare Corp. *                              3,800        116,137
                                                                      181,450
  Medical Supplies  (1.8%)
   Respironics, Inc. *                                   5,400        151,875

 Energy  (10.1%)
  Oil Companies - Secondary  (2.1%)
   Sun Company, Inc.                                     4,400        176,275

  Oilfield Equipment and Services  (8.0%)
   Pennzoil Company                                      2,200        162,800
   SEACOR SMIT, Inc. *                                   2,500        162,812
   Tidewater, Inc.                                       2,800        183,925
   Trico Marine Services, Inc. *                         4,400        161,700
                                                                      671,237
 Financial  (13.6%)
  Banks  (6.0%)
   Chase Manhattan Corp.                                   700         80,762
   City National Corp.                                   4,300        129,269
   North Folk Bancorp.                                   2,800         82,425
   PNC Bank Corp.                                        2,700        128,250
   Provident Financial Group                             1,700         78,200
                                                                      498,906
  Communications  (1.6%)
   DSC Communications Corp. *                            5,400        131,625

  Diversified  (1.7%)
   SunAmerica, Inc.                                      3,900        140,156

  Insurance  (4.3%)
   Loews Corp.                                           1,100        122,856
   Torchmark Corp.                                       3,200        127,600
   Travelers Group, Inc.                                 1,600        112,000
                                                                      362,456
 Independent  (1.7%)
  Conglomerate
   U.S. Industries, Inc. *                               5,400       $145,125

 Industrial  (19.5%)
  Air Freight  (2.0%)
   Airborne Freight Corp.                                2,600        164,775

  Building Materials  (1.0%)
   Southdown, Inc.                                       1,500         83,063

  Diversified  (4.7%)
   Dexter Corp.                                          3,200        125,600
   Manitowoc Company, Inc.                               4,100        124,281
   SPS Technologies, Inc. *                                700         32,375
   Timken Company                                        3,400        113,900
                                                                      396,156
  Electronic Components and Equipment  (4.2%)
   Arrow Electronics, Inc. *                             2,500         70,938
   Harris Corp.                                          1,600         69,800
   Park Electrochemical Corp.                            4,700        133,362
   Read-Rite Corp. *                                     4,000         79,500
                                                                      353,600
  Heavy Construction  (1.9%)
   Deere & Company                                       3,000        157,875

  Heavy Machinery  (1.8%)
   Cincinnati Milacron, Inc.                             5,300        147,075

  Other Industrial Services  (0.9%)
   CalEnergy Company, Inc. *                             2,300         78,775

  Trucking  (3.0%)
   USFreightways, Inc.                                   5,100        165,112
   Yellow Corp. *                                        3,000         82,313
                                                                      247,425
 Technology  (28.1%)
  Aerospace/Defense  (4.8%)
   AAR Corp.                                             3,700        132,506
   Gencorp, Inc.                                         5,100        124,631
   Thiokol Corp.                                         1,600        146,500
                                                                      403,637
  Communications  (2.7%)
   Komag, Inc. *                                         6,000        103,875
   SBC Communications, Inc.                              1,900        120,888
                                                                      224,763
  Computers  (9.1%)
   3COM Corp. *                                          3,000        124,312
   Compaq Computer Corp.                                 1,200         76,500
   International Business Machines Corp.                   800         78,450
   Quantum Corp. *                                       5,000        158,125
   Storage Technology Corp.                              1,700         99,769
   Sun Microsystems, Inc. *                              2,500         85,625
   Western Digital Corp. *                               4,900        146,694
                                                                      769,475
  Diversified  (4.8%)
   Applied Magnetics Corp. *                             6,400        147,200
   Creative Technology, Ltd. *                           4,000        101,750
   Inacom Corp. *                                        4,900        150,981
                                                                      399,931
  Office Equipment  (1.8%)
   Xerox Corp.                                           1,900        150,694

  Semiconductors  (1.8%)
   Intel Corp.                                           2,000        154,000

  Software  (3.1%)
   Oracle Systems Corp. *                                4,100       $146,703
   Symantec Corp. *                                      5,200        113,750
                                                                      260,453
 Utilities  (1.1%)
  Gas
   National Fuel Gas Company                             2,000         88,250

Total Common Stock (cost $ 6,936,751)                               7,504,828

   Description                                       Principal          Value
SHORT-TERM SECURITIES  (15.4%)
 Repurchase Agreement
   State Street Bank & Trust ***
        4.250% Repurchase Agreement
        dated 10-31-1997 to be repurchased at
        $ 1,291,384 on 11-3-1997  (cost $ 1,291,235) $1,291,235    $1,291,235

Total Investments (104.9%) (cost $ 8,227,986)                       8,796,063
Liabilities in Excess of Other Assets  (4.9%)                        (411,612)
Net Assets (100.0%)                                                $8,384,451



October 31, 1997
SCHEDULE OF INVESTMENTS
VALUE EQUITY PORTFOLIO
   Description                                           Shares          Value
COMMON STOCK  (86.9%)
 Basic Materials  (11.1%)
  Aluminum  (2.2%)
   Alumax, Inc. *                                        4,400       $143,000
   Reynolds Metals Company                               1,200         73,125
                                                                      216,125
  Chemicals  (5.8%)
   Air Products & Chemicals, Inc.                          700         53,200
   E.I. Du Pont de Nemours and Company                   2,200        125,125
   IMC Global, Inc.                                      1,900         64,006
   Morton International, Inc.                            4,000        132,000
   W.R. Grace & Company                                  2,800        190,400
                                                                      564,731
  Forest Products  (1.0%)
   Champion International Corp.                          1,000         55,188
   Weyerhaeuser Company                                    900         42,975
                                                                       98,163
  Precious Metals  (0.7%)
   Placer Dome, Inc.                                     4,500         69,750

  Steel  (1.4%)
   USX - US Steel Group, Inc.                            4,000        136,000

 Consumer, Cyclical  (7.9%)
  Airlines  (2.5%)
   AMR Corp. *                                             400         46,575
   Delta Air Lines, Inc.                                 2,000        201,500
                                                                      248,075
  Auto Manufacturers  (1.2%)
   General Motors Corp.                                  1,900        121,956

  Auto Parts and Equipment  (0.2%)
   Exide Corp.                                             800         18,650

  Entertainment  (1.9%)
   Time Warner Inc.                                      3,200        184,600

  Retailers - Apparel  (2.1%)
   Federated Department Stores, Inc. *                   4,700        206,800

 Consumer, Non-Cyclical  (3.2%)
  Food - Other  (2.0%)
   Unilever NV ADR                                       3,600        192,150

  Healthcare  (1.2%)
   Columbia / HCA Healthcare Corp.                       4,200        118,650

 Energy  (14.1%)
  Oil Companies - Major  (0.8%)
   The Coastal Corp.                                     1,300         78,163

  Oil Drilling  (8.9%)
   Noble Affiliates, Inc.                                3,400        139,612
   Noble Drilling Corp. *                                4,100        145,806
   Reading & Bates Corp. *                               2,400        101,700
   Santa Fe International Corp.                          3,700        181,994
   Transocean Offshore, Inc.                             3,500        189,000
   United Meridian Corp. *                               3,200        108,600
                                                                      866,712
  Oilfield Equipment and Services  (4.4%)
   B.J. Services Company *                                 500         42,375
   Dresser Industries, Inc.                              3,400        143,225
   Halliburton Company                                   2,200        131,175
   Tidewater, Inc.                                       1,700        111,669
                                                                      428,444
 Financial  (20.0%)
  Banks  (9.8%)
   Bank of New York Company, Inc.                        3,900       $183,544
   Chase Manhattan Corp.                                 1,700        196,137
   First Union Corp.                                     4,700        230,594
   National City Corp.                                   2,300        137,425
   Norwest Corp.                                         6,600        211,613
                                                                      959,313
  Diversified  (0.9%)
   Household International, Inc.                           800         90,600

  Insurance  (8.8%)
   Aetna, Inc.                                           2,600        184,762
   Allstate Corp.                                        2,600        215,638
   American International Group, Inc.                    1,500        153,094
   Loews Corp.                                           2,700        301,556
                                                                      855,050
  Securities Brokers  (0.5%)
   Bear Stearns Companies, Inc.                          1,200         47,625

 Independent  (1.5%)
  Conglomerate
   Cooper Industries, Inc.                               2,800        145,950

 Industrial  (17.5%)
  Diversified  (3.1%)
   Harnischfeger Industries, Inc.                        2,000         78,750
   United Technologies Corp.                             3,200        224,000
                                                                      302,750
  Electronic Components and Equipment  (4.4%)
   Emerson Electric Company                              3,100        162,556
   W. W. Grainger, Inc.                                  1,900        166,131
   York International Corp.                              2,200        100,375
                                                                      429,062
  Heavy Construction  (9.4%)
   Case Corp.                                            2,400        143,550
   Caterpillar, Inc.                                     5,600        287,000
   Deere & Company                                       5,500        289,438
   Foster Wheeler Corp.                                  1,000         32,813
   Ingersoll-Rand Company                                4,200        163,537
                                                                      916,338
  Railroads  (0.6%)
   Burlington Northern Santa Fe, Inc.                      600         57,000

 Technology  (11.6%)
  Aerospace/Defense  (4.4%)
   Sunstrand Corp.                                       2,900        157,687
   The Boeing Company                                    5,700        272,887
                                                                      430,574
  Communications  (2.4%)
   U.S. WEST Media Group, Inc. *                         9,400        237,350

  Diversified  (1.0%)
   Ceridian Corp. *                                      2,600        101,563

  Industrial Technology  (1.5%)
   Thomas & Betts Corp.                                  2,900        144,275

  Office Equipment  (1.4%)
   Xerox Corp.                                           1,700        134,831

  Semiconductors  (0.9%)
   Texas Instruments, Inc.                                 800         85,350

 Total Common Stock (cost $ 7,812,926)                              8,486,600

   Description                                       Principal          Value
SHORT-TERM SECURITIES  (12.1%)
 United States Government Securities (5.1%)
   Treasury Bills 5.070%  11-20-1997                  $500,000       $498,662

 Other Short-Term Securities (7.0%)
   State Street Bank & Trust
              State Street Global Advisors Fund
              7-day yield of 5.250%                    685,000        685,000

 Total Short-Term Securities (cost $ 1,183,662)                     1,183,662

 Total Investments (99.0%) (cost $ 8,996,588)                       9,670,262
 Other Assests in Excess of Liabilities (1.0%)                         92,146
 Net Assets (100.0%)                                               $9,762,408




October 31, 1997
SCHEDULE OF INVESTMENTS
STRATEGIC TOTAL RETURN PORTFOLIO
   Description                                           Shares          Value
COMMON STOCK  (57.9%)
 Basic Materials  (4.8%)
  Chemicals  (2.5%)
   E.I. Du Pont de Nemours and Company                   3,800       $216,125
   Lawter International, Inc.                           15,400        172,287
   Morton International, Inc.                           11,000        363,000
                                                                      751,412
  Forest Products  (0.6%)
   Longview Fibre Company                               12,100        192,087

  Other Non-Ferrous  (0.4%)
   Tremont Corp. *                                       2,500        136,406

  Paper Products  (1.3%)
   Kimberly-Clark Corp.                                  7,500        389,531

 Consumer, Cyclical  (3.1%)
  Entertainment  (0.4%)
   Walt Disney Company                                   1,500        123,375

  Lodging  (0.5%)
   La Quinta Inns, Inc.                                  8,000        143,000

  Publishing  (1.3%)
   A.H. Belo Corp.                                       8,300        392,175

  Retailers - Broadline  (0.9%)
   Sears, Roebuck & Company                              6,700        280,562

 Consumer, Non-Cyclical  (17.4%)
  Beverages  (1.2%)
   PepsiCo, Inc.                                        10,100        371,806

  Consumer Services  (1.3%)
   Accustaff, Inc. *                                    13,500        385,594

  Cosmetics  (2.1%)
   Estee Lauder Companies, Inc. Class A                  7,900        351,056
   The Gillette Company                                  3,392        302,100
                                                                      653,156
  Food - Other  (2.7%)
   H.J. Heinz Company                                    9,000        417,938
   Nabisco Holdings Corp. Class A                        9,800        403,025
                                                                      820,963
  Healthcare  (0.5%)
   Hooper Holmes, Inc.                                  11,000        162,250

  Household Products  (2.3%)
   Colgate-Palmolive Company                             5,800        375,550
   Proctor & Gamble Company                              5,000        340,000
                                                                      715,550
  Medical Supplies  (2.4%)
   Baxter International, Inc.                            7,700        356,125
   Sybron International Corp. *                          9,500        381,188
                                                                      737,313
  Pharmaceuticals  (4.9%)
   Covance, Inc. *                                       8,500        150,344
   Johnson & Johnson                                     4,200        240,975
   Merck and Company, Inc.                               4,000        357,000
   Schering Plough Corp.                                 5,000        280,312
   SmithKline Beecham PLC ADR                           10,000        476,250
                                                                    1,504,881
 Energy  (6.6%)
  Oil Companies - Major  (4.2%)
   Amoco Corp.                                           2,500       $229,219
   Exxon Corp.                                           6,000        368,625
   Mobil Corp.                                           6,000        436,875
   Union Pacific Resources Group, Inc.                   9,800        241,325
                                                                    1,276,044
  Oil Companies - Secondary  (1.4%)
   Baker Hughes, Inc.                                    9,500        436,406

  Oilfield Equipment and Services  (1.0%)
   Schlumberger, Ltd.                                    3,500        306,250

 Financial  (13.9%)
  Banks  (4.2%)
   Compass Bancshares, Inc.                             12,500        471,094
   First Colorado Bancorp, Inc.                         22,500        458,437
   Mellon Bank Corp.                                     6,800        350,625
                                                                    1,280,156
  Diversified  (0.4%)
   Marsh & McLennan Companies, Inc.                      1,600        113,600

  Insurance  (4.0%)
   American General Corp.                                8,500        433,500
   American International Group, Inc.                    3,150        321,497
   E.W. Blanch Holdings, Inc.                            5,500        184,250
   PartnerRe, Ltd.                                       7,000        287,000
                                                                    1,226,247
  Real Estate  (4.5%)
   Boykin Lodging Trust, Inc.                            8,000        213,500
   Crescent Operating, Inc. *                            1,480         34,410
   Crescent Real Estate Equities, Inc.                  12,000        432,000
   Imperial Credit Commercial Mortgage
        Investment Corp. *                              16,000        264,000
   Starwood Lodging Trust                                7,500        448,594
                                                                    1,392,504
  United States Government Agencies  (0.8%)
   Federal National Mortgage Association                 5,300        256,719

 Independent  (1.3%)
  Conglomerate
   Philip Morris Companies, Inc.                         9,800        388,325

 Industrial  (6.8%)
  Diversified  (4.5%)
   Corning, Inc.                                         9,500        428,687
   General Electric Company                              6,400        413,200
   Tyco International, Ltd.                              8,400        317,100
   Westinghouse Electric Corp.                           8,200        216,787
                                                                    1,375,774
  Electronic Components and Equipment  (1.3%)
   Emerson Electric Company                              7,800        409,013

  Other Industrial Services  (1.0%)
   Manpower, Inc.                                        8,000        307,000

 Technology  (3.1%)
  Communications  (0.7%)
   SBC Communications, Inc.                              3,500        222,687

  Computers  (1.3%)
   Hewlett-Packard Company                               6,200        382,463

  Office Equipment  (1.1%)
   Danka Business Systems PLC ADR                        9,000        333,000

 Utilities  (0.9%)
  Telephone
   ALLTEL Corp.                                          8,100       $286,538

Total Common Stock (cost $ 14,319,669)                             17,752,787

CONVERTIBLE PREFERRED STOCK  (7.4%)
 Basic Materials  (1.4%)
  Precious Metals
   TIMET Capital Trust 144A                              8,300        435,750

 Consumer, Cyclical  (1.3%)
  Broadcasting
   Sinclair Broadcasting Group, Inc.                     8,000        399,000

 Financial  (2.2%)
  Diversified
   Merrill Lynch & Company, Inc. *                       4,500        316,125
   SunAmerica, Inc. Series E                             3,000        349,500
                                                                      665,625
 Technology  (1.2%)
  Computers
   Microsoft Corp. Series A                              4,000        353,000

 Utilities  (1.3%)
  Telephone
   WorldCom, Inc.                                        3,500        409,500

Total Convertible Preferred Stock (cost $ 2,187,760)                2,262,875

   Description                                        Principal          Value
CONVERTIBLE CORPORATE BONDS  (6.0%)
 Consumer, Cyclical  (2.5%)
  Lodging  (1.2%)
   CapStar Hotel, Inc.  4.750%  10-15-2004            $350,000       $356,563

  Retailers - Specialty  (1.3%)
   Home Depot, Inc.  3.250%  10-1-2001                 300,000        386,250

 Energy  (2.6%)
  Oil Drilling
   Nabors Industries, Inc.  5.000%  5-15-2006          125,000        294,375
   Parker Drilling Company  5.500%  8-1-2004           425,000        506,281
                                                                      800,656

 Industrial  (0.9%)
  Pollution Control
   USA Waste Services, Inc.  4.000%  2-1-2002          250,000        264,687

Total Convertible Bonds (cost $ 1,464,610)                          1,808,156

NON-CONVERTIBLE CORPORATE BONDS  (14.4%)
 Consumer, Non-Cyclical  (0.8%)
  Food - Other
   Nabisco Brands, Inc.  8.300%  4-15-1999             250,000        258,125

 Financial  (3.2%)
  Banks  (0.7%)
   J.P. Morgan & Company, Inc.  7.625%  9-15-2004      200,000        213,000

  Diversified  (0.7%)
   Norwest Financial, Inc.  7.000%  1-15-2003          200,000        205,750

  Insurance  (1.8%)
   Hartford Life, Inc. Class A  6.900%  6-15-2004      400,000        408,500
   Torchmark Corp.  8.625%  3-1-2017                   135,000        141,013
                                                                      549,513
 Industrial  (5.6%)
  Diversified  (2.4%)
   Dexter Corp.  9.250%  12-15-2016                   $105,000       $109,681
   Lockheed Martin Corp.  7.450%  6-15-2004            300,000        316,500
   Robbins & Myers, Inc.  6.500%  9-1-2003             200,000        294,000
                                                                      720,181
  Electronic Components and Equipment  (1.2%)
   Kent Electronics Corp.  4.500%  9-1-2004            400,000        380,000

  Other Industrial Services  (0.8%)
   Olsten Corp.  7.000%  3-15-2006                     250,000        256,250

  Railroads  (1.2%)
   Union Pacific Corp.
        7.375%  5-15-2001                              100,000        103,500
        8.500%  1-15-2017                              250,000        260,625
                                                                      364,125
 Technology  (1.3%)
  Communications
   Airtouch Communications, Inc.  7.000%  10-1-2003    150,000        153,563
   Lucent Technologies, Inc.  6.900%  7-15-2001        250,000        256,875
                                                                      410,438
 Utilities  (3.5%)
  Electric  (1.5%)
   Interstate Power Company  8.625%  9-15-2021         175,000        187,031
   Kentucky Utilities Company  8.550%  5-15-2027       250,000        275,625
                                                                      462,656
  Gas  (0.5%)
   Southwest Gas Corp.  7.500%  8-1-2006               150,000        159,750

  Telephone  (1.5%)
   ALLTEL Corp.  7.250%  4-1-2004                      200,000        209,500
   GTE Hawaiian Telephone Company, Ltd.
        7.375%  9-1-2006                               225,000        236,250
                                                                      445,750
Total Non-Convertible Corporate Bonds
     (cost $ 4,283,821)                                             4,425,538

LONG-TERM GOVERNMENT BONDS  (13.1%)
 United States Government Securities
   Treasury Notes
        5.875%  1-31-1999                              450,000        451,310
        6.000%  10-15-1999                             475,000        478,529
        7.875%  11-15-1999                             500,000        520,970
        6.375%  1-15-2000                              300,000        304,467
        6.375%  5-15-2000                              475,000        482,339
        6.125%  9-30-2000                              175,000        176,769
        6.375%  3-31-2001                              475,000        483,745
        6.500%  5-31-2001                              600,000        613,932
        6.375%  9-30-2001                              500,000        510,060

Total Long-Term Government Bonds (cost $ 3,985,055)                 4,022,121

SHORT-TERM SECURITIES  (0.2%)
 Repurchase Agreement
   State Street Bank & Trust ***
        4.250% Repurchase Agreement
        dated 10-31-1997 to be repurchased at
        $ 68,785 on 11-3-1997                           68,761         68,761

Total Short-Term Securities (cost $ 68,761)                            68,761

Total Investments (99.0%) (cost $ 26,309,676)                      30,340,238
Other Assets in Excess of Liabilities  (1.0%)                         318,321
Net Assets (100.0%)                                               $30,658,559


October 31, 1997
SCHEDULE OF INVESTMENTS
TACTICAL ASSET ALLOCATION PORTFOLIO
   Description                                           Shares          Value
COMMON STOCK  (54.1%)
 Basic Materials  (4.5%)
  Aluminum  (2.0%)
   Alumax, Inc. *                                        8,000       $260,000
   Aluminum Company of America                           4,000        292,000
                                                                      552,000
  Chemicals  (1.0%)
   Dow Chemical Company                                  3,000        272,250

  Mining  (1.5%)
   Potash Corp. of Saskatchewan, Inc.                    5,000        409,687

 Consumer, Cyclical  (12.3%)
  Airlines  (1.6%)
   Comair Holdings, Inc.                                12,000        441,000

  Auto Manufacturers  (2.9%)
   Chrysler Corp.                                       15,000        528,750
   Ford Motor Company                                    6,000        262,125
                                                                      790,875
  Broadcasting  (2.3%)
   Cox Communications, Inc. Class A *                   20,000        615,000

  Footwear  (1.4%)
   Payless ShoeSource, Inc. *                            6,820        380,215

  Home Construction  (1.4%)
   Clayton Homes, Inc.                                  23,750        390,390

  Retailers - Specialty  (2.7%)
   Fingerhut Companies, Inc.                            17,000        376,125
   Toys R Us, Inc. *                                    10,000        340,625
                                                                      716,750
 Financial  (17.9%)
  Diversified  (3.1%)
   Countrywide Credit Industries, Inc.                  11,000        377,437
   Green Tree Financial Corp.                           11,000        463,375
                                                                      840,812
  Insurance  (5.6%)
   AFLAC, Inc.                                           7,000        356,125
   AMBAC, Inc.                                           6,800        287,300
   Frontier Insurance Group, Inc.                        8,000        269,500
   PMI Group, Inc.                                      10,000        604,375
                                                                    1,517,300
  Real Estate  (5.8%)
   Imperial Credit Commercial Mortgage Investment
      Corp. *                                           33,000        544,500
   Merry Land & Development Company                     15,000        327,188
   Simon DeBartolo Group, Inc.                           6,000        185,625
   Trizec Hahn Corp.                                    12,000        300,750
   United Dominion Realty Trust, Inc.                   15,000        208,125
                                                                    1,566,188
  Securities Brokers  (1.0%)
   Lehman Brothers Holding, Inc.                         6,000        282,375

  United States Government Agencies  (2.4%)
   Federal Home Loan Mortgage Corp.                      8,000        303,000
   Federal National Mortgage Association                 7,000        339,063
                                                                      642,063
 Independent  (2.2%)
  Conglomerate
   Philip Morris Companies, Inc.                        15,000        594,375

 Industrial  (2.2%)
  Electronic Components and Equipment  (1.1%)
   Arrow Electronics, Inc. *                            10,000        283,750

  Heavy Machinery  (1.1%)
   AGCO Corp.                                           10,000       $290,000

 Technology  (9.0%)
  Communications  (4.3%)
   360 Communications Company *                         25,000        528,125
   Cabletron Systems, Inc. *                            12,500        362,500
   ECI Telecom, Ltd.                                    10,000        276,250
                                                                    1,166,875
  Computers  (2.6%)
   NCR Corp. *                                          10,000        303,125
   Seagate Technology, Inc. *                           15,000        406,875
                                                                      710,000
  Semiconductors  (2.1%)
   Applied Materials, Inc. *                             8,000        267,000
   Intel Corp.                                           2,000        154,000
   MEMC Electric Material, Inc. *                        7,000        140,438
                                                                      561,438
 Utilities  (6.0%)
  Electric  (2.7%)
   DPL, Inc.                                            10,000        248,125
   Illinova Corp.                                       12,000        267,000
   Southern Company                                     10,000        229,375
                                                                      744,500
  Telephone  (3.3%)
   AT&T Corp.                                           11,000        538,312
   Sprint Corp.                                          7,000        364,000
                                                                      902,312

 Total Common Stock (cost $ 12,153,401)                            14,670,155

NON-CONVERTIBLE PREFERRED STOCK  (1.9%)
 Consumer, Cyclical
  Broadcasting
   News Corp., Ltd. ADR (cost $ 502,500)                30,000        532,500


   Description                                        Principal          Value
NON-CONVERTIBLE CORPORATE BONDS  (17.1%)
 Basic Materials  (3.7%)
  Chemicals
   E.I. DuPont De Nemours  6.500%  9-1-2002         $1,000,000      1,016,250

 Consumer, Cyclical  (4.1%)
  Auto Manufacturers  (1.9%)
   Chrysler Financial Corp.  6.950%  3-25-2002         500,000        513,750

  Lodging  (2.2%)
   Hilton Hotels Corp.  7.000%  7-15-2004              600,000        605,250

 Financial  (7.4%)
  Banks  (3.7%)
   Countrywide Funding Corp.  6.280%  1-15-2003      1,000,000        996,250

  Diversified  (3.7%)
   Ford Motor Credit Company  5.810%  11-9-1998      1,000,000        998,495

 Utilities  (1.9%)
  Electric
   Potomac Capital Investment Corp.  6.800%  9-12-2001 500,000        502,500

 Total Non-Convertible Corporate Bonds
   (cost $ 4,585,255)                                               4,632,495

LONG-TERM GOVERNMENT BONDS  (16.8%)
 United States Government Agencies  (7.6%)
   Federal Home Loan Bank
           8.600%  8-25-1999                          $100,000       $104,733
           7.880%  2-9-2000                            100,000        104,366
           6.200%  7-7-2000                            500,000        499,955
           0.000%  1-21-2003                           500,000        350,930
   Federal Home Loan Mortgage Corp.
           5.990%  1-27-2003                           500,000        492,490
   Federal National Mortgage Association
           5.950%  4-14-2000                           500,000        499,595
                                                                    2,052,069
 United States Government Securities  (9.2%)
   Treasury Notes
            5.875%  3-31-1999                          500,000        501,600
            6.000%  10-15-1999                         500,000        503,715
            5.500%  4-15-2000                          500,000        497,835
            5.875%  2-15-2004                        1,000,000      1,002,110
                                                                    2,505,260

 Total Long-Term Government Bonds (cost $ 4,554,639)                4,557,329

SHORT-TERM SECURITIES  (9.6%)
 Commercial Paper  (9.4%)
  Electric  (2.1%)
   GTE Corp. 5.600% 11-4-1997                         $100,000        $99,953
   Greentree Financial 5.680% 11-3-1997                150,000        149,952
   KZH Crescent
                5.600% 11-7-1997                     1,000,000        999,068
                5.600% 11-14-1997                    1,000,000        997,978
   Reliastar Mortgage Corp. 5.570% 11-4-1997           300,000        299,861
                                                                    2,546,812

 Repurchase Agreement (0.2%)
   State Street Bank & Trust ***
               4.250% Repurchase Agreement
               dated 10-31-1997 to be repurchased
               at $56,258 on 11-3-1997                  56,238         56,238

Total Short-Term Securities (cost $ 2,603,050)                      2,603,050

Total Investments (99.5%) (cost $ 24,398,845)                      26,995,529
Other Assests in Excess of Liabilities (0.5%)                         130,702
Net Assets (100.0%)                                               $27,126,231



October 31, 1997
SCHEDULE OF INVESTMENTS
BALANCED PORTFOLIO
   Description                                           Shares          Value
COMMON STOCK  (54.3%)
 Basic Materials  (1.6%)
  Chemicals
   Imperial Chemical Industries PLC +                    4,927        $73,386
   Solutia, Inc.                                         9,200        203,550
                                                                      276,936
 Consumer, Cyclical  (8.8%)
  Airlines  (0.1%)
   Ryanair Holdings PLC ADR *                              400         10,000

  Auto Parts and Equipment  (0.7%)
   Federal-Mogul Corp.                                   3,000        126,938

  Consumer Electronics  (0.5%)
   Electrolux AB +                                       1,143         94,412

  Entertainment  (4.1%)
   Bally Total Fitness Holding Corp. *                   4,750         84,313
   Carnival Corp.                                        3,300        160,050
   Royal Caribbean Cruises, Ltd.                         7,825        363,373
   Steinway Musical Instruments, Inc. *                  4,475        106,281
                                                                      714,017
  Household Products  (0.2%)
   Asko OY Class A +                                     1,391         26,279

  Publishing  (0.3%)
   Meredith Corp.                                        1,700         57,906

  Retailers - Apparel  (0.2%)
   TJX Companies, Inc.                                     950         28,144

  Retailers - Broadline  (2.7%)
   Dayton Hudson Corp.                                   3,650        229,266
   Family Dollar Stores, Inc.                            3,025         71,088
   Fred Meyer, Inc. *                                    1,650         47,128
   Price / Costco, Inc. *                                3,475        133,787
                                                                      481,269
 Consumer, Non-Cyclical  (3.5%)
  Food - Other  (0.6%)
   Unilever NV ADR                                       2,000        106,750

  Pharmaceuticals  (2.9%)
   Pfizer, Inc.                                          2,925        206,944
   SmithKline Beecham PLC ADR                            1,050         50,006
   Warner-Lambert Company, Inc.                          1,700        243,419
                                                                      500,369
 Energy  (8.8%)
  Oil Companies - Major  (0.7%)
   Burlington Resources, Inc.                            1,075         52,608
   Royal Dutch Petroleum Company                         1,300         68,412
                                                                      121,020
  Oil Drilling  (2.6%)
   Pioneer Natural Resources Company                     3,125        125,195
   Santa Fe International Corp.                          4,850        238,560
   Transocean Offshore, Inc.                             1,800         97,200
                                                                      460,955
  Oilfield Equipment and Services  (5.5%)
   Camco International, Inc.                             3,425        247,456
   Halliburton Company                                   5,375        320,484
   Schlumberger, Ltd.                                    2,075        181,563
   Smith International, Inc. *                           2,750        209,688
                                                                      959,191
 Financial  (11.5%)
  Banks  (5.4%)
   Bank of New York Company, Inc.                        1,350         63,534
   Barclays PLC +                                        9,166        231,279
   Chester Bancorp, Inc.                                 1,625         30,469
   Community Financial Corp.                             4,000         68,000
   FSF Financial Corp.                                   1,100         21,037
   First Defiance Financial Corp.                        1,825         28,972
   First Savings Bancorp, Inc.                           1,175         27,319
   Home Bancorp Elgin, Inc.                              3,400         59,712
   Lloyds TSB Group PLC +                               17,351        211,780
   Northern Trust Corp.                                    775         45,338
   Star Banc Corp                                        3,200        157,000
   TCF Financial Corp.                                       1             33
                                                                      944,473
  Diversified  (1.3%)
   FirstSpartan Financial Corp.                          4,100        149,650
   HealthCare Financial Partners, Inc. *                 2,300         79,350
   Tele-Communications TCI Ventures Group *                  0              2
                                                                      229,002
  Insurance  (1.5%)
   Berkley Corp.                                         1,312         53,956
   Liberty Corp.                                           700         29,969
   Sumitomo Marine & Fire Insurance Company +            9,000         60,015
   Tokio Marine & Fire Insurance Company +               2,000         19,955
   UNUM Corp.                                            1,975         96,281
                                                                      260,176
  Savings & Loans  (2.2%)
   Calumet Bancorp, Inc. *                                 850         42,925
   Citizens First Financial Corp. *                      4,000         73,500
   Empire Federal Bancorp, Inc.                          4,000         66,000
   Flushing Financial Corp.                              1,525         33,169
   Little Falls Bancorp, Inc.                            3,000         54,750
   Park Bancorp, Inc. *                                  3,000         51,750
   River Valley Bancorp                                  4,000         65,000
                                                                      387,094
  Securities Brokers  (1.1%)
   Charles Schwab Corp.                                  5,587        190,656

 Industrial  (8.8%)
  Containers and Packaging  (0.3%)
   Sealed Air Corp. *                                    1,025         52,852

  Diversified  (3.8%)
   Minnesota Mining & Manufacturing Company              3,025        276,788
   Monsanto Company                                      2,750        117,562
   Parker Hannifin Corp.                                 1,537         64,266
   Westinghouse Electric Corp.                           2,950         77,991
   Zellweger Luwa AG + *                                   198        136,663
                                                                      673,270
  Electronic Components and Equipment  (3.6%)
   American Power Conversion Corp. *                     2,800         76,300
   Dionex Corp. *                                        8,000        399,000
   Pittway Corp. Class A                                   512         31,904
   Siebe PLC +                                           6,650        127,127
                                                                      634,331
  Other Industrial Services  (1.1%)
   Robert Half International, Inc. *                     2,700        110,531
   Roper Industries, Inc.                                3,050         81,397
                                                                      191,928
 Technology  (7.8%)
  Aerospace/Defense  (0.4%)
   Doncasters PLC ADR *                                  2,600         70,038

  Communications  (0.9%)
   Cisco Systems, Inc. *                                 2,000        164,062

  Computers  (1.5%)
   Compaq Computer Corp.                                 1,775        113,156
   Dell Computer Corp. *                                 1,775        142,222
                                                                      255,378
  Diversified  (1.5%)
   Philips Electronics NV +                              1,450       $113,112
   Philips Electronics NV ADR                              200         15,675
   Tele Communications, Inc. Class A *                   5,802        133,082
                                                                      261,869
  Industrial Technology  (0.5%)
   Pfeiffer Vacuum Technology SpA ADR *                  2,825         91,813

  Semiconductors  (0.5%)
   Intel Corp.                                           1,200         92,400

  Software  (2.5%)
   Cadence Design Systems, Inc.                          1,925        102,506
   Microsoft Corp. *                                     1,350        175,500
   Parametric Technology Corp. *                         3,750        165,468
                                                                      443,474
 Utilities  (3.5%)
  Insurance  (2.8%)
   Schweizerische Lebensversicherungs und Rentenanstalt +  740        499,178

  Telephone  (0.7%)
   Cincinnati Bell, Inc.                                 4,600        124,200

 Total Common Stock (cost $ 8,176,395)                              9,530,380

CONVERTIBLE PREFERRED STOCK  (3.9%)
 Financial  (1.2%)
  Securities Brokers
   Salomon, Inc.                                         4,020        217,080

 Industrial  (0.7%)
  Transportation Equipment
   CNF Transportation, Inc. Series A                     2,025        128,588

 Utilities  (2.0%)
  Electric
   Houston Industries, Inc.                              6,275        343,556

 Total Convertible Preferred Stock (cost $ 635,515)                   689,224

   Description                                       Principal          Value
CONVERTIBLE CORPORATE BONDS  (1.0%)
 Energy  (1.0%)
  Oil Drilling
   Diamond Offshore Drilling, Inc.
                 3.750%  2-15-2007 (cost $ 148,535)   $114,000        184,822

NON-CONVERTIBLE CORPORATE BONDS  (13.4%)
 Consumer, Cyclical  (4.0%)
  Entertainment  (2.4%)
   Royal Caribbean Cruises, Ltd.  7.000%  10-15-2007   300,000        301,047
   Walt Disney Company  6.375%  3-30-2001              120,000        121,350
                                                                      422,397
  Retailers - Broadline  (1.6%)
   Sears Roebuck Acceptance Corp.  6.500%  6-15-2000   275,000        277,406

 Financial  (7.9%)
  Banks  (3.4%)
   Bank of Boston Corp.  6.625%  12-1-2005             200,000        200,000
   First Nationwide Holdings, Inc.  9.125%  1-15-2003  150,000        155,625
   ITT Promedia, Inc.  144A 9.125%  9-15-2007 @      D 410,000        239,648
                                                                      595,273
  Diversified  (4.5%)
   Associates Corp. of North America 5.600% 1-15-2001  400,000        395,000
   International Lease Finance Corp. 5.750% 12-15-1999 400,000        398,000
                                                                      793,000
 Industrial  (0.9%)
  Diversified
   Dade International, Inc.  11.125%  5-1-2006        $145,000       $161,313

 Technology  (0.6%)
  Aerospace-Defense
   Lockheed Martin Corp.  6.550%  5-15-1999            100,000        101,000

 Total Non-Convertible Corporate Bonds  (cost $ 2,311,837)          2,350,389

LONG-TERM GOVERNMENT BONDS  (23.6%)
 United States Government Securities
   Treasury Notes
         6.125%  5-15-1998                             100,000        100,341
         6.375%  5-15-1999                             900,000        909,297
         6.250%  5-31-1999                             400,000        403,544
         6.000%  6-30-1999                             150,000        150,852
         5.875%  11-15-1999                            200,000        200,730
         6.000%  8-15-2000                             575,000        579,606
         5.625%  2-28-2001                             200,000        199,232
         6.625%  4-30-2002                             500,000        515,980
         5.750%  10-31-2002                            350,000        352,450
         6.625%  5-15-2007                             300,000        315,261
         6.125%  8-15-2007                             400,000        408,704
 Total Long-Term Government Bonds  (cost $ 4,090,154)               4,135,997

 SHORT-TERM SECURITIES (2.3%)
  Commercial Paper
   Household Finance Company
              5.680% 11-3-1997 (cost $ 399,874)        400,000        399,874

 Total Investments (98.5%) (cost $ 15,762,310)                     17,290,686

   Notional
   Amount                                          Description          Value
 UNREALZED GAIN(LOSS) ON FORWARD FOREIGN
    CURRENCY CONTRACTS (-0.2%) @
 B  British Pound 11-5-1997        Sell                33,648     $      (127)
 B  British Pound  11-6-1997       Sell                16,191            (135)
 B  British Pound  2-11-1998       Sell               135,000          (4,497)
 B  British Pound   2-18-1998      Sell               110,000          (4,720)
 B  British Pound   2-18-1998      Buy                110,000            2,290
 B  British Pound   2-25-1998      Sell               125,000         (11,005)
 B  British Pound   2-25-1998      Buy                 40,000            2,801
 B  British Pound   3-4-1998       Sell                35,000          (2,350)
 B  British Pound   3-4-1998       Buy                 15,000            1,340
 B  British Pound   5-6-1998       Sell               100,000          (5,464)
 D  German Deutschemark  3-4-1998  Sell               230,000          (6,536)
 D  German Deutschemark  3-4-1998  Buy                230,000            7,040
 G  Dutch Guilder 11-4-1997        Sell               188,577              435
 G  Dutch Guilder  3-5-1998        Sell               700,000         (20,287)
 G  Dutch Guilder   3-5-1998       Buy                700,000           15,717
 J  Japanese Yen   11-4-1997       Sell             1,250,810             (28)
 J  Japanese Yen   11-5-1997       Sell             1,228,235             (20)
 L  Italian Lira  11-4-1997        Sell            54,108,483             (27)
 L  Italian Lira   11-5-1997       Sell            66,529,716            (121)
 M  Finnish Markka  11-3-1997      Sell                25,349             (14)
 M  Finnish Markka   11-4-1997     Sell                64,908               43
 Total Unrealized Net Loss on Forward Foreign
    Currency Contracts                                                (25,664)

 Other Assets in Excess of Liabilities (1.7%)                          292,526
 Net Assets (100.0%)                                              $ 17,557,548



October 31, 1997
SCHEDULE OF INVESTMENTS
FLEXIBLE INCOME PORTFOLIO
   Description                                        Principal          Value
NON-CONVERTIBLE CORPORATE BONDS  (86.0%)
 Basic Materials  (3.1%)
  Steel
   Weirton Steel Corp.  11.375%  7-1-2004             $490,000       $529,200

 Consumer, Cyclical  (11.0%)
  Broadcasting  (4.8%)
   Time Warner, Inc.  8.180%  8-15-2007                750,000        817,500

  Entertainment  (0.0%)
   United Artists Theatres  9.300%  7-1-2015                 1              1

  Home Furnishings  (3.9%)
   Selmer Company, Inc.  11.000%  5-15-2005            600,000        661,500

  Publishing  (0.9%)
   Digital Television Services, LLC  12.500%  8-1-2007 150,000        161,250

  Retailers - Specialty  (1.4%)
   Zale Corp. 144A  8.500%  10-1-2007                  250,000        246,875

 Consumer, Non-Cyclical  (12.5%)
  Beverages  (2.3%)
   Dr. Pepper Bottling Company of Texas, Inc.
        0.000%  2-15-2003                              400,000        399,000

  Consumer Services  (1.6%)
   Service Corp. International  7.700%  4-15-2009      250,000        271,250

  Food - Other  (3.0%)
   Ralston Purina Company  7.875%  6-15-2025           475,000        520,719

  Food Retailers  (0.7%)
   Star Markets Company, Inc.  13.000%  11-1-2004      100,000        113,750

  Healthcare  (3.2%)
   Tenet Healthcare Corp.  10.125%  3-1-2005           500,000        548,750

  Household Products  (1.7%)
   Sherwin-Williams Company  6.850%  2-1-2007          290,000        300,512

 Financial  (30.6%)
  Banks  (14.4%)
   Anchor Bancorp, Inc.  8.938%  7-9-2003              600,000        624,750
   First National Bank of Boston, Inc.
        7.375%  9-15-2006                              300,000        316,500
   First Nationwide Holding Corp.  10.625%  10-1-2003  250,000        273,750
   HUBCO, Inc.  8.200%  9-15-2006                      300,000        322,500
   ITT Promedia, Inc. 144A  9.125%  9-15-2007          300,000        175,352
   Standard Federal Bancorp, Inc.  7.750%  7-17-2006   250,000        267,813
   Swiss Bank Corp.  7.000%  10-15-2015                500,000        506,875
                                                                    2,487,540
  Diversified  (10.8%)
   Ford Motor Credit Company  6.750%  8-15-2008        750,000        762,188
   Intertek Finance PLC ADR  10.250%  11-1-2006        500,000        525,000
   Lifestyle Furnishings, Inc.  10.875%  8-1-2006      400,000        446,000
   MESA, Inc. 0.000%  7-1-2006                         150,000        120,375
                                                                    1,853,563
  Insurance  (5.4%)
   Delphi Financial Group, Inc.  8.000%  10-1-2003     500,000        515,625
   Orion Capital Corp.  7.250%  7-15-2005              400,000        413,500
                                                                      929,125
 Industrial  (17.2%)
  Containers and Packaging  (1.5%)
   Pathmark Stores, Inc.  7.850%  5-15-2004            250,000        260,000

  Diversified  (12.9%)
   Consolidated Cigar Acquisition Corp.
        10.500%  3-1-2003                             $390,000       $405,600
   Isle of Capri Black Hawk, LLC  13.000%  8-31-2004   525,000        531,562
   The Pantry, Inc.  10.250%  10-15-2007               350,000        349,125
   USG Corp.  8.500%  8-1-2005                         225,000        241,312
   USG Corp. Series B  9.250%  9-15-2001               400,000        429,500
   Unifrax Investment Corp.  10.500%  11-1-2003        250,000        258,750
                                                                    2,215,849
  Railroads  (1.5%)
   CSX Corp.  7.250%  5-1-2004                         250,000        260,625

  Transportation Equipment  (1.3%)
   Ryder Trucks, Inc.  10.000%  12-1-2006              225,000        224,437

 Technology  (9.0%)
  Advanced Medical Devices  (1.5%)
   Alaris Medical Systems, Inc.  9.750%  12-1-2006     250,000        261,250

  Communications  (2.4%)
   Talton Holdings, Inc. 144A  11.000%  6-30-2007      400,000        424,000

  Computers  (1.9%)
   International Business Machines Corp.
        7.500%  6-15-2013                              300,000        323,625

  Diversified  (3.2%)
   Neodata Services, Inc.  12.000%  5-1-2003           500,000        545,625

 Utilities  (2.6%)
  Electric
   El Paso Electric Company  9.400%  5-1-2011          400,000        444,500

Total Non-Convertible Corporate Bonds (cost $ 14,055,544)          14,800,447

CONVERTIBLE CORPORATE BONDS  (2.3%)
 Consumer, Cyclical
  Broadcasting
   Pegasus Media & Communications, Inc.
        12.500%  7-1-2005  (cost $ 350,000)            350,000        396,375

LONG-TERM GOVERNMENT BONDS  (5.8%)
 United States Government Securities
   Treasury Notes
        6.625%  5-15-2007 (cost $ 974,744)             950,000        998,326

   Description                                           Shares          Value
NON-CONVERTIBLE PREFERRED STOCK  (0.6%)
 Financial
  Banks
   Chevy Chase Bank  (cost $ 116,375)                    3,500       $106,750

   Description                                        Principal          Value
SHORT-TERM SECURITIES  (2.8%)
 Commercial Paper
   Household Finance Company
        5.680%  11-3-1997  (cost $ 479,849)           $480,000        479,849


Total Investments (97.5%) (cost $ 15,976,512)                      16,781,747
Other Assets in Excess of Liabilities  (2.5%)                         424,226
Net Assets (100.0%)                                               $17,205,973



October 31, 1997
SCHEDULE OF INVESTMENTS
INCOME PLUS PORTFOLIO
   Description                                        Principal          Value
NON-CONVERTIBLE CORPORATE BONDS  (86.8%)
 Basic Materials  (4.0%)
  Precious Metals
   Inco, Ltd.  9.600%  6-15-2022                    $2,500,000     $2,851,950

 Consumer, Cyclical  (26.5%)
  Airlines  (2.1%)
   Piedmont Aviation, Inc.  10.100%  5-13-2007       1,048,000      1,085,990
   USAir, Inc.  10.800%  1-1-2005                      400,000        426,500
                                                                    1,512,490
  Auto Parts and Equipment  (3.6%)
   Mark IV Industries, Inc.  8.750%  4-1-2003        2,430,000      2,551,500

  Broadcasting  (1.5%)
   Walt Disney Company 144A  2.000%  3-1-2000        1,000,000      1,080,000

  Casinos  (4.3%)
   Circus Circus Enterprises, Inc.  6.450%  2-1-2006 2,000,000      1,930,220
   Majestic Star LLC  12.750%  5-15-2003             1,000,000      1,085,000
                                                                    3,015,220
  Clothing/Fabric  (2.2%)
   Dyersburg Corp.  9.750%  9-1-2007                 1,500,000      1,545,000

  Home Construction  (1.6%)
   M.D.C. Holdings, Inc.  11.125%  12-15-2003        1,000,000      1,102,500

  Publishing  (5.3%)
   Golden Books Publishing, Inc.  7.650%  9-15-2002  2,250,000      2,160,000
   News America Holdings, Inc.  8.625%  2-1-2003     1,500,000      1,623,660
                                                                    3,783,660
  Retailers - Broadline  (4.5%)
   Dayton Hudson Corp.  8.500%  12-1-2022            2,000,000      2,151,260
   Kmart Corp.  8.125%  12-1-2006                    1,000,000        995,000
                                                                    3,146,260
  Retailers - Specialty  (1.4%)
   Specialty Retailers, Inc. 144A  9.000%  7-15-2007 1,000,000      1,022,500

 Consumer, Non-Cyclical  (9.5%)
  Consumer Services  (2.8%)
   Hertz Corp.  6.000%  1-15-2003                    2,000,000      1,967,960

  Food Retailers  (4.6%)
   American Stores Company  9.125%  4-1-2002         1,000,000      1,108,970
   Gt Atlantic & Pacific Tea, Inc. 7.700% 1-15-2004  2,000,000      2,115,700
                                                                    3,224,670
  Medical Supplies  (2.1%)
   C. R. Bard, Inc.  6.700%  12-1-2026               1,500,000      1,520,625

 Energy  (4.5%)
  Oil Drilling  (3.0%)
   Louisiana Land Exploration Company
        7.625%  4-15-2013                            2,000,000      2,152,700

  Oilfield Equipment and Services  (1.5%)
   McDermott, Inc.  9.375%  3-15-2002                1,000,000      1,060,000

 Financial  (23.3%)
  Banks  (7.4%)
   Bank of Boston Corp.  8.250%  12-15-2026          3,000,000      3,178,410
   Peoples Bank - Bridgeport CT  7.200%  12-1-2006   2,000,000      2,043,200
                                                                    5,221,610
  Diversified  (11.4%)
   BAT Capital Corp.  6.500%  11-24-2003             2,000,000      2,001,340
   Chase Capital Corp.  6.269%  3-1-2027             3,000,000      2,883,240
   First Security Cptl Trust Corp. 8.410% 12-15-2026 2,000,000      2,144,800
   GNS Financial Corp.  9.250%  3-15-2003            1,000,000      1,051,070
                                                                    8,080,450
  Insurance  (1.5%)
   American Financial Group, Inc. 10.625% 4-15-2000 $1,000,000     $1,093,030

  Securities Brokers  (3.0%)
   Lehman Brothers, Inc.  7.625%  6-1-2006           2,000,000      2,115,700

 Industrial  (10.3%)
  Air Freight  (1.5%)
   Federal Express Corp.  9.625%  10-15-2019         1,000,000      1,076,760

  Containers and Packaging  (1.6%)
   Stone Container Corp.  12.580%  8-1-2016          1,000,000      1,090,000

  Diversified  (1.4%)
   Bucyrus International, Inc.  9.750%  9-15-2007    1,000,000      1,005,000

  Other Industrial Services  (1.5%)
   Figgie International, Inc.  9.875%  10-1-1999     1,000,000      1,047,500

  Railroads  (1.5%)
   CSX Corp. 144A  7.250%  5-1-2027                  1,000,000      1,061,250

  Transportation Equipment  (2.8%)
   AAR Corp.  7.250%  10-15-2003                     2,000,000      2,011,520

 Technology  (1.5%)
  Semiconductors
   Fairchild Semiconductor Corp. 144A
        10.125%  3-15-2007                           1,000,000      1,055,000

 Utilities  (7.2%)
  Electric  (5.7%)
   El Paso Electric Company
             8.250%  2-1-2003                        1,000,000      1,050,400
             8.900%  2-1-2006                          500,000        542,590
   First PV Funding Corp.  10.300%  1-15-2014          868,000        920,080
   Texas Utilities Electric Company  6.750%  4-1-20031,500,000      1,523,580
                                                                    4,036,650
  Telephone  (1.5%)
   McLeodUSA, Inc.  9.250%  7-15-2007                1,000,000      1,022,500

 Total Non-Convertible Corporate Bonds
   (cost $ 58,472,338)                                             61,454,005

   Description                                           Shares          Value
CONVERTIBLE PREFERRED STOCK  (6.6%)
 Financial  (2.9%)
  Real Estate
   Duke Realty Investment, Inc.                         40,000     $2,087,600

 Technology  (3.7%)
  Communications
   Time Warner, Inc. 144A                                2,319      2,646,559

 Total Convertible Preferred Stock
   (cost $ 4,324,870)                                               4,734,159

   Description                                        Principal          Value
SHORT-TERM SECURITIES  (4.7%)
 Commercial Paper
  Real Estate  (3.2%)
   Banc One Funding5.650%  11-5-1997
    (cost $ 3,297,928)                              $3,300,000      3,297,928

 Total Investments (98.1%) (cost $ 66,095,136)                     69,486,092
 Other Assests in Excess of Liabilities (1.9%)                      1,367,197
 Net Assets (100.0%)                                              $70,853,289



October 31, 1997
SCHEDULE OF INVESTMENTS
TAX-EXEMPT PORTFOLIO **
   Description                                        Principal          Value
MUNICIPAL BONDS (95.9%)
  Alabama (4.3%)
   City of Huntsville, Public Building Authority,
        Revenue Bonds, Series 1996A,
        6.000%, 10-1-2025, AAA/Aaa                  $1,000,000     $1,063,710

  Alaska (4.1%)
   Valdez Alaska Marine Project, Revenue Bonds,
        Series A,  5.850%,  8-1-2025, AA/Aa2         1,000,000      1,013,560

  California (0.3%)
   Los Angeles, Convention and Exhibition
        Center, Certificates of Participation,
        9.000%, 12-1-2020, AAA/Aaa                      50,000         65,580

  Florida (4.1%)
   City of Lakeland Electric and Water Agency,
        Revenue Bonds, 5.625%, 10-1-2036, AA-/Aa2    1,000,000      1,018,320

  Illinois (12.7%)
   Calumet City, General Obligation Bonds,
        Series B, 5.350%, 1-1-2017, NR/Aaa           1,000,000      1,002,020
   McHenry County Community School District,
        General Obligation Bonds, Series 1996
        5.850%, 1-1-2016, AAA/Aaa                    1,000,000      1,045,600
   West Chicago, IDR-Leggett and Platt, Inc.
        Project, Revenue Bonds, Series 1994,
        6.900%, 9-1-2024, A/NR                       1,000,000      1,079,530
                                                                    3,127,150

  Indiana (12.5%)
   City of Petersburg, Pollution Control,
        Revenue Bonds, Series 1977,
        5.500%, 10-1-2023, AA-/Aa2                   1,000,000        990,410
   Indiana Transportation Financing Authority
        Revenue Bonds, Series A,
        6.250%, 11-1-2016, A/A2                      1,000,000      1,064,370
   Vigo County Middle School Building Corp.
        Revenue Bonds, 5.800%, 7-1-2013, NR/A3       1,000,000      1,028,930
                                                                    3,083,710


  Iowa (8.6%)
   Iowa Finance Authority, Drake University
        Project, Revenue Bonds,
        5.400%, 12-1-2016, AAA/Aaa                   1,000,000      1,007,680
   Iowa State Certificate of Participation,
        Revenue Bonds, Series 1992A,
        6.500%, 7-1-2006, AAA/Aaa                    1,000,000      1,101,290
                                                                    2,108,970

  Kentucky (4.2%)
   Jefferson County, Pollution Control,
        Revenue Bonds, Series A,
        5.900%, 4-15-2023, AA/Aa2                    1,000,000      1,041,800

  Massachusetts (4.0%)
   Massachusetts State Turnpike Authority,
        Revenue Bonds, Series A,
        5.125%, 1-1-2023, AAA/Aaa                    1,000,000        971,700

  Michigan (3.2%)
   Michigan State Building Authority, Revenue
        Refunding Special Sinking Fund, Series
        1992A, 6.800%, 10-1-2021, AA-/A1               730,000        792,291

  Nebraska (4.5%)
   Nebraska Higher Education Loan Program,
        Revenue AMT Bonds, Series 1992A-6,
        6.950%, 6-1-2008, NR/A2                     $1,000,000     $1,110,860

  Nevada (4.3%)
   Municipal Bond Authority, Project No. 52,
        Series A, 6.000%, 5-15-2024, AA/Aa2          1,000,000      1,045,760

  Ohio (4.2%)
   Franklin County Hospital, Holy Cross Health
        Systems Corp., Revenue Bonds,
        5.800%, 6-1-2016, AA/Aa3                     1,000,000      1,034,650

  Pennsylvania (0.0%)
   Pennsylvania Housing Finance Agency,
        Multi-Family Mortgage Revenue
        Bonds, Series 1985A,
        9.375%, 8-1-2028, AAA/Aa2                        5,000          5,093

  Rhode Island (4.2%)
   Rhode Island Clean Water Financing Agency
        Revenue Bonds, 5.800%, 9-1-2022, AAA/Aaa     1,000,000      1,024,010

  Texas (4.1%)
   Carroll Independent School District,
        General Obligation Bonds,
        5.625%, 2-15-2019, AAA/Aaa                   1,000,000      1,012,120

  Utah (4.2%)
   Salt Lake County, Municipal Building
        Authority, Revenue Bonds,
        5.850%, 10-1-2017, A/A1                      1,000,000      1,024,660

  Virginia (4.0%)
   City of Norfolk Water Systems, Revenue Bonds,
        Series 1995,  5.375%,  11-1-2023,  AAA/Aaa   1,000,000        992,390

  Washington (4.1%)
   City of Seattle Water Systems, Revenue Bonds,
        5.625%, 8-1-2026 AAA/Aaa                     1,000,000      1,016,680

  Wyoming (4.3%)
   Wyoming State Farm Loan Board, Capital
        Facilities Revenue Bonds,
        5.750%, 10-1-2020, AA-/NR                    1,000,000      1,055,140

Total Municipal Bonds (cost $ 22,672,158)                          23,608,154

SHORT-TERM SECURITIES (2.8%)
  Georgia (1.2%)
   Municipal Electric Authority of Georgia,
        Revenue Bonds, Put Bonds - Weekly, Series B
        3.600%,  6-1-2020,  AA/Aa3                     300,000        300,000

  Illinois (1.6%)
   City of Chicago, General Obligation Bonds
        Put Bonds - Weekly, Series B
        3.800%,  1-1-2012,  AA-/Aa3                    400,000        400,000

Total Short-Term Securities (cost $ 700,000)                          700,000

Total Investments (98.7%) (cost $ 23,372,158)                      24,308,154
Other Assets in Excess of Liabilities (1.3%)                          309,858
Net Assets (100.0%)                                               $24,618,012



October 31, 1997
SCHEDULE OF INVESTMENTS
NOTES TO SCHEDULE OF INVESTMENTS

   ADR or GDR after the name of a security represents American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian.

   144A after the name of a security represents a security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

* Presently non-income producing.

+ Foreign securities.

@ Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency:
 A-Austrian Schilling; B-British Pound; D-German Deutschemark; F-French Franc; G-Dutch Guilder; H-Hong Kong Dollar; J-Japanese
 Yen; K-Swedish Krona; L-Italian Lira; M-Finnish Markka;
 N-Norwegian Krone; R-South African Rand; S-Swiss Franc.

** Ratings indicated are by Standard and Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.

# Affiliated company.

   See Note 1 in the Notes to Financial Statements for security valuation, futures, forward foreign currency contracts and other derivative transactions as well as other significant accounting policies.

   See Note 5 in the Notes to Financial Statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

*** Aggressive Growth Portfolio
Collateralized by $2,720,000 principal of U.S. Treasury Notes 6.125%, due 5-15-1998; market value and accrued interest aggregated $2,805,000 for this collateral at October 31, 1997.

*** Growth Portfolio
Collateralized by $25,000 principal of U.S. Treasury Notes 6.250%, due 6-30-1998; market value and accrued interest aggregated $25,639 for this collateral at October 31, 1997.

*** C.A.S.E. Portfolio
Collateralized by $1,280,000 principal of U.S. Treasury Notes 6.125%, due 3-31-1998; market value and accrued interest aggregated $1,320,000 for this collateral at October 31, 1997.

*** Strategic Total Return Portfolio
Collateralized by $70,000 principal of U.S. Treasury Notes 5.125%, due 11-30-1998; market value and accrued interest aggregated $71,150 for this collateral at October 31, 1997.

*** Tactical Asset Allocation Portfolio
Collateralized by $50,000 principal of U.S. Treasury Bonds 7.500%, due 11-15-2016; market value and accrued interest aggregated $58,519 for this collateral at October 31, 1997.







October 31, 1997
STATEMENTS OF ASSETS AND LIABILITIES

All numbers (except per share amounts) in thousands
                                                     Aggressive   International
                                                         Growth          Equity

Assets:
   Investment securities, at market value              $41,235          $4,014
   Cash (1)                                                  1              26
   Receivables:
      Investment securities sold                           952              19
      Shares of beneficial interest sold                   241              14
      Interest                                             -                -
      Dividends                                              7               6
      Due from investment adviser                          -                31
   Forward foreign currency contracts                      -                 2
   Other                                                     4               2
                                                        42,440           4,114
Liabilities:
   Accounts payable:
      Investment securities purchased                    2,679              18
      Shares of beneficial interest redeemed                33               3
   Accrued liabilities:
      Management and advisory fees                          46             -
      Distribution fees                                     17               2
      Transfer agent fees and expenses                      21               2
   Forward foreign currency contracts                       -                3
   Due to Custodian                                         -              -
   Other                                                    36              22
                                                         2,832              50
Net Assets                                             $39,608          $4,064

Net Assets Consist Of:
    Shares of beneficial interest, unlimited
       shares authorized                               $31,634          $4,144
    Undistributed net investment income (loss)
       or (distribution in excess of net
       investment income)                                   (4)             21
    Undistributed net realized gain (loss) from
       investments, futures contracts and foreign
       currency transactions                             1,259             (31)
    Net unrealized appreciation (depreciation) of
       investments, futures contracts and on
       translation of assets and liabilities in
       foreign currencies                                6,719             (70)
       Total net assets                                $39,608          $4,064
       Investment securities, at cost                  $34,516          $4,083

Shares Of Beneficial Interest Outstanding:
          Class A shares                                 1,666             291
          Class B shares                                   263              56
          Class C shares                                   186              38
          Class T shares (2)

Net Asset Value Per Share:
          Class A shares                                $18.77          $10.57
          Class B shares                                $18.58          $10.52
          Class C shares                                $18.61          $10.53
          Class T shares (2)

Maximum Offering Price Per Share (3):
          Class A shares                                $19.86          $11.19
          Class T shares (2)


All numbers (except per share amounts) in thousands
                                                        Capital
                                                   Appreciation          Global

Assets:
   Investment securities, at market value              $24,812        $287,285
   Cash (1)                                                 68             161
   Receivables:
      Investment securities sold                           182           6,602
      Shares of beneficial interest sold                   720           3,487
      Interest                                              -              -
      Dividends                                             16             239
      Due from investment adviser                          -               -
   Forward foreign currency contracts                        3           1,297
   Other                                                     5             390
                                                        25,806         299,461
Liabilities:
   Accounts payable:
      Investment securities purchased                      438           5,789
      Shares of beneficial interest redeemed                 8              94
   Accrued liabilities:
      Management and advisory fees                           4              81
      Distribution fees                                     10             127
      Transfer agent fees and expenses                      15              91
   Forward foreign currency contracts                       66           2,667
   Due to Custodian                                          -             -
   Other                                                    43             770
                                                           584           9,619
Net Assets                                             $25,222        $289,842

Net Assets Consist Of:
    Shares of beneficial interest, unlimited
      shares authorized                                $20,985        $227,520
    Undistributed net investment income (loss) or
      (distribution in excess of net investment income)     (2)            (16)
    Undistributed net realized gain (loss) from
      investments, futures contracts and foreign
      currency transactions                                725          26,581
    Net unrealized appreciation (depreciation) of
      investments, futures contracts and on translation
      of assets and liabilities in foreign currencies    3,514          35,757
       Total net assets                                $25,222        $289,842
       Investment securities, at cost                  $21,235        $250,215

Shares Of Beneficial Interest Outstanding:
          Class A shares                                 1,296           9,212
          Class B shares                                   182           1,880
          Class C shares                                   111           1,168
          Class T shares (2)

Net Asset Value Per Share:
          Class A shares                                $15.90          $23.74
          Class B shares                                $15.74          $23.38
          Class C shares                                $15.77          $23.30
          Class T shares (2)

Maximum Offering Price Per Share (3):
          Class A shares                                $16.83          $25.12
          Class T shares (2)

All numbers (except per share amounts) in thousands
                                                         Growth        C.A.S.E.

Assets:
   Investment securities, at market value           $1,243,705          $8,796
   Cash (1)                                                 -              161
   Receivables:
      Investment securities sold                         3,334             -
      Shares of beneficial interest sold                 2,477             123
      Interest                                               4             -
      Dividends                                            734               4
      Due from investment adviser                          -                38
   Forward foreign currency contracts                      347             -
   Other                                                   106               2
                                                     1,250,707           9,124
Liabilities:
   Accounts payable:
      Investment securities purchased                      281             691
      Shares of beneficial interest redeemed               950               3
   Accrued liabilities:
      Management and advisory fees                         148             -
      Distribution fees                                    220               5
      Transfer agent fees and expenses                     181               9
   Forward foreign currency contracts                    2,260             -
   Due to Custodian                                      1,390             -
   Other                                                   263               2
                                                         5,693             739
Net Assets                                          $1,245,014          $8,384

Net Assets Consist Of:
    Shares of beneficial interest, unlimited shares
      authorized                                      $734,950          $7,258
    Undistributed net investment income (loss) or
      (distributions in excess of net investment income)   713              (1)
    Undistributed net realized gain (loss) from
      investments, futures contracts and foreign
      currency transactions                            163,620             559
    Net unrealized appreciation (depreciation) of
      investments, futures contracts and on translation
      of assets and liabilities in foreign currencies   345,731            568
       Total net assets                             $1,245,014          $8,384
       Investment securities, at cost                 $896,065          $8,228

Shares Of Beneficial Interest Outstanding:
          Class A shares                                24,541             304
          Class B shares                                   531             190
          Class C shares                                   581             158
          Class T shares (2)                            23,833

Net Asset Value Per Share:
          Class A shares                                $25.04          $12.90
          Class B shares                                $24.55          $12.85
          Class C shares                                $24.62          $12.86
          Class T shares (2)                            $25.31

Maximum Offering Price Per Share (3):
          Class A shares                                $26.50          $13.65
          Class T shares (2)                            $27.66

All numbers (except per share amounts) in thousands
                                                          Value       Strategic
                                                         Equity    Total Return

Assets:
   Investment securities, at market value               $9,670         $30,340
   Cash (1)                                                  3               1
   Receivables:
      Investment securities sold                           -                93
      Shares of beneficial interest sold                    91             216
      Interest                                             -               155
      Dividends                                              6              27
      Due from investment adviser                           13             -
   Forward foreign currency contracts                      -               -
   Other                                                     1               3
                                                         9,784          30,835
Liabilities:
   Accounts payable:
      Investment securities purchased                       -              -
      Shares of beneficial interest redeemed                 3              72
   Accrued liabilities:
      Management and advisory fees                          -               45
      Distribution fees                                      5              14
      Transfer agent fees and expenses                       4              14
   Forward foreign currency contracts                       -              -
   Due to Custodian                                         -              -
   Other                                                    10              31
                                                            22             176
Net Assets                                              $9,762         $30,659

Net Assets Consist Of:
    Shares of beneficial interest, unlimited shares
      authorized                                        $9,048         $25,334
    Undistributed net investment income (loss) or
      (distribution in excess of net investment income)      4              70
    Undistributed net realized gain (loss) from
      investments, futures contracts and foreign
      currency transactions                                 36           1,224
    Net unrealized appreciation (depreciation) of
      investments, futures contracts and on translation
      of assets and liabilities in foreign currencies      674           4,031
       Total net assets                                 $9,762         $30,659
       Investment securities, at cost                   $8,997         $26,310

Shares Of Beneficial Interest Outstanding:
          Class A shares                                   453           1,360
          Class B shares                                   244             296
          Class C shares                                   138             273
          Class T shares (2)

Net Asset Value Per Share:
          Class A shares                                $11.71          $15.91
          Class B shares                                $11.67          $15.89
          Class C shares                                $11.67          $15.90
          Class T shares (2)

Maximum Offering Price Per Share (3):
          Class A shares                                $12.39          $16.84
          Class T shares (2)

All numbers (except per share amounts) in thousands
                                                 Tactical Asset
                                                     Allocation        Balanced

Assets:
   Investment securities, at market value              $26,996         $17,291
   Cash (1)                                                 -                7
   Receivables:
      Investment securities sold                           -               572
      Shares of beneficial interest sold                   127             145
      Interest                                             103             119
      Dividends                                             18               7
      Due from investment adviser                          -               -
   Forward foreign currency contracts                      -                30
   Other                                                     2               5
                                                        27,246          18,176
Liabilities:
   Accounts payable:
      Investment securities purchased                       -              503
      Shares of beneficial interest redeemed                 9               4
   Accrued liabilities:
      Management and advisory fees                          48               3
      Distribution fees                                     16               7
      Transfer agent fees and expenses                       6               8
   Forward foreign currency contracts                      -                55
   Due to Custodian                                        -               -
   Other                                                    41              38
                                                           120             618
Net Assets                                             $27,126         $17,558

Net Assets Consist Of:
    Shares of beneficial interest, unlimited shares
      authorized                                       $22,915         $14,316
    Undistributed net investment income (loss) or
      (distribution in excess of net investment income)     62              23
    Undistributed net realized gain (loss) from
       investments, futures contracts and foreign
       currency transactions                             1,552           1,715
    Net unrealized appreciation (depreciation) of
       investments, futures contracts and on translation
       of assets and liabilities in foreign currencies   2,597           1,504
       Total net assets                                $27,126         $17,558
       Investment securities, at cost                  $24,399         $15,762

Shares Of Beneficial Interest Outstanding:
          Class A shares                                   932             935
          Class B shares                                   740             180
          Class C shares                                   386             109
          Class T shares (2)

Net Asset Value Per Share:
          Class A shares                                $13.19          $14.34
          Class B shares                                $13.18          $14.33
          Class C shares                                $13.18          $14.33
          Class T shares (2)

Maximum Offering Price Per Share (3):
          Class A shares                                $13.96          $15.17
          Class T shares (2)

All numbers (except per share amounts) in thousands
                                                       Flexible          Income
                                                         Income            Plus

Assets:
   Investment securities, at market value              $16,782         $69,486
   Cash (1)                                                  9              74
   Receivables:
      Investment securities sold                            85             -
      Shares of beneficial interest sold                    53             101
      Interest                                             392           1,327
      Dividends                                             -              -
      Due from investment adviser                           -              -
   Forward foreign currency contracts                       -              -
   Other                                                     1               6
                                                        17,322          70,994
Liabilities:
   Accounts payable:
      Investment securities purchased                        -             -
      Shares of beneficial interest redeemed                34              17
   Accrued liabilities:
      Management and advisory fees                          16              36
      Distribution fees                                      6              24
      Transfer agent fees and expenses                      19              16
   Forward foreign currency contracts                      -              -
   Due to Custodian                                         -             -
   Other                                                    41              48
                                                           116             141
Net Assets                                             $17,206         $70,853

Net Assets Consist Of:
    Shares of beneficial interest, unlimited shares
      authorized                                       $17,036         $65,719
    Undistributed net investment income (loss) or
      (distribution in excess of net investment income)     54             308
    Undistributed net realized gain (loss) from
      investments, futures contracts and foreign
      currency transactions                               (689)          1,434
    Net unrealized appreciation (depreciation) of
      investments, futures contracts and on translation
      of assets and liabilities in foreign currencies      805           3,392
       Total net assets                                $17,206         $70,853
       Investment securities, at cost                  $15,977         $66,095

Shares Of Beneficial Interest Outstanding:
          Class A shares                                 1,593           5,986
          Class B shares                                    77             161
          Class C shares                                    95             318
          Class T shares (2)

Net Asset Value Per Share:
          Class A shares                                 $9.75          $10.96
          Class B shares                                 $9.75          $10.96
          Class C shares                                 $9.75          $10.96
          Class T shares (2)

Maximum Offering Price Per Share (3):
          Class A shares                                $10.24          $11.51
          Class T shares (2)

All numbers (except per share amounts) in thousands
                                                           Tax-
                                                         Exempt

Assets:
   Investment securities, at market value              $24,308
   Cash (1)                                                 75
   Receivables:
      Investment securities sold                           -
      Shares of beneficial interest sold                     1
      Interest                                             344
      Dividends                                            -
      Due from investment adviser                            5
   Forward foreign currency contracts                      -
   Other                                                     2
                                                        24,735
Liabilities:
   Accounts payable:
      Investment securities purchased                      -
      Shares of beneficial interest redeemed                51
   Accrued liabilities:
      Management and advisory fees                         -
      Distribution fees                                      8
      Transfer agent fees and expenses                      17
   Forward foreign currency contracts                      -
   Due to Custodian                                        -
   Other                                                    41
                                                           117
Net Assets                                             $24,618

Net Assets Consist Of:
    Shares of beneficial interest, unlimited
      shares authorized                                $23,359
    Undistributed net investment income (loss)
      or (distribution in excess of net investment
      income)                                               40
    Undistributed net realized gain (loss) from
      investments, futures contracts and foreign
      currency transactions                                283
    Net unrealized appreciation (depreciation) of
      investments, futures contracts and on translation
      of assets and liabilities in foreign currencies      936
       Total net assets                                $24,618
       Investment securities, at cost                  $23,372

Shares Of Beneficial Interest Outstanding:
          Class A shares                                 1,985
          Class B shares                                    32
          Class C shares                                    78
          Class T shares (2)

Net Asset Value Per Share:
          Class A shares                                $11.75
          Class B shares                                $11.74
          Class C shares                                $11.75
          Class T shares (2)

Maximum Offering Price Per Share (3):
          Class A shares                                $12.34
          Class T shares (2)
(1) International Equity cash balance includes foreign cash of $ 26 with a cost of $ 25.

(2) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.


(3) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B and Class C shares represents offering price. The redemption price for class B equals net asset value less any applicable contingent deferred sales charges.

The notes to the financial statements are an integral part of these statements.



For the year ended October 31, 1997
STATEMENTS OF OPERATIONS

All numbers in thousands                             Aggressive   International
                                                         Growth      Equity (1)

Investment Income:
   Interest                                                $59             $10
   Dividends                                               196              27
   Withholding taxes on foreign dividends                   (1)             (4)
                                                           254              33
Expenses:
   Management and advisory fees                            324              18
   Transfer agent fees and expenses                        218              12
   Custody and accounting fees and expenses                 22              43
   Registration fees                                        82              72
   Trustees fees and expenses                                6             -
   Audit fees and expenses                                  11               5
   Other                                                    16               2
       Subtotal                                            679             152
   Distribution and service fees:
       Class A                                              92               5
       Class B                                              33               2
       Class C                                              25               1
   Less fees waived/reimbursed by the
         investment adviser .....                         (193)           (128)
      Net expenses ......                                  636              32
         Net investment income (loss) ......              (382)              1

Realized and Unrealized Gain (Loss) on Investments,
      Futures Contracts and Foreign Currency:
   Net realized gain (loss) on investments ......        3,842             (17)
   Net realized (loss) on futures contracts .....           -              -
   Net realized gain (loss) from foreign
         currency transactions .......                      -                6
      Net realized gain (loss) ........                  3,842             (11)
   Net unrealized appreciation (depreciation)
         during the period on:
      Investments ......                                 3,219             (69)
      Futures contracts ........                            -              -
      Translation of assets and liabilities denominated
            in foreign currency .......                     -               (1)
  Net unrealized appreciation (depreciation)
        during the period ......                         3,219             (70)
    Net gain (loss) on investments, futures contracts
          and foreign currency ....                      7,061             (81)
    Net increase (decrease) in net assets resulting
          from operations ........                      $6,679            $(80)

All numbers in thousands                                Capital
                                                   Appreciation          Global

Investment Income:
   Interest .......                                        $78            $597
   Dividends .......                                        64           2,923
   Withholding taxes on foreign dividends ....              (4)           (363)
                                                           138           3,157
Expenses:
   Management and advisory fees .....                      239           2,224
   Transfer agent fees and expenses ....                   134             629
   Custody and accounting fees and expenses ...             71             393
   Registration fees ......                                 82             110
   Trustees fees and expenses .....                          4              25
   Audit fees and expenses .......                          10              30
   Other .........                                          11              80
       Subtotal                                            551           3,491
   Distribution and service fees:
       Class A ......                                       68             643
       Class B .......                                      25             220
       Class C .......                                      18             151
   Less fees waived/reimbursed by the
         investment adviser .....                         (193)            -
      Net expenses ......                                  469           4,505
         Net investment income (loss) ......              (331)         (1,348)

Realized and Unrealized Gain (Loss) on Investments,
      Futures Contracts and Foreign Currency:
   Net realized gain (loss) on investments ......          871          23,432
   Net realized (loss) on futures contracts ......         -               (15)
   Net realized gain (loss) from foreign
         currency transactions .......                     (93)          4,922
      Net realized gain (loss) ........                    778          28,339
   Net unrealized appreciation (depreciation)
         during the period on:
      Investments ......                                   564          14,820
      Futures contracts ........                           -               -
      Translation of assets and liabilities denominated
            in foreign currency .......                    (10)         (1,605)
  Net unrealized appreciation (depreciation)
        during the period ......                           554          13,215
    Net gain (loss) on investments, futures contracts
          and foreign currency ....                      1,332          41,554
    Net increase (decrease) in net assets resulting
          from operations ........                      $1,001         $40,206

All numbers in thousands
                                                         Growth        C.A.S.E.

Investment Income:
   Interest .......                                     $8,686             $27
   Dividends .......                                     9,906              54
   Withholding taxes on foreign dividends ....             (69)            -
                                                        18,523              81
Expenses:
   Management and advisory fees .....                   11,677              54
   Transfer agent fees and expenses ....                 2,811              33
   Custody and accounting fees and expenses ...            257              13
   Registration fees ......                                120             120
   Trustees fees and expenses .....                         71               1
   Audit fees and expenses .......                          79               8
   Other .........                                         477               2
       Subtotal                                         15,492             231
   Distribution and service fees:
       Class A ......                                    2,108               9
       Class B .......                                      93              16
       Class C .......                                     121              11
   Less fees waived/reimbursed by the
         investment adviser .....                          -              (150)
      Net expenses ......                               17,814             117
         Net investment income (loss) ......               709             (36)

Realized and Unrealized Gain (Loss) on Investments,
      Futures Contracts and Foreign Currency:
   Net realized gain (loss) on investments ......      163,729             774
   Net realized (loss) on futures contracts ......         -               -
   Net realized gain (loss) from foreign
         currency transactions .......                     413             -
      Net realized gain (loss) ........                164,142             774
   Net unrealized appreciation (depreciation)
         during the period on:
      Investments ......                                21,905             444
      Futures contracts ........                           -               -
      Translation of assets and liabilities denominated
            in foreign currency .......                 (2,327)            -
  Net unrealized appreciation (depreciation)
        during the period ......                        19,578             444
    Net gain (loss) on investments, futures contracts
          and foreign currency ....                    183,720           1,218
    Net increase (decrease) in net assets resulting
          from operations ........                    $184,429          $1,182

All numbers in thousands                                  Value       Strategic
                                                     Equity (1)    Total Return

Investment Income:
   Interest .......                                        $38            $401
   Dividends .......                                        39             330
   Withholding taxes on foreign dividends ....             -                (1)
                                                            77             730
Expenses:
   Management and advisory fees .....                       41             224
   Transfer agent fees and expenses ....                    21              90
   Custody and accounting fees and expenses ...              8              16
   Registration fees ......                                 72              78
   Trustees fees and expenses .....                          1               3
   Audit fees and expenses .......                           5              10
   Other .........                                           5              11
       Subtotal                                            153             432
   Distribution and service fees:
       Class A ......                                        7              58
       Class B .......                                      12              29
       Class C .......                                       6              26
   Less fees waived/reimbursed by the
         investment adviser .....                         (105)            (96)
      Net expenses ......                                   73             449
         Net investment income (loss) ......                 4             281

Realized and Unrealized Gain (Loss) on Investments,
      Futures Contracts and Foreign Currency:
   Net realized gain (loss) on investments ......           36           1,228
   Net realized (loss) on futures contracts ......         -               -
   Net realized gain (loss) from foreign
         currency transactions .......                     -               -
      Net realized gain (loss) ........                     36           1,228
   Net unrealized appreciation (depreciation)
         during the period on:
      Investments ......                                   674           2,713
      Futures contracts ........                           -               -
      Translation of assets and liabilities denominated
            in foreign currency .......                    -               -
  Net unrealized appreciation (depreciation)
        during the period ......                           674           2,713
    Net gain (loss) on investments, futures contracts
          and foreign currency ....                        710           3,941
    Net increase (decrease) in net assets resulting
          from operations ........                        $714          $4,222

All numbers in thousands                         Tactical Asset
                                                     Allocation        Balanced

Investment Income:
   Interest .......                                       $560            $295
   Dividends .......                                       197             129
   Withholding taxes on foreign dividends ....              (4)             (3)
                                                           753             421
Expenses:
   Management and advisory fees .....                      220             134
   Transfer agent fees and expenses ....                    71              49
   Custody and accounting fees and expenses ...             21              68
   Registration fees ......                                 95              77
   Trustees fees and expenses .....                          3               1
   Audit fees and expenses .......                          10               9
   Other .........                                           8               2
       Subtotal                                            428             340
   Distribution and service fees:
       Class A ......                                       37              37
       Class B .......                                      74              17
       Class C .......                                      38              11
   Less fees waived/reimbursed by the
         investment adviser .....                          (99)           (139)
      Net expenses ......                                  478             266
         Net investment income (loss) ......               275             155

Realized and Unrealized Gain (Loss) on Investments,
      Futures Contracts and Foreign Currency:
   Net realized gain (loss) on investments ......        1,555           1,721
   Net realized (loss) on futures contracts ......         -               -
   Net realized gain (loss) from foreign
         currency transactions .......                     -                30
      Net realized gain (loss) ........                  1,555           1,751
   Net unrealized appreciation (depreciation)
         during the period on:
      Investments ......                                 1,892             895
      Futures contracts ........                           -               -
      Translation of assets and liabilities denominated
            in foreign currency .......                    -               (19)
  Net unrealized appreciation (depreciation)
        during the period ......                         1,892             876
    Net gain (loss) on investments, futures contracts
          and foreign currency ....                      3,447           2,627
    Net increase (decrease) in net assets resulting
          from operations ........                      $3,722          $2,782

All numbers in thousands                               Flexible          Income
                                                         Income            Plus

Investment Income:
   Interest .......                                     $1,419          $5,502
   Dividends .......                                        13             355
   Withholding taxes on foreign dividends ....               -             -
                                                         1,432           5,857
Expenses:
   Management and advisory fees .....                      156             417
   Transfer agent fees and expenses ....                    49              86
   Custody and accounting fees and expenses ...             36              36
   Registration fees ......                                 82              81
   Trustees fees and expenses .....                          2              (2)
   Audit fees and expenses .......                          26              21
   Other .........                                           5              12
       Subtotal                                            356             651
   Distribution and service fees:
       Class A ......                                       56             229
       Class B .......                                       6              13
       Class C .......                                       7              26
   Less fees waived/reimbursed by the
         investment adviser .....                          (95)            -
      Net expenses ......                                  330             919
         Net investment income (loss) ......             1,102           4,938

Realized and Unrealized Gain (Loss) on Investments,
      Futures Contracts and Foreign Currency:
   Net realized gain (loss) on investments ......          339           1,592
   Net realized (loss) on futures contracts ......         (10)            -
   Net realized gain (loss) from foreign
         currency transactions .......                      (1)            -
      Net realized gain (loss) ........                    328           1,592
   Net unrealized appreciation (depreciation)
         during the period on:
      Investments ......                                   439           1,205
      Futures contracts ........                           -               -
      Translation of assets and liabilities denominated
            in foreign currency .......                    -               -
  Net unrealized appreciation (depreciation)
        during the period ......                           439           1,205
    Net gain (loss) on investments, futures contracts
          and foreign currency ....                        767           2,797
    Net increase (decrease) in net assets resulting
          from operations ........                      $1,869          $7,735

All numbers in thousands                                   Tax-
                                                         Exempt

Investment Income:
   Interest .......                                     $1,380
   Dividends .......                                       -
   Withholding taxes on foreign dividends ....             -
                                                         1,380
Expenses:
   Management and advisory fees .....                      148
   Transfer agent fees and expenses ....                    35
   Custody and accounting fees and expenses ...             23
   Registration fees ......                                 83
   Trustees fees and expenses .....                          2
   Audit fees and expenses .......                          20
   Other .........                                           4
       Subtotal                                            315
   Distribution and service fees:
       Class A ......                                       83
       Class B .......                                       3
       Class C .......                                       4
   Less fees waived/reimbursed by the
         investment adviser .....                         (155)
      Net expenses ......                                  250
         Net investment income (loss) ......             1,130

Realized and Unrealized Gain (Loss) on Investments,
      Futures Contracts and Foreign Currency:
   Net realized gain (loss) on investments ......          286
   Net realized (loss) on futures contracts ......         -
   Net realized gain (loss) from foreign
         currency transactions .......                     -
      Net realized gain (loss) ........                    286
   Net unrealized appreciation (depreciation)
         during the period on:
      Investments ......                                   619
      Futures contracts ........                           -
      Translation of assets and liabilities denominated
            in foreign currency .......                    -
  Net unrealized appreciation (depreciation)
        during the period ......                           619
    Net gain (loss) on investments, futures contracts
          and foreign currency ....                        905
    Net increase (decrease) in net assets resulting
          from operations ........                      $2,035


(1)  From commencement of investment operations on February 3, 1997.

The notes to the financial statements are an integral part of these statements.


For the year ended October 31,
STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands                               Aggressive
                                                           Growth
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                     $(382)         $(26)
    Net realized gain (loss) on investments, futures
      contracts and foreign currency transactions          3,842           248
    Net unrealized appreciation (depreciation) during
      Period                                               3,219          (301)
       Net increase (decrease) in net assets resulting
         from operations                                   6,679           (79)


Distributions To Shareholders:
    From net investment income:
        Class A .....                                         -            -
        Class B ......                                        -            -
        Class C ......                                        -            -
        Class T ......
                                                              -            -
    From net realized gains:
        Class A .....                                       (941)          -
        Class B .......                                      (91)          -
        Class C .......                                      (95)          -
        Class T ......
                                                          (1,127)          -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                      4,799           (73)
        Class B ......                                     2,314           199
        Class C ......                                       884          (116)
        Class T ......
          Total net increase (decrease) from share
            transactions ...                               7,997            10

              Net increase (decrease) in net assets ..... 13,549           (69)


Net Assets:
    Beginning of period .....                             26,059        26,128
    End of period ......                                 $39,608       $26,059

Undistributed Net Investment Income (Loss) or
 (Distributions in Excess of Net Investment Income):         $(4)          $(1)


All numbers in thousands                                          International
                                                                         Equity
Increase (Decrease) In Net Assets From:                                1997 (2)

Operations:
    Net investment income (loss) .....                                      $1
    Net realized gain (loss) on investments, futures contracts and
       foreign currency transactions ....................                  (11)
    Net unrealized appreciation (depreciation) during period ....
(70)
       Net increase (decrease) in net assets resulting from operations     (80)


Distributions To Shareholders:
    From net investment income:
        Class A .....                                                      -
        Class B ......                                                     -
        Class C ......                                                     -
        Class T ......
                                                                           -
    From net realized gains:
        Class A .....                                                      -
        Class B .......                                                    -
        Class C .......                                                    -
        Class T ......
                                                                           -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                                    3,108
        Class B ......                                                     611
        Class C ......                                                     425
        Class T ......
          Total net increase (decrease) from share transactions ...      4,144

              Net increase (decrease) in net assets .....                4,064


Net Assets:
    Beginning of period .....                                              -
    End of period ......                                                $4,064

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): .........................             $21


All numbers in thousands                                 Capital
                                                     Appreciation
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                     $(331)         $(31)
    Net realized gain (loss) on investments, futures
      contracts and foreign currency transactions            778           (27)
    Net unrealized appreciation (depreciation) during period 554          (358)
       Net increase (decrease) in net assets resulting from
         operations ....                                   1,001          (416)


Distributions To Shareholders:
    From net investment income:
        Class A .....                                         -            -
        Class B ......                                        -            -
        Class C ......                                        -            -
        Class T ......
                                                              -            -
    From net realized gains:
        Class A .....                                       (271)          -
        Class B .......                                      (31)          -
        Class C .......                                      (32)          -
        Class T ......
                                                            (334)          -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                        690           976
        Class B ......                                       651           149
        Class C ......                                      (511)          (88)
        Class T ......
          Total net increase (decrease) from share
            transactions ...                                 830         1,037

              Net increase (decrease) in net assets .....  1,497           621


Net Assets:
    Beginning of period .....                             23,725        23,104
    End of period ......                                 $25,222       $23,725

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): ................        $(2)          $(1)


All numbers in thousands
                                                           Global
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                   $(1,348)        $(153)
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions .        28,339         2,413
    Net unrealized appreciation (depreciation) during     13,215        (2,313)
       Net increase (decrease) in net assets resulting
         from operations ....                             40,206           (53)


Distributions To Shareholders:
    From net investment income:
        Class A .....                                          -           -
        Class B ......                                         -           -
        Class C ......                                         -           -
        Class T ......
                                                               -           -
    From net realized gains:
        Class A .....                                    (13,750)          -
        Class B .......                                     (762)          -
        Class C .......                                     (956)          -
        Class T ......
                                                         (15,468)          -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                     61,654         4,519
        Class B ......                                    36,024           978
        Class C ......                                    16,999           555
        Class T ......
          Total net increase (decrease) from share
            transactions ...                             114,677         6,052

              Net increase (decrease) in net assets      139,415         5,999


Net Assets:
    Beginning of period .....                            150,427       144,428
    End of period ......                                $289,842      $150,427

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): ...........            $(16)         $(13)


All numbers in thousands
                                                           Growth
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                      $709           $34
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions ..      164,142        18,010
    Net unrealized appreciation (depreciation) during
      period ....                                         19,578       (30,572)
       Net increase (decrease) in net assets resulting
          from operations ....                           184,429       (12,528)


Distributions To Shareholders:
    From net investment income:
        Class A .....                                        -             -
        Class B ......                                       -             -
        Class C ......                                       -             -
        Class T ......                                       -             -
                                                             -             -
    From net realized gains:
        Class A .....                                    (11,899)          -
        Class B .......                                     (130)          -
        Class C .......                                     (256)          -
        Class T ......                                   (11,980)          -
                                                         (24,265)          -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                    (28,708)        3,691
        Class B ......                                     6,651           772
        Class C ......                                     1,582           (19)
        Class T ......                                   (49,849)       (5,514)
          Total net increase (decrease) from share
            transactions ...                             (70,324)       (1,070)

              Net increase (decrease) in net assets ..... 89,840       (13,598)


Net Assets:
    Beginning of period .....                          1,155,174     1,168,772
    End of period ......                              $1,245,014    $1,155,174

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): ................       $713           $20


All numbers in thousands
                                                         C.A.S.E.
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                      $(36)          $(1)
    Net realized gain (loss) on investments, futures
      contracts and foreign currency transactions ...        774            12
    Net unrealized appreciation (depreciation) during period 444            21
       Net increase (decrease) in net assets resulting from
         operations ....                                   1,182            32


Distributions To Shareholders:
    From net investment income:
        Class A .....                                        (89)          -
        Class B ......                                       (45)          -
        Class C ......                                       (42)          -
        Class T ......
                                                            (176)          -
    From net realized gains:
        Class A .....                                         -            -
        Class B .......                                       -            -
        Class C .......                                       -            -
        Class T ......
                                                              -            -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                      1,775           205
        Class B ......                                       957            48
        Class C ......                                     1,125            68
        Class T ......
          Total net increase (decrease) from share
            transactions ...                               3,857           321

              Net increase (decrease) in net assets .....  4,863           353


Net Assets:
    Beginning of period .....                              3,521   3,168
    End of period ......                                  $8,384   $3,521

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): .....................   $(1)         $175


All numbers in thousands                                                  Value
                                                                         Equity
Increase (Decrease) In Net Assets From:                                1997 (2)

Operations:
    Net investment income (loss) .....                                      $4
    Net realized gain (loss) on investments, futures contracts and
       foreign currency transactions ....................                   36
    Net unrealized appreciation (depreciation) during period ....
674
       Net increase (decrease) in net assets resulting from operations     714


Distributions To Shareholders:
    From net investment income:
        Class A .....                                                      -
        Class B ......                                                     -
        Class C ......                                                     -
        Class T ......
                                                                           -
    From net realized gains:
        Class A .....                                                      -
        Class B .......                                                    -
        Class C .......                                                    -
        Class T ......
                                                                           -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                                    4,887
        Class B ......                                                   2,646
        Class C ......                                                   1,515
        Class T ......
          Total net increase (decrease) from share transactions ..
9,048

              Net increase (decrease) in net assets .....                9,762


Net Assets:
    Beginning of period .....                                              -
    End of period ......                                                $9,762

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): .........................              $4


All numbers in thousands                                Strategic
                                                     Total Return
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                      $281           $17
    Net realized gain (loss) on investments, futures
      contracts and foreign currency transactions          1,228            36
    Net unrealized appreciation (depreciation) during
      period ....                                          2,713           120
       Net increase (decrease) in net assets resulting
         from operations ....                              4,222           173


Distributions To Shareholders:
    From net investment income:
        Class A .....                                       (207)          -
        Class B ......                                       (18)          -
        Class C ......                                       (20)          -
        Class T ......
                                                            (245)          -
    From net realized gains:
        Class A .....                                       (291)          -
        Class B .......                                      (43)          -
        Class C .......                                      (45)          -
        Class T ......
                                                            (379)          -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                      7,161           295
        Class B ......                                     2,574           129
        Class C ......                                     2,106            44
        Class T ......
          Total net increase (decrease) from share
            transactions ...                              11,841           468

              Net increase (decrease) in net assets ..... 15,439           641


Net Assets:
    Beginning of period .....                             15,220        14,579
    End of period ......                                 $30,659       $15,220

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): ..................      $70           $34


All numbers in thousands                           Tactical Asset
                                                       Allocation
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                      $275           $14
    Net realized gain (loss) on investments, futures
      contracts and foreign currency transactions .....    1,555            14
    Net unrealized appreciation (depreciation) during per  1,892           218
       Net increase (decrease) in net assets resulting from
         operations ....                                   3,722           246


Distributions To Shareholders:
    From net investment income:
        Class A .....                                       (138)          -
        Class B ......                                       (54)          -
        Class C ......                                       (35)          -
        Class T ......
                                                            (227)          -
    From net realized gains:
        Class A .....                                        (30)          -
        Class B .......                                      (18)          -
        Class C .......                                      (17)          -
        Class T ......
                                                             (65)          -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                      2,291           884
        Class B ......                                     3,578           107
        Class C ......                                      (340)           40
        Class T ......
          Total net increase (decrease) from share
             transactions                                  5,529         1,031

              Net increase (decrease) in net assets .....  8,959         1,277


Net Assets:
    Beginning of period .....                             18,167   16,890
    End of period ......                                 $27,126   $18,167

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): .................       $(4)          $(1)


All numbers in thousands
                                                         Balanced
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                      $155           $15
    Net realized gain (loss) on investments, futures
      contracts and foreign currency transactions          1,751            74
    Net unrealized appreciation (depreciation) during period 876           (12)
       Net increase (decrease) in net assets resulting from
         operations ....                                   2,782            77


Distributions To Shareholders:
    From net investment income:
        Class A .....                                       (155)          -
        Class B ......                                       (15)          -
        Class C ......                                       (12)          -
        Class T ......
                                                            (182)          -
    From net realized gains:
        Class A .....                                     (1,109)          -
        Class B .......                                     (130)          -
        Class C .......                                     (128)          -
        Class T ......
                                                          (1,367)          -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                      4,082           281
        Class B ......                                     1,501           186
        Class C ......                                       495            17
        Class T ......
          Total net increase (decrease) from share
            transactions ...                               6,078           484

              Net increase (decrease) in net assets .....  7,311           561


Net Assets:
    Beginning of period .....                             10,247         9,686
    End of period ......                                 $17,558       $10,247

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): ..................      $23           $23


All numbers in thousands
                                                  Flexible Income
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                    $1,102           $95
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions             328            48
    Net unrealized appreciation (depreciation) during period 439           241
       Net increase (decrease) in net assets resulting from
         operations ....                                   1,869           384


Distributions To Shareholders:
    From net investment income:
        Class A .....                                     (1,022)          (95)
        Class B ......                                       (37)           (2)
        Class C ......                                       (49)           (5)
        Class T ......
                                                          (1,108)         (102)
    From net realized gains:
        Class A .....                                        -             -
        Class B .......                                      -             -
        Class C .......                                      -             -
        Class T ......
                                                             -             -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                     (2,161)         (325)
        Class B ......                                       194            20
        Class C ......                                        43           (50)
        Class T ......
          Total net increase (decrease) from share
            transactions ...                              (1,924)         (355)

              Net increase (decrease) in net assets ..... (1,163)          (73)


Net Assets:
    Beginning of period .....                             18,369        18,442
    End of period ......                                 $17,206       $18,369

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): ..................      $54           $48


All numbers in thousands
                                                      Income Plus
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                    $4,938          $327
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions           1,592           227
    Net unrealized appreciation (depreciation) during
      period ....                                          1,205         1,216
       Net increase (decrease) in net assets resulting from
          operations ....                                  7,735         1,770


Distributions To Shareholders:
    From net investment income:
        Class A .....                                     (4,601)         (397)
        Class B ......                                       (80)           (4)
        Class C ......                                      (191)          (16)
        Class T ......
                                                          (4,872)         (417)
    From net realized gains:
        Class A .....                                       (598)          -
        Class B .......                                       (8)          -
        Class C .......                                      (26)          -
        Class T ......
                                                            (632)          -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                     (2,758)         (252)
        Class B ......                                       905            15
        Class C ......                                       605            44
        Class T ......
          Total net increase (decrease) from share
            transactions ...                              (1,248)         (193)

              Net increase (decrease) in net assets .....    983         1,160


Net Assets:
    Beginning of period .....                             69,870        68,710
    End of period ......                                 $70,853       $69,870

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): ................       $308          $243


All numbers in thousands
                                                       Tax-Exempt
Increase (Decrease) In Net Assets From:                      1997      1996 (1)

Operations:
    Net investment income (loss) .....                    $1,130          $100
    Net realized gain (loss) on investments, futures
      contracts and foreign currency transactions ......     286            (1)
    Net unrealized appreciation (depreciation) during period  619           97
       Net increase (decrease) in net assets resulting from
          operations ....                                  2,035           196


Distributions To Shareholders:
    From net investment income:
        Class A .....                                     (1,091)         (101)
        Class B ......                                       (11)           (1)
        Class C ......                                       (32)           (3)
        Class T ......
                                                          (1,134)         (105)
    From net realized gains:
        Class A .....                                       (167)          -
        Class B .......                                       (2)          -
        Class C .......                                       (5)          -
        Class T ......
                                                            (174)          -

Net Increase (Decrease) in Net Assets from Shares Of
   Beneficial Interest Transactions:
        Class A .....                                     (1,816)         (356)
        Class B ......                                       169             9
        Class C ......                                       (38)           28
        Class T ......
          Total net increase (decrease) from share
             transactions ...                             (1,685)         (319)

              Net increase (decrease) in net assets .....   (958)         (228)


Net Assets:
    Beginning of period .....                             25,576        25,804
    End of period ......                                 $24,618       $25,576

Undistributed Net Investment Income (Loss) or (Distributions in
   Excess of Net Investment Income): ...................     $40           $44




  (1) For the month ended October 31, 1996. On October 1, 1996, each Portfolio changed its fiscal year end from September 30 to October 31.
  (2) From commencement of investment operations on February 3, 1997.

The notes to the financial statements are an integral part of these statements.



FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

                              Investment Operations (13)
                     Net Asset
  Year or               Value,         Net     Net Rlzd
  Period             Beginning  Investment     & Unrlzd       Total
  Ended              of Period     Inc (L)        G (L)  Operations

Aggressive Growth
 Class A
  10/31/97             $15.70       $0.05        $3.69       $3.74
  10/31/96    (1)       15.75       (0.01)       (0.04)      (0.05)
  09/30/96    (2)       17.68       (0.15)       (0.76)      (0.91)
  09/30/95    (3)       10.00       (0.14)        7.82        7.68
 Class B
  10/31/97              15.58       (0.02)        3.69        3.67
  10/31/96    (1)       15.63       (0.01)       (0.04)      (0.05)
  09/30/96    (2)       17.64       (0.23)       (0.76)      (0.99)
 Class C
  10/31/97              15.60       (0.01)        3.69        3.68
  10/31/96    (1)       15.65       (0.01)       (0.04)      (0.05)
  09/30/96    (2)       17.64       (0.21)       (0.76)      (0.97)
  09/30/95    (3)       10.00       (0.18)        7.82        7.64
International Equity
 Class A
  10/31/97    (4)       10.00        0.07         0.50        0.57
 Class B
  10/31/97    (4)       10.00        0.02         0.50        0.52
 Class C
  10/31/97    (4)       10.00        0.03         0.50        0.53
Capital Appreciation
 Class A
  10/31/97              15.49        0.04         0.58        0.62
  10/31/96    (1)       15.75       (0.02)       (0.24)      (0.26)
  09/30/96    (2)       13.54       (0.02)        3.12        3.10
  09/30/95    (3)       10.00       (0.03)        3.57        3.54
 Class B
  10/31/97              15.42       (0.05)        0.58        0.53
  10/31/96    (1)       15.69       (0.03)       (0.24)      (0.27)
  09/30/96              13.49       (0.10)        3.12        3.02
 Class C
  10/31/97              15.43       (0.03)        0.58        0.55
  10/31/96    (1)       15.70       (0.03)       (0.24)      (0.27)
  09/30/96    (2)       13.49       (0.08)        3.12        3.04
  09/30/95    (3)       10.00       (0.08)        3.57        3.49
Global
 Class A
  10/31/97              21.39        0.07         4.38        4.45
  10/31/96    (1)       21.40       (0.02)        0.01       (0.01)
  09/30/96              17.73       (0.09)        4.38        4.29
  09/30/95              15.93       (0.06)        2.42        2.36
  09/30/94              13.35       (0.04)        2.62        2.58
 Class B
  10/31/97              21.13       (0.03)        4.38        4.35
  10/31/96    (1)       21.14       (0.02)        0.01       (0.01)
  09/30/96              17.57       (0.19)        4.38        4.19
 Class C
  10/31/97              21.03       (0.01)        4.38        4.37
  10/31/96    (1)       21.04       (0.02)        0.01       (0.01)
  09/30/96              17.46       (0.18)        4.38        4.20
  09/30/95              15.74       (0.14)        2.42        2.28
  09/30/94              13.35       (0.23)        2.62        2.39
Growth
 Class A
  10/31/97             $21.97      $(0.02)       $3.56       $3.54
  10/31/96    (1)       22.21         -          (0.24)      (0.24)
  09/30/96              22.84       (0.11)        4.66        4.55
  09/30/95              16.78       (0.05)        6.18        6.13
  09/30/94  (2,7)       18.46        0.01        (1.22)      (1.21)
 Class B
  10/31/97              21.60       (0.14)        3.56        3.42
  10/31/96    (1)       21.85       (0.01)       (0.24)      (0.25)
  09/30/96              22.64       (0.27)        4.66        4.39
 Class C
  10/31/97              21.65       (0.12)        3.56        3.44
  10/31/96    (1)       21.91       (0.02)       (0.24)      (0.26)
  09/30/96              22.64       (0.21)        4.66        4.45
  09/30/95              16.68       (0.15)        6.18        6.03
  09/30/94    (2)       18.46       (0.09)       (1.22)      (1.31)
 Class T
  10/31/97              22.17        0.05         3.56        3.61
  10/31/96    (1)       22.41         -          (0.24)      (0.24)
  09/30/96    (5)       22.23         -           0.18        0.18
C.A.S.E.
 Class A
  10/31/97    (2)       10.56       (0.01)        2.86        2.85
  10/31/96    (1)       10.46       (0.07)        0.17        0.10
  09/30/96    (6)       10.00        0.61        (0.15)       0.46
 Class B
  10/31/97    (2)       10.51       (0.07)        2.86        2.79
  10/31/96    (1)       10.41       (0.07)        0.17        0.10
  09/30/96    (6)       10.00        0.56        (0.15)       0.41
 Class C
  10/31/97    (2)       10.52       (0.06)        2.86        2.80
  10/31/96    (1)       10.42       (0.07)        0.17        0.10
  09/30/96    (6)       10.00        0.57        (0.15)       0.42
Value Equity
 Class A
  10/31/97    (4)       10.00        0.02         1.69        1.71
 Class B
  10/31/97    (4)       10.00       (0.02)        1.69        1.67
 Class C
  10/31/97    (4)       10.00       (0.02)        1.69        1.67
Strategic Total Return
 Class A
  10/31/97              13.43        0.20         2.79        2.99
  10/31/96    (1)       13.27        0.01         0.15        0.16
  09/30/96              11.74        0.20         1.65        1.85
  09/30/95    (3)       10.00        0.09         1.75        1.84
 Class B
  10/31/97              13.42        0.10         2.79        2.89
  10/31/96    (1)       13.27         -           0.15        0.15
  09/30/96              11.73        0.13         1.65        1.78
 Class C
  10/31/97              13.42        0.12         2.79        2.91
  10/31/96    (1)       13.27         -           0.15        0.15
  09/30/96              11.73        0.15         1.65        1.80
  09/30/95    (3)       10.00        0.03         1.75        1.78
Tactical Asset Allocation
 Class A
  10/31/97             $11.19       $0.19        $2.02       $2.21
  10/31/96    (1)       11.03        0.02         0.14        0.16
  09/30/96              10.00        0.08         1.03        1.11
 Class B
  10/31/97              11.18        0.11         2.02        2.13
  10/31/96    (1)       11.02        0.02         0.14        0.16
  09/30/96              10.00         -           1.03        1.03
 Class C
  10/31/97              11.18        0.12         2.02        2.14
  10/31/96    (1)       11.03        0.01         0.14        0.15
  09/30/96              10.00        0.02         1.03        1.05
Balanced
 Class A
  10/31/97              13.58        0.19         2.52        2.71
  10/31/96    (1)       13.47        0.01         0.10        0.11
  09/30/96              11.47        0.24         2.25        2.49
  09/30/95    (3)       10.00        0.05         1.47        1.52
 Class B
  10/31/97              13.56        0.12         2.52        2.64
  10/31/96    (1)       13.46         -           0.10        0.10
  09/30/96              11.47        0.15         2.25        2.40
 Class C
  10/31/97              13.57        0.12         2.52        2.64
  10/31/96    (1)       13.46        0.01         0.10        0.11
  09/30/96              11.47        0.16         2.25        2.41
  09/30/95    (3)       10.00        0.01         1.47        1.48
Flexible Income
 Class A
  10/31/97               9.33        0.61         0.42        1.03
  10/31/96    (1)        9.19        0.05         0.14        0.19
  09/30/96               9.17        0.60          -          0.60
  09/30/95               8.83        0.61         0.37        0.98
  09/30/94    (7)        9.59        0.65        (0.81)      (0.16)
 Class B
  10/31/97               9.32        0.56         0.42        0.98
  10/31/96    (1)        9.18        0.05         0.14        0.19
  09/30/96               9.17        0.53          -          0.53
 Class C
  10/31/97               9.32        0.57         0.42        0.99
  10/31/96    (1)        9.18        0.05         0.14        0.19
  09/30/96               9.17        0.54          -          0.54
  09/30/95               8.83        0.56         0.37        0.93
  09/30/94    (7)        9.59        0.60        (0.81)      (0.21)
Income Plus
 Class A
  10/31/97             $10.61       $0.76        $0.44       $1.20
  10/31/96    (1)       10.41        0.04         0.22        0.26
  09/30/96              10.36        0.72         0.04        0.76
  09/30/95               9.75        0.75         0.71        1.46
  09/30/94              10.98        0.76        (1.10)      (0.34)
 Class B
  10/31/97              10.61        0.69         0.44        1.13
  10/31/96    (1)       10.40        0.05         0.22        0.27
  09/30/96              10.35        0.65         0.04        0.69
 Class C
  10/31/97              10.61        0.70         0.44        1.14
  10/31/96    (1)       10.40        0.05         0.22        0.27
  09/30/96              10.35        0.66         0.04        0.70
  09/30/95               9.74        0.69         0.71        1.40
  09/30/94              10.98        0.66        (1.10)      (0.44)
Tax-Exempt
 Class A
  10/31/97              11.40        0.53         0.43        0.96
  10/31/96    (1)       11.36        0.05         0.04        0.09
  09/30/96              11.34        0.55         0.10        0.65
  09/30/95              11.10        0.55         0.29        0.84
  09/30/94              12.07        0.56        (0.60)      (0.04)
 Class B
  10/31/97              11.40        0.44         0.43        0.87
  10/31/96    (1)       11.36        0.04         0.04        0.08
  09/30/96              11.34        0.48         0.10        0.58
 Class C
  10/31/97              11.40        0.50         0.43        0.93
  10/31/96    (1)       11.36        0.04         0.04        0.08
  09/30/96              11.34        0.52         0.10        0.62
  09/30/95              11.10        0.52         0.29        0.81
  09/30/94              12.07        0.53        (0.60)      (0.07)


                              Distributions
                                                          Net Asset
  Year or             From Net    From Net                   Value,
  Period            Investment    Realized        Total         End
  Ended                 Income  Cptl Gains      Distbns   of Period

Aggressive Growth
 Class A
  10/31/97               $-        $(0.67)      $(0.67)     $18.77
  10/31/96    (1)         -           -            -         15.70
  09/30/96    (2)         -         (1.02)       (1.02)      15.75
  09/30/95    (3)         -           -            -         17.68
 Class B
  10/31/97                -         (0.67)       (0.67)      18.58
  10/31/96    (1)         -           -            -         15.58
  09/30/96    (2)         -         (1.02)       (1.02)      15.63
 Class C
  10/31/97                -         (0.67)       (0.67)      18.61
  10/31/96    (1)         -           -            -         15.60
  09/30/96    (2)         -         (1.02)       (1.02)      15.65
  09/30/95    (3)         -           -            -         17.64
International Equity
 Class A
  10/31/97    (4)         -           -            -         10.57
 Class B
  10/31/97    (4)         -           -            -         10.52
 Class C
  10/31/97    (4)         -           -            -         10.53
Capital Appreciation
 Class A
  10/31/97                -         (0.21)       (0.21)      15.90
  10/31/96    (1)         -           -            -         15.49
  09/30/96    (2)       (0.07)      (0.82)       (0.89)      15.75
  09/30/95    (3)         -           -            -         13.54
 Class B
  10/31/97                -         (0.21)       (0.21)      15.74
  10/31/96    (1)         -           -            -         15.42
  09/30/96                -         (0.82)       (0.82)      15.69
 Class C
  10/31/97                -         (0.21)       (0.21)      15.77
  10/31/96    (1)         -           -            -         15.43
  09/30/96    (2)       (0.01)      (0.82)       (0.83)      15.70
  09/30/95    (3)         -           -            -         13.49
Global
 Class A
  10/31/97                -         (2.10)       (2.10)      23.74
  10/31/96    (1)         -           -            -         21.39
  09/30/96                -         (0.62)       (0.62)      21.40
  09/30/95                -         (0.56)       (0.56)      17.73
  09/30/94                -           -            -         15.93
 Class B
  10/31/97                -         (2.10)       (2.10)      23.38
  10/31/96    (1)         -           -            -         21.13
  09/30/96                -         (0.62)       (0.62)      21.14
 Class C
  10/31/97                -         (2.10)       (2.10)      23.30
  10/31/96    (1)         -           -            -         21.03
  09/30/96                -         (0.62)       (0.62)      21.04
  09/30/95                -         (0.56)       (0.56)      17.46
  09/30/94                -           -            -         15.74
Growth
 Class A
  10/31/97               $-        $(0.47)      $(0.47)     $25.04
  10/31/96    (1)         -           -            -         21.97
  09/30/96                -         (5.18)       (5.18)      22.21
  09/30/95                -         (0.07)       (0.07)      22.84
  09/30/94  (2,7)         -         (0.47)       (0.47)      16.78
 Class B
  10/31/97                -         (0.47)       (0.47)      24.55
  10/31/96    (1)         -           -            -         21.60
  09/30/96                -         (5.18)       (5.18)      21.85
 Class C
  10/31/97                -         (0.47)       (0.47)      24.62
  10/31/96    (1)         -           -            -         21.65
  09/30/96                -         (5.18)       (5.18)      21.91
  09/30/95                -         (0.07)       (0.07)      22.64
  09/30/94    (2)         -         (0.47)       (0.47)      16.68
 Class T
  10/31/97                -         (0.47)       (0.47)      25.31
  10/31/96    (1)         -           -            -         22.17
  09/30/96    (5)         -           -            -         22.41
C.A.S.E.
 Class A
  10/31/97    (2)       (0.51)        -          (0.51)      12.90
  10/31/96    (1)         -           -            -         10.56
  09/30/96    (6)         -           -            -         10.46
 Class B
  10/31/97    (2)       (0.45)        -          (0.45)      12.85
  10/31/96    (1)         -           -            -         10.51
  09/30/96    (6)         -           -            -         10.41
 Class C
  10/31/97    (2)       (0.46)        -          (0.46)      12.86
  10/31/96    (1)         -           -            -         10.52
  09/30/96    (6)         -           -            -         10.42
Value Equity
 Class A
  10/31/97    (4)         -           -            -         11.71
 Class B
  10/31/97    (4)         -           -            -         11.67
 Class C
  10/31/97    (4)         -           -            -         11.67
Strategic Total Return
 Class A
  10/31/97              (0.19)      (0.32)       (0.51)      15.91
  10/31/96    (1)         -           -            -         13.43
  09/30/96              (0.17)      (0.15)       (0.32)      13.27
  09/30/95    (3)       (0.10)        -          (0.10)      11.74
 Class B
  10/31/97              (0.10)      (0.32)       (0.42)      15.89
  10/31/96    (1)         -           -            -         13.42
  09/30/96              (0.09)      (0.15)       (0.24)      13.27
 Class C
  10/31/97              (0.11)      (0.32)       (0.43)      15.90
  10/31/96    (1)         -           -            -         13.42
  09/30/96              (0.11)      (0.15)       (0.26)      13.27
  09/30/95    (3)       (0.05)        -          (0.05)      11.73
Tactical Asset Allocation
 Class A
  10/31/97             $(0.17)     $(0.04)      $(0.21)     $13.19
  10/31/96    (1)         -           -            -         11.19
  09/30/96              (0.08)        -          (0.08)      11.03
 Class B
  10/31/97              (0.09)      (0.04)       (0.13)      13.18
  10/31/96    (1)         -           -            -         11.18
  09/30/96              (0.01)        -          (0.01)      11.02
 Class C
  10/31/97              (0.10)      (0.04)       (0.14)      13.18
  10/31/96    (1)         -           -            -         11.18
  09/30/96              (0.02)        -          (0.02)      11.03
Balanced
 Class A
  10/31/97              (0.20)      (1.75)       (1.95)      14.34
  10/31/96    (1)         -           -            -         13.58
  09/30/96              (0.21)      (0.28)       (0.49)      13.47
  09/30/95    (3)       (0.05)        -          (0.05)      11.47
 Class B
  10/31/97              (0.12)      (1.75)       (1.87)      14.33
  10/31/96    (1)         -           -            -         13.56
  09/30/96              (0.13)      (0.28)       (0.41)      13.46
 Class C
  10/31/97              (0.13)      (1.75)       (1.88)      14.33
  10/31/96    (1)         -           -            -         13.57
  09/30/96              (0.14)      (0.28)       (0.42)      13.46
  09/30/95    (3)       (0.01)        -          (0.01)      11.47
Flexible Income
 Class A
  10/31/97              (0.61)        -          (0.61)       9.75
  10/31/96    (1)       (0.05)        -          (0.05)       9.33
  09/30/96              (0.58)        -          (0.58)       9.19
  09/30/95              (0.64)        -          (0.64)       9.17
  09/30/94    (7)       (0.60)        -          (0.60)       8.83
 Class B
  10/31/97              (0.55)        -          (0.55)       9.75
  10/31/96    (1)       (0.05)        -          (0.05)       9.32
  09/30/96              (0.52)        -          (0.52)       9.18
 Class C
  10/31/97              (0.56)        -          (0.56)       9.75
  10/31/96    (1)       (0.05)        -          (0.05)       9.32
  09/30/96              (0.53)        -          (0.53)       9.18
  09/30/95              (0.59)        -          (0.59)       9.17
  09/30/94    (7)       (0.55)        -          (0.55)       8.83
Income Plus
 Class A
  10/31/97             $(0.75)     $(0.10)      $(0.85)     $10.96
  10/31/96    (1)       (0.06)        -          (0.06)      10.61
  09/30/96              (0.71)        -          (0.71)      10.41
  09/30/95              (0.75)      (0.10)       (0.85)      10.36
  09/30/94              (0.75)      (0.14)       (0.89)       9.75
 Class B
  10/31/97              (0.68)      (0.10)       (0.78)      10.96
  10/31/96    (1)       (0.06)        -          (0.06)      10.61
  09/30/96              (0.64)        -          (0.64)      10.40
 Class C
  10/31/97              (0.69)      (0.10)       (0.79)      10.96
  10/31/96    (1)       (0.06)        -          (0.06)      10.61
  09/30/96              (0.65)        -          (0.65)      10.40
  09/30/95              (0.69)      (0.10)       (0.79)      10.35
  09/30/94              (0.66)      (0.14)       (0.80)       9.74
Tax-Exempt
 Class A
  10/31/97              (0.53)      (0.08)       (0.61)      11.75
  10/31/96    (1)       (0.05)        -          (0.05)      11.40
  09/30/96              (0.56)      (0.07)       (0.63)      11.36
  09/30/95              (0.56)      (0.04)       (0.60)      11.34
  09/30/94              (0.54)      (0.39)       (0.93)      11.10
 Class B
  10/31/97              (0.45)      (0.08)       (0.53)      11.74
  10/31/96    (1)       (0.04)        -          (0.04)      11.40
  09/30/96              (0.49)      (0.07)       (0.56)      11.36
 Class C
  10/31/97              (0.50)      (0.08)       (0.58)      11.75
  10/31/96    (1)       (0.04)        -          (0.04)      11.40
  09/30/96              (0.53)      (0.07)       (0.60)      11.36
  09/30/95              (0.53)      (0.04)       (0.57)      11.34
  09/30/94              (0.51)      (0.39)       (0.90)      11.10


                                          Ratios/Supplemental Data
                               Net Assets,
  Year or                        End of   Ratio of Exps to Avg NA (9)  (10)
  Period                 Total      Period    Excluding                Including
  Ended             Return (8)     (000's)      Credits       Gross      Credits

Aggressive Growth
 Class A
  10/31/97          24.71 %       $31,260       1.85%       2.44%        1.85%
  10/31/96    (1)   (0.32)         21,938       1.85        2.62         1.85
  09/30/96    (2)   (4.91)         22,078       1.85        2.60         1.85
  09/30/95    (3)   76.80          16,747       2.85        3.35         2.85
 Class B
  10/31/97          24.47           4,880       2.50        3.09         2.50
  10/31/96    (1)   (0.32)          1,992       2.50        3.27         2.50
  09/30/96    (2)   (5.33)          1,800       2.50        3.25         2.50
 Class C
  10/31/97          24.50           3,468       2.40        2.99         2.40
  10/31/96    (1)   (0.32)          2,129       2.40        3.17         2.40
  09/30/96    (2)   (5.22)          2,250       2.40        3.15         2.40
  09/30/95    (3)   76.40           1,736       3.40        3.91         3.40
International Equity
 Class A
  10/31/97    (4)    5.70           3,076       1.70        8.93         1.70
 Class B
  10/31/97    (4)    5.20             589       2.35        9.58         2.35
 Class C
  10/31/97    (4)    5.30             399       2.25        9.48         2.25
Capital Appreciation
 Class A
  10/31/97           4.09          20,605       1.85        2.66         1.85
  10/31/96    (1)   (1.59)         19,350       1.85        2.48         1.85
  09/30/96    (2)   24.35          18,713       1.85        2.72         1.85
  09/30/95    (3)   35.40           6,241       2.90        4.17         2.85
 Class B
  10/31/97           3.56           2,866       2.50        3.31         2.50
  10/31/96    (1)   (1.66)          2,132       2.50        3.13         2.50
  09/30/96          23.63           2,022       2.50        3.37         2.50
 Class C
  10/31/97           3.64           1,751       2.40        3.21         2.40
  10/31/96    (1)   (1.66)          2,243       2.40        3.03         2.40
  09/30/96    (2)   23.81           2,369       2.40        3.27         2.40
  09/30/95    (3)   34.90           2,565       3.45        4.72         3.40
Global
 Class A
  10/31/97          22.72         218,681       1.91           -         1.91
  10/31/96    (1)   (0.05)        135,837       2.08           -         2.07
  09/30/96          25.04         131,347       2.09           -         2.06
  09/30/95          15.47          89,397       2.10           -         1.97
  09/30/94          19.33          81,241       2.14           -            -
 Class B
  10/31/97          22.53          43,951       2.56           -         2.56
  10/31/96    (1)   (0.05)          5,966       2.73           -         2.72
  09/30/96          24.70           5,000       2.74           -         2.71
 Class C
  10/31/97          22.72          27,210       2.46           -         2.46
  10/31/96    (1)   (0.05)          8,624       2.63           -         2.62
  09/30/96          24.91           8,081       2.64           -         2.61
  09/30/95          15.14           3,567       2.65           -         2.52
  09/30/94          17.90           3,571       4.04           -            -
Growth
 Class A
  10/31/97          16.40 %      $614,544       1.61%          -  %      1.61%
  10/31/96    (1)   (1.09)        565,032       1.68           -         1.68
  09/30/96          22.41         567,564       1.83           -         1.82
  09/30/95          36.70         485,935       1.86           -         1.84
  09/30/94  (2,7)   (6.72)        431,207       1.76           -            -
 Class B
  10/31/97          16.11          13,046       2.26           -         2.26
  10/31/96    (1)   (1.14)          5,242       2.32           -         2.32
  09/30/96          21.87           4,536       2.46           -         2.45
 Class C
  10/31/97          16.19          14,295       2.16           -         2.16
  10/31/96    (1)   (1.19)         11,016       2.23           -         2.23
  09/30/96          22.15          11,167       2.34           -         2.33
  09/30/95          36.32           5,593       2.41           -         2.38
  09/30/94    (2)   (7.72)          3,423       3.48           -            -
 Class T
  10/31/97           16.54        603,129       1.26           -         1.26
  10/31/96    (1)   (1.03)        573,884       1.33           -         1.33
  09/30/96    (5)     0.81        585,505       1.18           -         1.17
C.A.S.E.
 Class A
  10/31/97    (2)   28.31           3,920       1.85        4.62         1.85
  10/31/96    (1)    0.96           1,675       1.85        6.79         1.84
  09/30/96    (6)    4.60           1,455       2.85        5.89         2.85
 Class B
  10/31/97    (2)   27.62           2,436       2.50        5.27         2.50
  10/31/96    (1)    0.96           1,159       2.50        7.44         2.49
  09/30/96    (6)    4.10           1,100       3.50        6.54         3.50
 Class C
  10/31/97    (2)   27.73           2,028       2.40        5.17         2.40
  10/31/96    (1)    0.96             687       2.40        7.34         2.39
  09/30/96    (6)    4.20             613       3.40        6.44         3.40
Value Equity
 Class A
  10/31/97    (4)   17.14           5,305       1.50        4.05         1.50
 Class B
  10/31/97    (4)   16.65           2,850       2.15        4.70         2.15
 Class C
  10/31/97    (4)   16.73           1,607       2.05        4.60         2.05
Strategic Total Return
 Class A
  10/31/97          22.80          21,629       1.85        2.28         1.85
  10/31/96    (1)    1.20          11,744       1.85        2.76         1.82
  09/30/96          16.00          11,314       1.85        2.79         1.79
  09/30/95    (3)   18.43           5,167       2.99        4.57         2.85
 Class B
  10/31/97          22.03           4,698       2.50        2.93         2.50
  10/31/96    (1)    1.13           1,684       2.50        3.40         2.47
  09/30/96          15.38           1,537       2.50        3.44         2.44
 Class C
  10/31/97          22.15           4,332       2.40        2.83         2.40
  10/31/96    (1)    1.13           1,792       2.40        3.30         2.37
  09/30/96          15.49           1,728       2.40        3.34         2.34
  09/30/95    (3)   17.95             281       3.54        5.12         3.40
Tactical Asset Allocation
 Class A
  10/31/97          19.84%        $12,291       1.85%       2.30%        1.85%
  10/31/96    (1)    1.45           8,396       1.85        2.65         1.85
  09/30/96          11.07           7,401       2.85        3.20         2.85
 Class B
  10/31/97          19.08           9,747       2.50        2.95         2.50
  10/31/96    (1)    1.45           5,013       2.50        3.30         2.50
  09/30/96          10.39           4,848       3.50        3.85         3.50
 Class C
  10/31/97          19.20           5,088       2.40        2.85         2.40
  10/31/96    (1)    1.36           4,758       2.40        3.20         2.40
  09/30/96          10.50           4,641       3.40        3.75         3.40
Balanced
 Class A
  10/31/97          22.96          13,414       1.85        2.88         1.85
  10/31/96    (1)    0.81           8,402       1.85        3.44         1.85
  09/30/96          22.12           8,056       1.85        3.11         1.85
  09/30/95    (3)   15.27           3,670       2.92        4.48         2.85
 Class B
  10/31/97          22.19           2,583       2.50        3.53         2.50
  10/31/96    (1)    0.74             878       2.50        4.09         2.50
  09/30/96          21.38             687       2.50        3.76         2.50
 Class C
  10/31/97          22.31           1,561       2.40        3.43         2.40
  10/31/96    (1)    0.81             967       2.40        3.99         2.40
  09/30/96          21.49             943       2.40        3.66         2.40
  09/30/95    (3)   14.77           3,365       3.47        5.03         3.40
Flexible Income
 Class A
  10/31/97          11.53          15,532       1.85        2.40         1.85
  10/31/96    (1)    2.08          17,001       1.85        2.98         1.85
  09/30/96           6.73          17,065       1.85        2.07         1.85
  09/30/95          11.57          19,786       1.87        1.94         1.85
  09/30/94    (7)   (1.54)         21,527       1.85        2.13            -
 Class B
  10/31/97          10.79             746       2.50        3.05         2.50
  10/31/96    (1)    2.04             522       2.50        3.63         2.50
  09/30/96           5.94             494       2.50        2.72         2.50
 Class C
  10/31/97          10.91             928       2.40        2.95         2.40
  10/31/96    (1)    2.04             846       2.40        3.53         2.40
  09/30/96           6.03             883       2.40        2.62         2.40
  09/30/95          10.95             558       2.42        2.49         2.40
  09/30/94    (7)   (2.15)            691       2.40        8.59            -
Income Plus
 Class A
  10/31/97          11.86 %       $65,612       1.27%          -  %      1.27%
  10/31/96    (1)    2.53          66,285       1.33           -         1.32
  09/30/96           7.64          65,252       1.33           -         1.31
  09/30/95          15.85          68,746       1.29           -         1.26
  09/30/94          (3.28)         63,995       1.33           -            -
 Class B
  10/31/97          11.10           1,761       1.92           -         1.92
  10/31/96    (1)    2.59             804       1.98           -         1.97
  09/30/96           6.95             774       1.98           -         1.96
 Class C
  10/31/97          11.22           3,480       1.82           -         1.82
  10/31/96    (1)    2.59           2,781       1.88           -         1.87
  09/30/96           7.05           2,684       1.88           -         1.86
  09/30/95          15.08           1,980       1.84           -         1.81
  09/30/94          (4.55)          2,112       3.52           -            -
Tax-Exempt
 Class A
  10/31/97           8.68          23,320       1.00        1.63         1.00
  10/31/96    (1)    0.76          24,439       1.00        1.89         1.00
  09/30/96           5.89          24,708       1.00        1.46         1.00
  09/30/95           7.75          27,401       1.02        1.35         1.00
  09/30/94          (0.41)         29,096       1.00        1.30            -
 Class B
  10/31/97           7.93             377       1.65        2.28         1.65
  10/31/96    (1)    0.71             198       1.65        2.54         1.65
  09/30/96           5.21             189       1.65        2.11         1.65
 Class C
  10/31/97           8.39             921       1.25        1.88         1.25
  10/31/96    (1)    0.74             939       1.25        2.14         1.25
  09/30/96           5.63             907       1.25        1.71         1.25
  09/30/95           7.48             454       1.27        1.60         1.25
  09/30/94          (0.73)            277       1.25       20.88            -


                 Net Investment
  Year or        Income (Loss)   Portfolio      Average
  Period            to Average    Turnover   Commission
  Ended          Net Assets (10) Rate (11)    Rate (12)

Aggressive Growth
 Class A
  10/31/97           (1.07)%     120.96%       $0.0707
  10/31/96    (1)    (1.06)        9.40         0.0662
  09/30/96    (2)    (1.15)      127.49         0.0715
  09/30/95    (3)    (2.39)       88.28            -
 Class B
  10/31/97           (1.71)      120.96         0.0707
  10/31/96    (1)    (1.71)        9.40         0.0662
  09/30/96    (2)    (1.80)      127.49         0.0715
 Class C
  10/31/97           (1.62)      120.96         0.0707
  10/31/96    (1)    (1.62)        9.40         0.0662
  09/30/96    (2)    (1.70)      127.49         0.0715
  09/30/95    (3)    (2.94)       88.28            -
International Equity
 Class A
  10/31/97    (4)     0.19        21.85         0.0209
 Class B
  10/31/97    (4)    (0.45)       21.85         0.0209
 Class C
  10/31/97    (4)    (0.35)       21.85         0.0209
Capital Appreciation
 Class A
  10/31/97           (1.27)      130.48         0.0447
  10/31/96    (1)    (1.41)       10.11         0.0340
  09/30/96    (2)    (0.35)      160.72         0.0369
  09/30/95    (3)     0.75       262.97            -
 Class B
  10/31/97           (1.92)      130.48         0.0447
  10/31/96    (1)    (2.06)       10.11         0.0340
  09/30/96           (1.00)      160.72         0.0369
 Class C
  10/31/97           (1.82)      130.48         0.0447
  10/31/96    (1)    (1.96)       10.11         0.0340
  09/30/96    (2)    (0.90)      160.72         0.0369
  09/30/95    (3)     0.20       262.97            -
Global
 Class A
  10/31/97           (0.50)       91.02         0.0457
  10/31/96    (1)    (1.15)        2.59         0.0520
  09/30/96           (0.67)       97.94         0.0489
  09/30/95           (0.43)      161.48            -
  09/30/94           (0.55)      148.01            -
 Class B
  10/31/97           (1.15)       91.02         0.0457
  10/31/96    (1)    (1.80)        2.59         0.0520
  09/30/96           (1.32)       97.94         0.0489
 Class C
  10/31/97           (1.05)       91.02         0.0457
  10/31/96    (1)    (1.70)        2.59         0.0520
  09/30/96           (1.22)       97.94         0.0489
  09/30/95           (0.98)      161.48            -
  09/30/94           (2.46)      148.01            -
Growth
 Class A
  10/31/97           (0.10)%      91.52%       $0.0443
  10/31/96    (1)    (0.13)        9.40         0.0360
  09/30/96           (0.22)       57.80         0.0385
  09/30/95           (0.26)      123.26            -
  09/30/94  (2,7)     0.04        63.73            -
 Class B
  10/31/97           (0.75)       91.52         0.0443
  10/31/96    (1)    (0.78)        9.40         0.0360
  09/30/96           (0.86)       57.80         0.0385
 Class C
  10/31/97           (0.65)       91.52         0.0443
  10/31/96    (1)    (0.68)        9.40         0.0360
  09/30/96           (0.77)       57.80         0.0385
  09/30/95           (0.81)      123.26            -
  09/30/94    (2)    (1.68)       63.73            -
 Class T
  10/31/97            0.25        91.52         0.0443
  10/31/96    (1)    (0.20)        9.40         0.0360
  09/30/96    (5)     0.36        57.80         0.0385
C.A.S.E.
 Class A
  10/31/97    (2)    (0.34)      183.06         0.0604
  10/31/96    (1)     0.27        20.69         0.0603
  09/30/96    (6)    10.00       654.49         0.0396
 Class B
  10/31/97    (2)    (0.99)      183.06         0.0604
  10/31/96    (1)     0.38        20.69         0.0603
  09/30/96    (6)     9.35       654.49         0.0396
 Class C
  10/31/97    (2)    (0.89)      183.06         0.0604
  10/31/96    (1)     0.28        20.69         0.0603
  09/30/96    (6)     9.45       654.49         0.0396
Value Equity
 Class A
  10/31/97    (4)     0.38         6.40         0.0673
 Class B
  10/31/97    (4)    (0.28)        6.40         0.0673
 Class C
  10/31/97    (4)    (0.18)        6.40         0.0673
Strategic Total Return
 Class A
  10/31/97          1.41          51.44         0.0607
  10/31/96    (1)   1.47           5.50         0.0591
  09/30/96          1.67          40.58         0.0622
  09/30/95    (3)   0.85          34.67            -
 Class B
  10/31/97          0.76          51.44         0.0607
  10/31/96    (1)   0.82           5.50         0.0591
  09/30/96          1.02          40.58         0.0622
 Class C
  10/31/97          0.86          51.44         0.0607
  10/31/96    (1)   0.92           5.50         0.0591
  09/30/96          1.12          40.58         0.0622
  09/30/95    (3)   0.30          34.67            -
Tactical Asset Allocation
 Class A
  10/31/97            1.57%       71.63%       $0.0732
  10/31/96    (1)     1.26         2.38         0.0800
  09/30/96            0.72        56.22         0.0828
 Class B
  10/31/97            0.92        71.63         0.0732
  10/31/96    (1)     0.61         2.38         0.0800
  09/30/96            0.07        56.22         0.0828
 Class C
  10/31/97            1.02        71.63         0.0732
  10/31/96    (1)     0.71         2.38         0.0800
  09/30/96            0.17        56.22         0.0828
Balanced
 Class A
  10/31/97            1.29       127.08         0.0481
  10/31/96    (1)     1.84         9.08         0.0408
  09/30/96            1.87       175.78         0.0443
  09/30/95    (3)     0.56        82.48            -
 Class B
  10/31/97            0.64       127.08         0.0481
  10/31/96    (1)     1.18         9.08         0.0408
  09/30/96            1.22       175.78         0.0443
 Class C
  10/31/97            0.74       127.08         0.0481
  10/31/96    (1)     1.28         9.08         0.0408
  09/30/96            1.32       175.78         0.0443
  09/30/95    (3)     0.01        82.48            -
Flexible Income
 Class A
  10/31/97            6.41       135.53            -
  10/31/96    (1)     6.15        16.16            -
  09/30/96            6.46       135.38            -
  09/30/95            7.03       149.58            -
  09/30/94    (7)     6.57       105.40            -
 Class B
  10/31/97            5.76       135.53            -
  10/31/96    (1)     5.50        16.16            -
  09/30/96            5.81       135.38            -
 Class C
  10/31/97            5.86       135.53            -
  10/31/96    (1)     5.60        16.16            -
  09/30/96            5.91       135.38            -
  09/30/95            6.48       149.58            -
  09/30/94    (7)     6.03       105.40            -
Income Plus
 Class A
  10/31/97            7.14%       62.28%          $-
  10/31/96    (1)     5.60         1.58            -
  09/30/96            6.89        65.96            -
  09/30/95            7.53        25.07            -
  09/30/94            7.35        48.12            -
 Class B
  10/31/97            6.49        62.28            -
  10/31/96    (1)     4.95         1.58            -
  09/30/96            6.24        65.96            -
 Class C
  10/31/97            6.59        62.28            -
  10/31/96    (1)     5.05         1.58            -
  09/30/96            6.34        65.96            -
  09/30/95            6.98        25.07            -
  09/30/94            5.16        48.12            -
Tax-Exempt
 Class A
  10/31/97            4.60        71.29            -
  10/31/96    (1)     4.60         3.79            -
  09/30/96            4.88        71.05            -
  09/30/95            4.83       126.48            -
  09/30/94            4.83        59.84            -
 Class B
  10/31/97            3.95        71.29            -
  10/31/96    (1)     3.94         3.79            -
  09/30/96            4.23        71.05            -
 Class C
  10/31/97            4.35        71.29            -
  10/31/96    (1)     4.34         3.79            -
  09/30/96            4.63        71.05            -
  09/30/95            4.58       126.48            -
  09/30/94            4.58        59.84            -



Notes to Financial Highlights

(1) For the month ended October 31, 1996. On October 1, 1996, each Portfolio changed its fiscal year end from September 30 to October 31.
(2) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for the Aggressive Growth Portfolio Classes A, B and C, for the period ended 9/30/96, in the amount of $1.02, and for the Growth Portfolio Classes A and C, for the period ended 9/30/94, in the amount of $0.14. Dividends from net investment income include distributions in excess of current net investment income for the Capital Appreciation Portfolio Classes A and C, for the period ended 9/30/96 in the amount of $.01 and for the C.A.S.E. Portfolio Classes A, B and C for the period ended 10/31/97 in the amount of $.08.
(3)  From commencement of investment operations, December 2, 1994.
(4)  From commencement of investment operations, February 3, 1997.
(5)  From commencement of investment operations, September 20, 1996.
(6)  From commencement of investment operations, February 1, 1996.
(7) On October 1, 1993, Flexible Income Class A initiated a 12b-1 plan of distribution. On October 1, 1993, Growth changed its distribution rate to 0.35% from 0.25%.
(8) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A or Class T Shares. Periods of less than one year are not annualized.
(9)  Ratio of expenses to average net assets shows:
         Excluding Credits (total expenses less amounts waived/reimbursed by the investment adviser).
         Gross (total expenses not taking into account waived/reimbursed amounts by the investment adviser or affiliated brokerage and custody earnings credits). Including Credits (expenses less amounts waived/reimbursed by the investment adviser and reduced by affiliated brokerage and custody earnings credits).
(10) Periods of less than one year are annualized. The ratio of Net Investment Income (Loss) is based upon Net Investment Income (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.
(11) Growth's acquisition of investment securities of IDEX Fund and IDEX Fund 3 has been eliminated from the September 30, 1996 portfolio turnover calculation. Periods of less than one year are not annualized.
(12) Amount represents average commission rate paid per share of securities purchased or sold during the period. For fiscal years beginning on or after September 1, 1995, disclosure of this rate is required for Portfolios in which equity securities constitute more than 10% of average net assets for the period.
(13) Certain amounts for the periods ended 9/30/96 and 10/31/96 have been reclassified between Net Investment Income (Loss) and Net Realized and Unrealized Gain (Loss).

The notes to the financial statements are an integral part of these statements.


IDEX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997


NOTE 1.Organization and significant accounting policies:

IDEX Series Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of thirteen portfolios (each a "Portfolio" and collectively the "Portfolios"). All Portfolios are diversified except Capital Appreciation. Effective February 1, 1997, Strategic Total Return changed its name from Equity-Income. Effective February 3, 1997, International Equity and Value Equity commenced investment operations.

Multiple class operations: The Portfolios offer for sale three classes of shares (four classes for Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology in accordance with Rule 18f-3 of the 1940 Act. Growth Class T is closed to new shareholders.

The following policies are consistently observed by the Portfolios, and conform with generally accepted accounting principles ("GAAP") for investment companies. In preparing the Portfolios' financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Security valuations: Portfolio investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services, however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such manner as the sub-advisers, under the supervision of the Board of Trustees, determine in good faith.

Security transactions and related investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date except those of foreign securities which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency translation: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Portfolios combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Portfolios (except Income Plus and Tax-Exempt) may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

Futures contracts: The Portfolios (except Income Plus and Tax-Exempt) may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risk associated with the use of futures contracts is imperfect correlation between the change in the value of the contracts and the market value of the securities held by a Portfolio.

Federal taxes: No provisions for Federal income or excise taxes have been made as the Portfolios intend to distribute all income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

Dividend distributions and expenses: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. Each Portfolio bears its own specific expenses as well as a portion of general common expenses.

Reclassifications are made to each Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.


NOTE 2.Fees, earnings credits and related party transactions:

Idex Management, Inc. ("IMI") is the investment adviser for Capital Appreciation, Global, Growth, Balanced and Flexible Income; InterSecurities, Inc. ("ISI") is the investment adviser for Aggressive Growth, International Equity, C.A.S.E., Value Equity, Tactical Asset Allocation, Strategic Total Return, Income Plus and Tax-Exempt. ISI is the Portfolios' underwriter. Idex Investor Services, Inc. ("IIS") is the Portfolios' transfer agent. IMI is owned equally by AUSA Holding Company ("AUSA") and Janus Capital Corporation ("JCC"). ISI and IIS are 100% owned by AUSA. AUSA is a wholly owned subsidiary of AEGON NV, a Netherlands corporation.

Investment advisory and distribution and service fees: The Portfolios pay management fees based upon average daily net assets to their respective investment advisers which will reimburse the Portfolios to the extent that certain operating expenses exceed the stated annual limitation, if any. The Portfolios (except Growth Class T) have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee based on average daily net assets is paid to ISI for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Portfolios. The 12b-1 fee for all Portfolios is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. IMI and ISI have entered into sub-advisory agreements with various management companies to provide investment services to the Portfolios. The advisers compensate the sub-advisers as described in the Prospectus. JCC and AEGON USA Investment Management, Inc. are affiliates and are sub-advisers to certain Portfolios.

 Management fees paid IMI and ISI for their services and other information for the period ended October 31, 1997 is as follows:

                         Annual Rates             Underwriter Commissions (3)

                      Exp
                    Limit
                    (excl  Cls A   Cls B  Cls C         Rcvd      Rtnd  Ctngnt
             Mgmt   12b-1  12b-1   12b-1  12b-1           by        by   Sales
              Fee fees-2)    Fee     Fee    Fee          ISI       ISI   Chrgs
Aggressive
  Growth    1.00%   1.50%  0.35%   1.00%  0.90%    $ 330,689  $ 47,828 $ 4,964
Intl
  Equity    1.00%   1.35%  0.35%   1.00%  0.90%       48,603     7,335     323
Capital
  Apprec    1.00%   1.50%  0.35%   1.00%  0.90%      271,016    42,668   5,270
Global      1.00%  -none-  0.35%   1.00%  0.90%    2,336,372   353,015  13,492
Growth      0.85%   1.50%  0.35%   1.00%  0.90%    2,541,907   396,160  20,142
C.A.S.E.    1.00%   1.50%  0.35%   1.00%  0.90%       69,637    10,625   5,160
Value Equity1.00%   1.15%  0.35%   1.00%  0.90%      105,441    15,512     274
Strategic
  Total
  Return    1.00%   1.50%  0.35%   1.00%  0.90%      260,944    41,330   9,907
Tactical
  Asset
  Allocation1.00%   1.50%  0.35%   1.00%  0.90%      208,715    34,415  15,466
Balanced    1.00%   1.50%  0.35%   1.00%  0.90%      174,256    27,931   5,411
Flexible
  Income    0.90%   1.50%  0.35%   1.00%  0.90%       28,133     4,862     446
Income Plus 0.60%   1.25%  0.35%   1.00%  0.90%       99,411    17,322   3,792
Tax-Exempt  0.60%   0.65%  0.35%   1.00%  0.60%       25,760     4,591    -

(1) The rates for Growth are 1% on $750 million in average net assets, 0.90% on the next $250 million and 0.85% thereafter. The rate for Flexible Income applies to the first $100 million in average net assets. The rates for the remaining Portfolios apply to the first $750 million in average net assets.

(2) International Equity and Value Equity rates are in effect for the first nine months of operations, through October 31, 1997.

(3)Underwriter commissions relate only to front-end sales charges imposed for Class A and Class T shares and contingent deferred sales charges result from Class B share redemptions.

Transfer agency fees and expenses: Each Portfolio incurs IIS annual per-account charges of $15.55 for each open shareholder account, $2.71 for each new account opened, $1.62 for each closed account maintained, and certain out-of-pocket expenses.

Custody earnings credits: Investors Fiduciary Trust Company ("IFTC") is custodian for the Portfolios. Custody earnings credits represent reductions in IFTC's fees in lieu of interest income earned on incidental uninvested cash balances. Such credits have been added back to custody fees to reflect total gross expenses of the Portfolios as applicable. No such credits were received for the period ended October 31, 1997.
Brokerage commissions: Brokerage commissions incurred by Aggressive Growth on security transactions placed with an affiliate of its sub-adviser totalled $78,761 for the year ended October 31, 1997.

Deferred compensation plan: Each eligible Fund trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such trustees may defer payment of a percentage of their total fees earned as a Fund trustee. These deferred amounts may be invested in any Portfolio. Contributions made under the Plan and appreciation (depreciation) and income of Plan assets are included in Trustees fees and expenses. At October 31, 1997, invested plan amounts are included in Other Assets, and the total liability for deferred compensation to trustees is included in Other Liabilities as follows:

Aggressive Growth       $  3,271    Strategic Total Return     $     2,528
International Equity         336    Tactical Asset Allocation        2,239
Capital Appreciation       2,031    Balanced                         1,450
Global                    23,784    Flexible Income                  1,421
Growth                   102,756    Income Plus                      5,854
C.A.S.E.                     691    Tax-Exempt                       5,035
Value Equity                 805    Total                      $   149,201


NOTE 3.               Investment transactions:

The cost of securities purchased and proceeds from securities sold (excluding non-U.S. Government short-term securities) for the period ended October 31, 1997 were as follows:

                           Non-U.S.       Non-U.S.           U.S.          U.S.
                         Government     Government    Governement    Government
                          Purchases          Sales      Purchases        sales
Aggressive Growth     $  41,516,254  $  37,276,573$         -    $       -
International Equity      4,381,618        494,578         -             -
Capital Appreciation     29,160,490     30,259,231    19,251,745     18,678,638
Global                  292,290,534    190,364,119    98,052,756    104,162,441
Growth                  964,857,680    934,996,346   674,489,454    702,585,890
C.A.S.E.                 12,411,844      8,781,345         -             -
Value Equity              8,091,623        314,998     1,036,473       550,000
Strategic Total Return   17,437,639      9,045,645     5,363,024     2,087,576
Tactical Asset Allocation14,363,090      9,133,285     6,525,027     5,367,922
Balanced                 16,786,354     14,559,576     5,809,358     3,322,175
Flexible Income          19,328,018     19,103,240     5,573,093      6,670,677
Income Plus              42,003,029     40,749,062         -             -
Tax-Exempt               16,742,420     18,317,263         -             -

NOTE 4.Shares of beneficial interest transactions (all amounts in thousands):

Aggressive Growth
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                           856     $15,228           45         $717
  Class B                           151       2,597           13          200
  Class C                           108       1,867            3           40

Shares issued  on reinvestment
     of distributions
  Class A                            60        $932          -           $-
  Class B                             6          90          -            -
  Class C                             6          95          -            -

Cost of shares repurchased
  Class A                          (647)   $(11,361)         (50)       $(790)
  Class B                           (22)       (373)         -             (1)
  Class C                           (65)     (1,078)         (10)        (156)

International Equity
                                        Year Ended 10/31/97
                                  Shares      Amount
Proceeds for shares sold
  Class A                           299      $3,192
  Class B                            59         647
  Class C                            50         567

Shares issued  on reinvestment
     of distributions
  Class A                           -          $-
  Class B                           -           -
  Class C                           -           -

Cost of shares repurchased
  Class A                            (8)       $(84)
  Class B                            (3)        (36)
  Class C                           (12)       (142)
Capital Appreciation
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                         2,282     $33,846          231       $3,643
  Class B                            99       1,447           14          221
  Class C                            65         943            7          113

Shares issued  on reinvestment
     of distributions
  Class A                            18        $268          -           $-
  Class B                             2          31          -            -
  Class C                             2          31          -            -

Cost of shares repurchased
  Class A                        (2,253)   $(33,424)        (170)     $(2,667)
  Class B                           (57)       (827)          (5)         (72)
  Class C                          (101)     (1,485)         (13)        (201)

Global
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                         6,033    $135,749          341       $7,350
  Class B                         1,616      36,594           49        1,064
  Class C                           841      18,979           35          736

Shares issued  on reinvestment
     of distributions
  Class A                           679     $13,478          -           $-
  Class B                            38         737          -            -
  Class C                            49         954          -            -

Cost of shares repurchased
  Class A                        (3,849)   $(87,573)        (130)     $(2,831)
  Class B                           (56)     (1,307)          (4)         (86)
  Class C                          (132)     (2,934)          (9)        (181)
Growth
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                         7,142    $167,262          690      $15,361
  Class B                           330       7,645           36          790
  Class C                           298       6,873           21          462
  Class T                         1,555      36,454          136        3,066

Shares issued  on reinvestment
     of distributions
  Class A                           523     $11,526          -           $-
  Class B                             6         127          -            -
  Class C                            12         252          -            -
  Class T                           531      11,812          -            -

Cost of shares repurchased
  Class A                        (8,843)  $(207,496)        (523)    $(11,670)
  Class B                           (48)     (1,121)          (1)         (18)
  Class C                          (238)     (5,543)         (22)        (481)
  Class T                        (4,132)    (98,115)        (381)      (8,580)

C.A.S.E.
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                           206      $2,482           20         $211
  Class B                           114       1,352            6           70
  Class C                           154       1,821           14          148
  Class T

Shares issued  on reinvestment
     of distributions
  Class A                             9         $87          -           $-
  Class B                             5          44          -            -
  Class C                             4          42          -            -
  Class T

Cost of shares repurchased
  Class A                           (69)      $(794)          (1)         $(6)
  Class B                           (39)       (439)          (2)         (22)
  Class C                           (65)       (738)          (8)         (80)
  Class T
Value Equity
                                  Year Ended 10/31/97
                                  Shares      Amount
Proceeds for shares sold
  Class A                           524      $5,686
  Class B                           249       2,700
  Class C                           155       1,708

Shares issued  on reinvestment
     of distributions
  Class A                           -          $-
  Class B                           -           -
  Class C                           -           -

Cost of shares repurchased
  Class A                           (71)      $(799)
  Class B                            (5)        (54)
  Class C                           (17)       (193)

Strategic Total Return
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                           617      $9,130           48         $649
  Class B                           196       2,958           10          132
  Class C                           199       2,996            6           80

Shares issued  on reinvestment
     of distributions
  Class A                            35        $490          -           $-
  Class B                             4          60          -            -
  Class C                             5          65          -            -

Cost of shares repurchased
  Class A                          (167)    $(2,459)         (26)       $(354)
  Class B                           (29)       (444)          (1)          (3)
  Class C                           (64)       (955)          (3)         (36)

Tactical Asset Allocation
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                           511      $6,308           87         $973
  Class B                           397       4,885           18          204
  Class C                           275       3,406           20          225

Shares issued  on reinvestment
     of distributions
  Class A                            14        $163          -           $-
  Class B                             6          72          -            -
  Class C                             4          52          -            -

Cost of shares repurchased
  Class A                          (343)    $(4,180)          (8)        $(89)
  Class B                          (112)     (1,379)          (9)         (97)
  Class C                          (318)     (3,798)         (16)        (185)

Balanced
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                           352      $4,647           27         $365
  Class B                           132       1,732           15          203
  Class C                            62         813            2           26

Shares issued  on reinvestment
     of distributions
  Class A                           103      $1,251          -           $-
  Class B                            11         133          -            -
  Class C                            10         119          -            -

Cost of shares repurchased
  Class A                          (139)    $(1,816)          (6)        $(84)
  Class B                           (28)       (364)          (1)         (17)
  Class C                           (34)       (437)          (1)          (9)

Flexible Income
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                           109      $1,032            9          $88
  Class B                            30         285            3           25
  Class C                            53         507            6           51

Shares issued  on reinvestment
     of distributions
  Class A                            84        $791            8          $74
  Class B                             3          30          -              2
  Class C                             5          45          -              4

Cost of shares repurchased
  Class A                          (423)    $(3,984)         (52)       $(487)
  Class B                           (12)       (121)          (1)          (7)
  Class C                           (54)       (509)         (11)        (105)

Income Plus
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                           558      $5,959           45         $477
  Class B                           108       1,147            3           28
  Class C                           284       3,033           15          154

Shares issued  on reinvestment
     of distributions
  Class A                           360      $3,818           27         $287
  Class B                             6          64          -              3
  Class C                            18         189            1           13

Cost of shares repurchased
  Class A                        (1,179)   $(12,535)         (96)     $(1,016)
  Class B                           (29)       (306)          (1)         (16)
  Class C                          (246)     (2,617)         (12)        (123)

Tax-Exempt
                                 Year Ended 10/31/97             Month Ended 1
0/31/96 *
                                  Shares      Amount       Shares       Amount
Proceeds for shares sold
  Class A                            85        $984           14         $153
  Class B                            14         167            1            9
  Class C                            45         522           14          156

Shares issued  on reinvestment
     of distributions
  Class A                            74        $843            6          $67
  Class B                             1           7          -            -
  Class C                             3          31          -              3

Cost of shares repurchased
  Class A                          (318)    $(3,643)         (51)       $(576)
  Class B                            (1)         (5)         -            -
  Class C                           (52)       (591)         (12)        (131)


* On October 1, 1996, each Portfolio changed its fiscal year end from September 30 to October 31.


NOTE 5.Information for federal income tax purposes:

At October 31, 1997:

                                      Unrealized    Unrealized
                                          Apprec        Deprec    Net unrlzd
                            Cost of           of            of        apprec
                         securities  investments   investments      (deprec)
Aggressive Growth     $  34,539,780  $ 7,161,024   $ (465,676)   $ 6,695,348
International Eqty        4,086,314      220,112     (292,345)      (72,235)
Capital Appreciation     21,268,759    3,847,055     (303,375)     3,543,680
Global                  250,329,944   45,976,407   (9,021,784)    36,954,623
Growth                  896,843,064  360,843,919   (13,981,755)  346,862,164
C.A.S.E.                  8,346,651      764,229     (314,817)       449,412
Value Equity              8,996,588      925,758     (252,084)       673,674
Strategic Ttl Return     26,309,676    4,253,927     (223,365)     4,030,562
Tactical Asset Alloc     24,398,845    2,905,318     (308,634)     2,596,684
Balanced                 15,762,310    1,639,060     (110,684)     1,528,376
Flexible Income          15,976,512      829,121      (23,886)       805,235
Income Plus              66,095,136    3,762,407     (371,451)     3,390,956
Tax-Exempt               23,372,158      943,606       (7,610)       935,996

Realized net capital gains available to distribute will be paid to shareholders in December 1997. Capital loss carryforwards utilized during the fiscal year ended October 31, 1997 were:

Aggressive Growth            $      2,547,037   Flexible Income  $      298,509
Capital Appreciation                   68,919   Tax-Exempt                  766

Capital loss carryforwards for International Equity aggregated $28,802 and are available to offset future realized net capital gains through October 31, 2005. Capital loss carryforwards for Flexible Income aggregated $669,528 and are available to offset future realized net capital gains through October 31, 1998; of this amount, $188,609 is available through October 31, 2002. Flexible Income at October 31, 1997, had capital loss carryforwards in the amount of $1,744,936 expire. International Equity and Flexible Income will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carryforwards.



IDEX  Series Fund
Report of Independent Accountants


To the Trustees and Shareholders of
IDEX Series Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting IDEX Series Fund (hereafter referred to as the "Fund") at October 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Kansas City, Missouri
December 8, 1997



IDEX SERIES FUND
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION
October 31, 1997
(unaudited)


The following dividend information for the period ended October 31, 1997, is being provided on a per share basis according to notice requirements under Internal
Revenue Code section 852; however, refer to form 1099-DIV information to prepare income tax returns.


FOR INDIVIDUAL/OTHER

                     Class A Shares
Portfolio                                      Ordinary           Long-term
       Record Date            Total              Income        Capital Gain

Aggressive Growth
       12/20/96           $0.66956            $0.18557            $0.48399

Capital Appreciation
       12/20/96            0.20976                 -               0.20976

Global
       12/20/96            2.09884             0.44680             1.65204

Growth
       12/20/96            0.46765             0.02151             0.44614

Growth - Class T
       12/20/96            0.46765             0.02151             0.44614

C.A.S.E.
       12/20/96            0.51225             0.51225                 -

Strategic Total Return
       12/20/96            0.38489             0.36756             0.01733
       03/14/97            0.03787             0.03787                 -
       06/13/97            0.03834             0.03834                 -
       09/12/97            0.04890             0.04890                 -
                           0.51000             0.49267             0.01733

Tactical Asset Allocation
       12/20/96            0.07773             0.07761             0.00012
       03/14/97            0.04121             0.04121                 -
       06/13/97            0.03898             0.03898                 -
       09/12/97            0.04682             0.04682                 -
                           0.20474             0.20462             0.00012

Balanced
       12/20/96            1.80611             1.54570             0.26041
       03/14/97            0.05124             0.05124                 -
       06/13/97            0.05461             0.05461                 -
       09/12/97            0.03911             0.03911                 -
                           1.95107             1.69066             0.26041

Flexible Income
       11/14/96           $0.05253            $0.05253                $-
       12/20/96            0.06818             0.06818                 -
       01/14/97            0.02866             0.02866                 -
       02/14/97            0.05085             0.05085                 -
       03/14/97            0.05353             0.05353                 -
       04/14/97            0.04777             0.04777                 -
       05/14/97            0.04849             0.04849                 -
       06/13/97            0.05189             0.05189                 -
       07/14/97            0.05003             0.05003                 -
       08/14/97            0.05103             0.05103                 -
       09/12/97            0.05339             0.05339                 -
       10/14/97            0.05276             0.05276                 -
                           0.60911             0.60911                 -

Income Plus
       11/14/96            0.06668             0.06668                 -
       12/20/96            0.17557             0.14638             0.02919
       01/14/97            0.04679             0.04679                 -
       02/14/97            0.06721             0.06721                 -
       03/14/97            0.07165             0.07165                 -
       04/14/97            0.05888             0.05888                 -
       05/14/97            0.05790             0.05790                 -
       06/13/97            0.06053             0.06053                 -
       07/14/97            0.06340             0.06340                 -
       08/14/97            0.05483             0.05483                 -
       09/12/97            0.05860             0.05860                 -
       10/14/97            0.06469             0.06469                 -
                           0.84673             0.81754             0.02919

Class B Shares
Portfolio                                      Ordinary           Long-term
       Record Date            Total              Income        Capital Gain

Aggressive Growth
       12/20/96           $0.66956            $0.18557            $0.48399

Capital Appreciation
       12/20/96            0.20976                 -               0.20976

Global
       12/20/96            2.09884             0.44680             1.65204

Growth
       12/20/96            0.46765             0.02151             0.44614

Growth - Class T
       12/20/96

C.A.S.E.
       12/20/96            0.45276             0.45276                 -

Strategic Total Return
       12/20/96            0.35995             0.34262             0.01733
       03/14/97            0.01747             0.01747                 -
       06/13/97            0.01522             0.01522                 -
       09/12/97            0.02388             0.02388                 -
                           0.41652             0.39919             0.01733

Tactical Asset Allocation
       12/20/96            0.05706             0.05694             0.00012
       03/14/97            0.02392             0.02392                 -
       06/13/97            0.01982             0.01982                 -
       09/12/97            0.02632             0.02632                 -
                           0.12712             0.12700             0.00012

Balanced
       12/20/96            1.78099             1.52058             0.26041
       03/14/97            0.03325             0.03325                 -
       06/13/97            0.03421             0.03421                 -
       09/12/97            0.01767             0.01767                 -
                           1.86612             1.60571             0.26041

Flexible Income
       11/14/96           $0.04745            $0.04745                $-
       12/20/96            0.06052             0.06052                 -
       01/14/97            0.02484             0.02484                 -
       02/14/97            0.04294             0.04294                 -
       03/14/97            0.04899             0.04899                 -
       04/14/97            0.04521             0.04521                 -
       05/14/97            0.04358             0.04358                 -
       06/13/97            0.04659             0.04659                 -
       07/14/97            0.04516             0.04516                 -
       08/14/97            0.04579             0.04579                 -
       09/12/97            0.04810             0.04810                 -
       10/14/97            0.04763             0.04763                 -
                           0.54680             0.54680                 -

Income Plus
       11/14/96            0.06091             0.06091                 -
       12/20/96            0.16685             0.13766             0.02919
       01/14/97            0.04248             0.04248                 -
       02/14/97            0.06085             0.06085                 -
       03/14/97            0.06654             0.06654                 -
       04/14/97            0.05348             0.05348                 -
       05/14/97            0.05239             0.05239                 -
       06/13/97            0.05457             0.05457                 -
       07/14/97            0.05790             0.05790                 -
       08/14/97            0.04892             0.04892                 -
       09/12/97            0.05267             0.05267                 -
       10/14/97            0.05894             0.05894                 -
                           0.77650             0.74731             0.02919

Class C Shares
Portfolio                                      Ordinary           Long-term
       Record Date            Total              Income        Capital Gain

Aggressive Growth
       12/20/96           $0.66956            $0.18557            $0.48399

Capital Appreciation
       12/20/96            0.20976                 -               0.20976

Global
       12/20/96            2.09884             0.44680             1.65204

Growth
       12/20/96            0.46765             0.02151             0.44614

Growth - Class T
       12/20/96

C.A.S.E.
       12/20/96            0.46191             0.46191                 -

Strategic Total Return
       12/20/96            0.36379             0.34646             0.01733
       03/14/97            0.02061             0.02061                 -
       06/13/97            0.01878             0.01878                 -
       09/12/97            0.02773             0.02773                 -
                           0.43091             0.41358             0.01733

Tactical Asset Allocation
       12/20/96            0.06024             0.06012             0.00012
       03/14/97            0.02658             0.02658                 -
       06/13/97            0.02277             0.02277                 -
       09/12/97            0.02948             0.02948                 -
                           0.13907             0.13895             0.00012

Balanced
       12/20/96            1.78486             1.52445             0.26041
       03/14/97            0.03602             0.03602                 -
       06/13/97            0.03735             0.03735                 -
       09/12/97            0.02097             0.02097                 -
                           1.87920             1.61879             0.26041

Flexible Income
       11/14/96           $0.04823            $0.04823                $-
       12/20/96            0.06170             0.06170                 -
       01/14/97            0.02543             0.02543                 -
       02/14/97            0.04608             0.04608                 -
       03/14/97            0.04969             0.04969                 -
       04/14/97            0.04369             0.04369                 -
       05/14/97            0.04434             0.04434                 -
       06/13/97            0.04740             0.04740                 -
       07/14/97            0.04591             0.04591                 -
       08/14/97            0.04659             0.04659                 -
       09/12/97            0.04892             0.04892                 -
       10/14/97            0.04842             0.04842                 -
                           0.55640             0.55640                 -

Income Plus
       11/14/96            0.06180             0.06180                 -
       12/20/96            0.16819             0.13900             0.02919
       01/14/97            0.04314             0.04314                 -
       02/14/97            0.06183             0.06183                 -
       03/14/97            0.06733             0.06733                 -
       04/14/97            0.05431             0.05431                 -
       05/14/97            0.05323             0.05323                 -
       06/13/97            0.05549             0.05549                 -
       07/14/97            0.05874             0.05874                 -
       08/14/97            0.04983             0.04983                 -
       09/12/97            0.05357             0.05357                 -
       10/14/97            0.05982             0.05982                 -
                           0.78728             0.75809             0.02919

 Class A Shares
                                                Exempt-
                                               Interest           Long-term
                              Total       Dividends (1)        Capital Gain

Tax-Exempt
       11/14/96            0.04703             0.04703                 -
       12/20/96            0.12360             0.07447             0.04913
       01/14/97            0.03215             0.03215                 -
       02/14/97            0.04977             0.04977                 -
       03/14/97            0.04728             0.04728                 -
       04/14/97            0.04112             0.04112                 -
       05/14/97            0.04277             0.04277                 -
       06/13/97            0.04500             0.04500                 -
       07/14/97            0.04329             0.04329                 -
       08/14/97            0.04631             0.04631                 -
       09/12/97            0.04707             0.04707                 -
       10/14/97            0.04436             0.04436                 -
                           0.60975             0.56062             0.04913

Class B Shares
                                                Exempt-
                                               Interest           Long-term
                              Total       Dividends (1)        Capital Gain

Tax-Exempt
       11/14/96            0.04080             0.04080                 -
       12/20/96            0.11427             0.06514             0.04913
       01/14/97            0.02752             0.02752                 -
       02/14/97            0.04294             0.04294                 -
       03/14/97            0.04177             0.04177                 -
       04/14/97            0.03530             0.03530                 -
       05/14/97            0.03679             0.03679                 -
       06/13/97            0.03853             0.03853                 -
       07/14/97            0.03734             0.03734                 -
       08/14/97            0.03990             0.03990                 -
       09/12/97            0.04067             0.04067                 -
       10/14/97            0.03814             0.03814                 -
                           0.53397             0.48484             0.04913

Class C Shares
                                                Exempt-
                                               Interest           Long-term
                              Total       Dividends (1)        Capital Gain

Tax-Exempt
       11/14/96            0.04463             0.04463                 -
       12/20/96            0.12001             0.07088             0.04913
       01/14/97            0.03037             0.03037                 -
       02/14/97            0.04714             0.04714                 -
       03/14/97            0.04516             0.04516                 -
       04/14/97            0.03888             0.03888                 -
       05/14/97            0.04047             0.04047                 -
       06/13/97            0.04251             0.04251                 -
       07/14/97            0.04100             0.04100                 -
       08/14/97            0.04384             0.04384                 -
       09/12/97            0.04461             0.04461                 -
       10/14/97            0.04197             0.04197                 -
                           0.58059             0.53146             0.04913

(1) Tax-Exempt Portfolio is a municipal bond portfolio, therefore, for tax purposes, the dividends declared are considered exempt-interest dividends, exempt from Federal income tax. Short-term capital gains are ordinary income and are not exempt from federal income taxes.

IDEX SERIES FUND
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION (continued)
October 31, 1997
(unaudited)


QUALIFYING DIVIDENDS - FOR CORPORATION USE ONLY

For long-term capital gain information, refer to the two preceding pages.

Portfolio
          Record Date                    Cls A Shares Cls B Shares Cls C Shares
Cls T Shares

Growth
             12/20/96          $0.02151     $0.02151     $0.02151     $0.02151

Strategic Total Return
             12/20/96           0.24803      0.23120      0.23379
             03/14/97           0.02555      0.01179      0.01391
             06/13/97           0.02587      0.01027      0.01267
             09/12/97           0.03300      0.01611      0.01871
                                0.33245      0.26937      0.27908

Tactical Asset Allocation
             12/20/96           0.00407      0.00298      0.00315
             03/14/97           0.00216      0.00125      0.00139
             06/13/97           0.00204      0.00104      0.00119
             09/12/97           0.00245      0.00138      0.00155
                                0.01072      0.00665      0.00728

Balanced
             12/20/96           1.08873      1.07104      1.07371
             03/14/97           0.03609      0.02342      0.02537
             06/13/97           0.03847      0.02410      0.02537
             09/12/97           0.03847      0.02410      0.02631
                                1.20176      1.14266      1.15076

Income Plus
             11/14/96           0.06668      0.06091      0.06180
             12/20/96           0.14638      0.13766      0.13900
             01/14/97           0.04679      0.04248      0.04314
             02/14/97           0.06721      0.06085      0.06183
             03/14/97           0.07165      0.06654      0.06733
             04/14/97           0.05888      0.05348      0.05431
             05/14/97           0.05790      0.05239      0.05323
             06/13/97           0.06053      0.05457      0.05549
             07/14/97           0.06340      0.05790      0.05874
             08/14/97           0.05483      0.04892      0.04983
             09/12/97           0.05860      0.05267      0.05357
             10/14/97           0.06469      0.05894      0.05982
                                0.81754      0.74731      0.75809


Corporate Deductions: Under Federal tax law, the amounts reportable as qualifying dividends are eligible for the dividends received deduction in the year received as provided by section 243 of the Internal Revenue Code. The tax status of dividends paid will be reported to recipients of Form 1099-DIV after the close of the applicable calendar year. Shareholders are advised to consult their tax adviser concerning the tax treatment of dividends and distributions paid by the Portfolios.





IDEX Series Fund
TRUSTEES
Peter R. Brown
Largo, Florida
Chairman of the Board,
Peter Brown Construction Company

Daniel Calabria
South Pasadena, Florida
Retired; former President/CEO,
Templeton Funds Management, Inc.

James L. Churchill
Hilton Head, South Carolina
Retired; former President of the Avionics
Group of Rockwell International Corporation

Charles C. Harris
Belleair, Florida
Retired; former Senior Vice President,
  Western Reserve Life Assurance Co. of Ohio

G. John Hurley
Largo, Florida
President and Chief Executive Officer
of the Fund;
President and Chief Executive Officer
 of InterSecurities, Inc.

John R. Kenney
Largo, Florida
Chairman of the Board of the Fund;
Chairman of the Board of InterSecurities, Inc.

Julian Lerner
Dallas, Texas
Advisor to the Board of Associated
  Financial Group;
former Investment Consultant and Senior Vice
  President, AIM Capital Management

William W. Short, Jr.
Largo, Florida
President, Shorts, Inc.
Chairman, Southern Apparel Corporation
and S.A.C. Distributors

Jack E. Zimmerman
Dayton, Ohio
Retired; former Director, Regional Marketing,
Martin Marietta Corporation

CORPORATE ADDRESS
201 Highland Avenue
Largo Florida, 33770-2597

 OFFICERS
John R. Kenney
Chairman of the Board

G. John Hurley
President and Chief Executive Officer

Ronald L. Hall
Senior Vice President - Sales & Marketing

Thomas R. Moriarty
Senior Vice President and Treasurer

Thomas E. Pierpan
Vice President, Counsel and Secretary

William H. Geiger
Vice President and Assistant Secretary

Christopher G. Roetzer
Vice President and Assistant Treasurer

SEND YOUR CORRESPONDENCE TO:
Idex Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida  34618-9015

CUSTOMER SERVICE
(888) 233-IDEX (4339)
    toll free call
Hours: 8 a.m. to 7 p.m. Monday - Thursday,
           8 a.m. to 6 p.m. Friday  Eastern time

IDEX Intouch
(800) 421-IDEX (4339)
24-hour automated account information

INVESTMENT ADVISERS
Idex Management, Inc.
201 Highland Avenue
Largo, Florida  33770-2597

InterSecurities, Inc.
201 Highland Avenue
Largo, Florida  33770-2597

SUB-ADVISERS
AEGON USA Investment
Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499

C.A.S.E. Management, Inc.
2255 Glades Road, Suite 221-A
Boca Raton, Florida 33431

Dean Investment Associates
2480 Kettering Tower
Dayton, Ohio  45423

Fred Alger Management Inc.
30 Montgomery Street
Jersey City, New Jersey 07302

GE Investment Management Incorporated
3003 Summer Street
Stanford, Connecticut 06905

Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206

Luther King Capital
Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102

NWQ Investment Management
Company, Inc.
655 South Hope Street, 11th Floor
Los Angeles, California 90017

Scottish Equitable Investment
Management Limited
Edinburgh Park,
Edinburgh EH12 9SE, Scotland

PRINCIPAL UNDERWRITER
InterSecurities, Inc.
201 Highland Avenue
Largo, Florida 33770-2597

CUSTODIAN
Investors Fiduciary Trust Company

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1055 Broadway, 10th Floor
Kansas City, Missouri  64105


If you receive duplicate mailings because you have more than one account in the same Portfolio or in the IDEX Series Fund, at the same household, you may wish to save your Fund money by consolidating your accounts by address. Please call IDEX Customer Service toll free at (888) 233-IDEX (4339).